As filed with the U.S. Securities and Exchange Commission on April 26, 2021
1933 Act Registration No. 333-148578
1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 13	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 49	☒

THRIVENT VARIABLE LIFE ACCOUNT I
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue South, Suite 100
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 920-628-4045
Heather J. Thenell, JD
Director, Senior Counsel
Thrivent Financial for Lutherans
4321 North Ballard Road
Appleton, WI 54919
(Name and Address of Agent for Service) It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Variable Universal Life Insurance II

Thrivent Variable Life Account I

Statutory Prospectus
April 30, 2021
This prospectus describes key features of the Thrivent Financial Variable Universal Life II Contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent”) between 2008 and 2019. The Contract is a flexible premium individual variable adjustable life insurance contract and is a long-term investment designed to provide significant life insurance benefits. Even though we no longer issue new Contracts on this form as described in this prospectus, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
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Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Thrivent or from your financial professional. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Thrivent electronically by signing up for electronic delivery on our website at www.thrivent.com/gopaperless.
You may elect to receive all future reports in paper free of charge. You can inform Thrivent that you wish to continue receiving paper copies of your shareholder reports by calling our Service Center at 1-800-847-4836. Your election to receive reports in paper will apply to all Subaccounts available under your Contract.
The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this statutory prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	A Decrease Charge (early withdrawal charge) may be assessed upon surrender, lapse or any decrease in the Face Amount. A Decrease Charge will be assessed if the Contract issued is in the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. The Decrease Charge will vary depending on the number of years since the Date of Issue, or the last increase in Face Amount. The maximum amount that may be charged is $51.00 per $1,000 of decrease in Face Amount. For example, if you make an early withdrawal, you could pay a Decrease Charge of up to $5,100 on a $100,000 decrease.			Charges Fee Table
Transaction Charges	In addition to Decrease Charges (early withdrawal charges), you also may be charged for other transactions (such as when you pay a premium, transfer Accumulated Value between investment options, make more than one partial surrender in a Contract Year or exercise your Accelerated Death Benefit).
If the Face Amount is $250,000 or more, a premium charge of 4% of each premium payment is deducted. If the Face Amount is less than $250,000, a premium charge of 5% of each premium payment is deducted.
A partial surrender charge applies upon each partial surrender in excess of one per Contract Year. The maximum amount deducted is $25 per partial surrender.
A transfer charge applies to each transfer in excess of the first twelve transfers made in a Contract Year. The maximum amount deducted is $25 per transfer.
An accelerated death benefit charge will be deducted upon the exercise of the benefit. The maximum amount deducted is $150. The charge may vary by state.
	An illustration charge of $25 applies upon each request in excess of one per Contract Year.			Charges Fee Table
Ongoing Fees and Expenses (annual charges)	In addition to Decrease Charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses (typically assessed monthy), including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, monthly unit charges, basic monthly charges, asset charges, interest on any Debt, and the cost of optional benefits available under the Contract. Some of these fees and expenses are set based on characteristics of the Insured (e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract .
	Investors will also bear expenses associated with Portfolio companies that correspond to Subaccount s available under the Contract, as shown in the following table:			Charges Fee Table Appendix
	Annual Fee	Minimum	Maximum
	Annual Portfolio Company Expenses (deducted from Portfolio assets)	0.23%	3.20%

RISKS		Location in Statutory Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
	Additionally, Debt will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. You should only purchase the Contract if you have the financial ability to keep it in force for a substantial period of time.
	The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. You should not purchase the Contract if you do not need life insurance protection or intend to surrender all or part of the Accumulated Value in the near future. Surrender charges, expenses, and tax consequences generally make the Contract unsuitable as a short-term investment.	Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract . You could lose some or all of your money.
	You should review the available Portfolios’ prospectuses before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.	Principal Risks of Investing in the Contract
Contract Lapse	If your monthly deductions exceed your Cash Surrender Value, then unless your Contract has an active No-Lapse Guarantee in effect your Contract will enter a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us a sufficient payment by a specified date. There is a cost to reinstate the Contract. No Death Benefit will be paid if the Contract is lapsed. We will reinstate a Contract only if our requirements for reinstatement are satisfied, including as to continued insurability of the insured person and the costs of reinstatement.	Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments	We place limits on frequent trading.
There is a $25 charge for each transfer when you transfer money between investment options in excess of 12 times a year.
Thrivent reserves the right to remove or substitute Portfolio companies as investment options that are available under the Contract .
We will not accept any premiums when the Death Benefit is based on the Table of Death Benefit Factors or the portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC).	Frequent Trading Policies Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits	In addition to the standard death benefit(s) associated with your Contract, other standard and/or optional benefits may also be available to you. Certain restrictions may apply.
Additional information on each optional benefit listed below is available later in this prospectus.
Accidental Death Benefit
Disability Waiver of Monthly Deductions
Disability Waiver of Selected Amount
Applicant Waiver of Selected Amount
Guaranteed Increase Option
Child Term Life Insurance
Term Life Insurance
Spouse Term Life Insurance
Annual Increase Benefit
Accelerated Death Benefit for Terminal Illness	Other Benefits Available Under the Contract
TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC.
Distributions including loans and loan interest will taxed be on an “income first” basis and may be subject to a penalty tax if taken before you are age 59  1⁄2 if your Contract is a MEC.
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.	Taxes

CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Your financial professional may receive compensation for selling this Contract to you. This compensation consists of commissions, bonuses, asset-based compensation, and promotional incentives. Thrivent may also share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.	Distribution of the Contract
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Distribution of the Contract

Overview of the Contract
This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Special Terms at the end of this prospectus that define certain words and phrases used in this prospectus.
Purpose
The Contract is a flexible premium variable adjustable life insurance contract and is a long-term investment, not appropriate for a customer with near term liquidity needs. The primary purpose of the Contract is to provide a death benefit to beneficiaries upon the death of the Insured. Secondarily, the Accumulated Value in the Contract may provide a source of supplemental income in the future.
Premiums
After you pay the initial premium and after the contract is issued, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. Insufficient premiums may result in a lapse of the Contract. Therefore, we recommend that you pay at least the No-Lapse Guarantee Premiums to protect your Contract from lapsing. While there are no scheduled premium due dates, you may elect to receive billing statements annually. You also may elect to make pre-authorized automatic premium payments using our electronic payment program. In most cases, you may make changes in the frequency and payment amounts at any time by giving adequate Notice to our Service Center. Premiums may be allocated to the Subaccounts of the Variable Account and/or to the Fixed Accounts. Additional information about each Portfolios corresponding to the Subaccounts is provided in the Appendix to this prospectus.
Contract Features
Death Benefit
You may select between two Death Benefit Options: the Level Death Benefit and the Variable Death Benefit.
Option 1 (Level Death Benefit Option). Under this option, the Death Benefit is the Face Amount or, if greater, the Accumulated Value multiplied by the death benefit factor. The death benefit factor depends on the Insured’s Attained Age. The Death Benefit for this option generally remains level.
Option 2 (Variable Death Benefit Option). Under this option, the Death Benefit is the Face Amount plus Accumulated Value, or, if greater, the Accumulated Value multiplied by the death benefit factor. The death benefit factor depends on the Insured’s Attained Age. The Death Benefit for this option will vary over time.
Partial Surrenders
You may withdraw part of your Accumulated Value by giving us Notice. During each Contract Year, we deduct up to a $25 charge from the Accumulated Value for each partial surrender after the first one. This charge does not apply to partial surrenders made after the Insured’s Attained Age 121. Decrease Charges may apply if the partial surrender results in a decrease in Face Amount. Partial surrenders may have tax consequences.
Surrenders
At any time while the Contract is in force and the Insured is living, you may surrender this Contract by giving us Notice. A surrender may result in a Decrease Charge depending how long your Contract has been in force. Surrenders may have tax consequences.

Loans
While the Insured is living, you may, by giving Notice, obtain a loan using your Contract as security for a loan. You may borrow the Accumulated Value of your Contract less any applicable Decrease Charge and Debt. The maximum annual interest rate charged on Debt is 5.5%. For amounts that are transferred as collateral to the Loan Account, we pay an annual rate of 4%. For additional information see Loans in this prospectus and in your Contract. Loans may have tax consequences.
Waivers and Other Additional Benefits
You may select one of two different disability waivers, Disability Waiver of Monthly Deductions and Disability Waiver of Selected Amount.
Disability Waiver of Monthly Deductions (Optional Benefit)
Waiver of monthly deductions provides that, in the event of the Insured’s qualifying disability, we will waive your cost of insurance and expense deductions until the earlier of the Insured’s age 121 or recovery from total disability. Having this optional rider guarantees that the Contract and Additional Benefits will continue while the Insured is disabled. The charge for this rider is a percentage based on Attained Age multiplied by the amount of each monthly deduction.
Disability Waiver of Selected Amount (Optional Benefit)
Waiver of selected amount credits the amount selected at issue. This benefit is payable until the earlier of the Insured’s age 121 or recovery from total disability. The rider ensures that your planned premiums continue during the Insured’s disability and the Contract functions as if you were paying the planned premium. Having this optional rider does not always guarantee that the Contract and Additional Benefits will continue while the Insured is disabled. The charge for this rider is a percentage based on Attained Age multiplied by the selected amount.
Applicant Waiver of Selected Amount (Optional Benefit)
This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract in the event of the applicant’s qualifying disability or death. Amounts will be credited until the end of the benefit period as defined in the rider. The charge for this benefit is a percentage based on attained age of the applicant and Issue Age of the Insured multiplied by the selected amount. The charge will apply until the rider terminates. The rider will terminate on the earliest of the following dates:
1.The date the applicant dies as a result of a risk not covered by the rider.
2.The date the applicant reaches age 65 or the end of a benefit period, if later.
3.The date control of the Contract transfers to the Insured.
4.The date the Contract terminates.
5.The first Monthly Anniversary on or after the date we receive Notice to cancel the rider.
Accidental Death Benefit (Optional Benefit)
This benefit generally provides an additional Death Benefit when the Insured dies from accidental bodily injury. Subject to our overall limit on accidental Death Benefits, you may select the amount of coverage up to the same amount as the Face Amount of your Contract. Any accidental Death Benefit payable would be in addition to your basic Death Benefit. The charge for this rider, based on Issue Age, is a per-thousand rate multiplied by the accidental death amount.
Guaranteed Increase Option (Optional Benefit)
Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities. The charge is a per-thousand rate multiplied by the size of the guaranteed increase amount. A new No-Lapse Guarantee Premium will be determined for any No Lapse Guarantee in effect on the date of increase.

Child Term Life Insurance (Optional Benefit)
This rider generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the rider anniversary following the child’s 25th birthday. Conversely, in the event of the death of the Insured, the rider for any covered child will become child paid-up term insurance in force to the child’s 25th birthday. Beginning on the rider anniversary on or after the covered child’s 21st birthday until the rider anniversary on or after that child’s 25th birthday, the child will have the option to purchase his or her own life Contract without having to provide evidence of insurability. The charge for this benefit is a per-thousand rate multiplied by the amount of rider coverage. The charge does not depend upon the number of children Insured.
This rider may be issued even if there are no eligible children at the time the Contract is issued. In this case, there is no charge for this rider while there are no covered children. If you notify us within six months of the first birth or adoption, your child, and any subsequent children, will be covered without evidence of insurability. Charges will begin six months after the date of birth or adoption.
Term Life Insurance and Spouse Term Life Insurance (Optional Benefit)
These riders provide additional term life insurance. The riders are available on the life of the Insured and/or on the life of the spouse of the Insured for 10, 20, or 30 years. The charge for this benefit is a per-thousand cost of insurance rate multiplied by the amount of rider coverage.
Annual Increase Rider (Optional Benefit)
This benefit annually increases the Face Amount of the Contract by a percentage selected by you and the sum of the increases under the rider cannot exceed the Face Amount of the Contract on the issue date of the rider. The increase is automatic and not subject to evidence of insurability. The amount of increase will be rounded up to the next $100. There is no charge for this benefit. However, as the Face Amount increases, your overall cost of insurance charge increases and the cost of insurance charge for the increase will be based on the Insured’s Attained Age on the effective date of the increase. A new No-Lapse Guarantee Premium will be determined for any No Lapse Guarantee in effect on the date of increase.
Accelerated Death Benefit for Terminal Illness Rider (Standard Benefit)
This rider pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 24 months or less in most states. The rider is designed to provide an income-tax free benefit under IRC section 101(g). In rare circumstances, tax consequences may result. The fee to exercise this benefit is up to $150.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Percent of Premium Charge	Upon receipt of each premium payment	5% of each premium payment[1]
Premium Tax Charge	Not currently applicable[2]	Not currently applicable[2]
Decrease Charge[3]	Upon surrender, lapse, or decrease in the Face Amount
Maximum		$51.00 per $1,000 of decrease in Face Amount
Minimum		$3.37 per $1,000 of decrease in Face Amount
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $350,000, in the first Contract Year.		$23.43 per $1,000 of decrease in Face Amount
Partial Surrender Charge	Upon each partial surrender[4]	$25 per partial surrender
Transfer Charge	Upon each transfer after the twelfth in a Contract Year.[5]	$25 per transfer
Accelerated Death Benefit	On exercise of benefit[6]	$150
Illustration of Hypothetical Values	Upon each request[7]	$25 per illustration
1 If the Face Amount is $250,000 or more, then, 4% of each premium payment. The Percent of Premium Charge may not be deducted in certain situations.
2 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
3 The Decrease Charge applies to decrease in Face Amount during the first 10 Contract Years and during the first 10 years following an increase in Face Amount. The Decrease Charge remains level for the first five years of the Contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero after year 10 (and to zero after the 10th year following an increase in Face Amount). Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. See Charges.
4 The charge applies upon each partial surrender in excess of one per Contract Year.
5 The charge applies to each transfer in excess of the first twelve transfers made in a Contract Year.
6 The charge may vary by state and may be lower in some states.
7 The charge applies upon each request in excess of one per Contract Year. There is no charge for illustrations provided prior to Contract purchase.

Periodic Charges Other Than Fund  Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund  fees and expenses.
Charge	When Deducted	Amount Deducted (Annualized)
Cost of Insurance Charge[8]	On Date of Issue and monthly thereafter
Maximum		$999.96 per $1,000 of amount at risk[9]
Minimum		$0.18 per $1,000 of amount at risk[9]
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $350,000, in the first Contract Year		$1.52 per $1,000 of amount at risk[9]
Asset Charge A charge based on Accumulated Value	On Date of Issue and monthly thereafter	0.55% of the Accumulated Value[10]
Mortality and Expense Risk Charge A banded charge based on Subaccount Accumulated Value	On Date of Issue and monthly thereafter	0.45% of the Subaccount Accumulated Value[11]
Per Unit Charge[12]	On Date of Issue and monthly after issue, and monthly after Face Amount increase
Maximum Charge		$6.00 per $1,000 of Face Amount
Minimum Charge		$0.00 per $1,000 of Face Amount
Charge for a male Insured, Issue Age 40, in the standard non-tobacco risk class with a Face Amount of $350,000, in the first Contract Year		$0.77 per $1,000 of Face Amount
Basic Monthly Charge	On Date of Issue and monthly thereafter	$108 [13]
8 Cost of insurance charges depend on the Insured’s Issue Age, sex (in most states), amount at risk, Face Amount, risk class and duration of the Contract.
9 For more information on the calculation of this charge see Charges.
10 The amount applies during the first 10 Contract Years. After the 10th Contract Year, the maximum annual rate drops to 0.20% of the Accumulated Value.
11 Maximum mortality and expense charge. Actual current charges may be less. For more information on this charge see Charges.
12 The charge applies for the first 120 months after issue and the first 120 months after an increase in Face Amount. See Charges.
13 Charge shown is for adults (18 + years) and equates to $9.00 per month. For juvenile (0-17 years) Contracts, the charge is $90 per year, which equates to $7.50 per month.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Debt Interest	Accrues daily	2.05% Net Interest Rate on Debt[14]
Preferred Debt Interest	Accrues daily	1.55% Net Interest Rate on preferred Debt[15]
Additional Benefit Charges:[16]
Accidental Death Benefit	On the rider date of issue and monthly thereafter[17]
Maximum		$1.1208 per $1,000 of rider coverage amount
Minimum		$0.0696 per $1,000 of rider coverage amount
Charge for a male Insured, Issue Age 40, in the standard risk class in the first Contract Year		$0.42 per $1,000 of rider coverage amount
Term Life Insurance Benefit	On the rider date of issue and monthly thereafter[18]
Maximum		$999.96 per $1,000 of rider coverage amount
Minimum		$0.43 per $1,000 of rider coverage amount
Charge for a male Insured, Issue Age 40, in the standard nontobacco risk class with a Face Amount/rider coverage amount of $350,000[19], in the first Contract Year		$1.44 per $1,000 of rider coverage amount
Applicant Waiver of Selected Amount Benefit Charge	On the rider date of issue and monthly thereafter
14 The maximum net interest charged on Debt is 2.05%. The gross annual interest rate charged on Debt is 5.5% and for amounts that are transferred as collateral to the Loan Account we pay a minimum effective annual rate of 4%. The asset charge will reduce the effective rate that is credited.
15 The maximum net interest charged on preferred Debt is 1.55%. The gross annual interest rate charged on preferred Debt is 5% and for amounts that are transferred as collateral to the Loan Account we pay a minimum effective annual rate of 4%. The asset charge will reduce the effective rate that is credited.
16 Charges for Additional Benefits may vary based on Attained Age or Issue Age, sex (in most states), risk class, Face Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The charges noted apply if the rider is included in your Contract and the Contract and/or rider has not otherwise terminated. Before you purchase a Contract, we will provide you a free personalized illustration of your future benefits under the Contract.
17 This charge applies until the Insured’s Attained Age 70.
18 This charge applies until the end of the term period.
19 The amount of coverage includes $175,000 of base coverage and $175,000 of term rider coverage with a total of $350,000 in coverage.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Maximum		195% of the selected monthly premium amount[20]
Minimum		5% of the selected monthly premium amount[20]
Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class, in the first Contract Year.		6% of the selected monthly premium amount[20]
Child Term Life Insurance Benefit	On the rider date of issue and monthly thereafter	$6.00 per $1,000 of rider coverage amount[21]
Annual Increase Benefit		No charge for this benefit[22]
Disability Waiver of Monthly Deduction Benefit	On the rider date of issue and monthly thereafter
Maximum		195.5% of all monthly deductions[23]
Minimum		4.8% of all monthly deductions[23]
Charge for a male Insured, Issue Age 40, in the standard risk class		7.7% of all monthly deductions[23]
Disability Waiver of Selected Amount Benefit	On the rider date of issue and monthly thereafter
Maximum		98% of the selected monthly premium amount[24]
Minimum		1.9% of the selected monthly premium amount[24]
Charge for a male Insured, Issue Age 40, in the standard risk class		3.7% of the selected monthly premium amount[24]
Guaranteed Increase Option Benefit	On the rider date of issue and monthly thereafter
20 Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the 10-Year No-Lapse Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code. Please see Additional Benefits for more information on applicability of this charge.
21 The charge applies until Insured’s Attained Age 80.
22 This benefit will result in annual increases in Face Amount, which will result in increases in your overall cost of insurance deductions.
23 The charge applies until Insured’s Attained Age 65. Monthly deductions include cost of insurance charge, benefit rider charges, basic monthly charge, per unit charge, asset charge, and mortality and expense risk charge.
24 The charge applies until Insured’s Attained Age 65. Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the 10-Year No-Lapse Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Deducted	Amount Deducted (Annualized)
Maximum		$2.52 per $1,000 of rider coverage amount[25]
Minimum		$0.36 per $1,000 of rider coverage amount[25]
Charge for an Insured, Issue Age 0		$0.36 per $1,000 of rider coverage amount[25]
Spouse Term Life Insurance Benefit	On the rider date of issue and monthly thereafter
Maximum		$999.96 per $1,000 of rider coverage amount[26]
Minimum		$0.43 per $1,000 of rider coverage amount[26]
Charge for a female Insured, Issue Age 35, in the standard nontobacco risk class with a rider coverage amount of $350,000, in the first Contract Year		$1.20 per $1,000 of rider coverage amount[26]
25 The charge applies until the first rider anniversary on or after Insured’s age 43.
26 The charge applies until the earlier of the Insured’s or spouse’s death or divorce, or the end of the term period.
The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that investors will bear during the time that they own the Contract. This table shows the range (maximum and minimum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	MINIMUM	MAXIMUM
Expenses that are deducted from Portfolio Company assets, including management fees, distribution fees and other expenses.	0.23%	3.20%
Expenses that are deducted from Portfolio Company assets, after reimbursements and/or fee waivers.*	0.23%*	1.20%*
* The reimbursements and/or fee waivers will last until April 30, 2022, but may be terminated at any time in the future.
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency.
Principal Risks of Investing in the Contract

Investment Risk
The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Portfolios corresponding to the Subaccounts will be unfavorable and that the Accumulated Value will decrease. If your investment performance is very poor, you could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Accounts, then we credit your Accumulated Value in the Fixed Accounts with a declared rate of interest. You assume the risk that the rate may decrease, although the Fixed Account rate will never be lower than a guaranteed minimum annual effective rate of 3.55% in the first 10 Contract Years, then at least 3.2% thereafter.
Health Crisis Risk
The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the Fund to process contract owner redemptions, and negatively impact Fund performance. The COVID-19 outbreak and future pandemics could affect the global economy in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of the Fund.
Risk of Lapse
If your monthly deductions exceed your Cash Surrender Value, then unless your Contract has an active No-Lapse Guarantee in effect your Contract will enter a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us a sufficient payment by a specified date. Your Contract generally will not lapse:
♦	if you make timely payment of the minimum premium amount required to keep a No-Lapse Guarantee in effect; or
♦	if during the grace period you make a payment sufficient to cover the next two monthly deductions plus any additional amount necessary to bring your Cash Surrender Value to a positive balance before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.
Tax Risks
We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Under current tax law, Death Proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Proceeds. However, Death Proceeds may be subject to state and/or federal estate and/or inheritance tax.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a “modified endowment contract” (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, collateral assignments, loans and loan interest under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, collateral assignments and loans (including loan interest) taken before you reach age 59 1⁄2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.
If the Contract lapses and a loan is outstanding, you may be deemed to be in receipt of taxable income from the Contract. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.

We make no guarantees regarding any tax treatment— federal, state or local—of any Contract or of any transaction involving a Contract. You should consult a qualified tax advisor for assistance in all Contract-related tax matters.
Surrender and Partial Surrender Risks
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals.
A Decrease Charge will be assessed if the Contract is surrendered in the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. If a partial surrender results in a decrease in Face Amount, a Decrease Charge applies to Face Amount decreases during the first 10 Contract Years after the Date of Issue and for 10 years after each increase in Face Amount. If you select a level Death Benefit Option, a partial surrender will generally reduce the Face Amount of the Contract. Depending on the amount of premium paid, or any Decrease Charges, there may be little or no Cash Surrender Value available to you at the time you surrender your Contract. Decrease Charges reduce your Cash Surrender Value and your Cash Surrender Value may be less than the premiums paid.
Even if you do not ask to surrender your Contract, Decrease Charges may play a role in determining whether your Contract will lapse (terminate without value). This is because Decrease Charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse in this section.
A partial surrender will reduce Accumulated Value, Death Benefit and the amount of premiums considered paid to meet the No-Lapse Guarantee Premium requirement.
A surrender or partial surrender may have tax consequences.
Loan Risks
A Contract loan, whether or not repaid, will affect the Accumulated Value over time because we transfer the amount of the Debt from the Subaccounts and/or Fixed Accounts as collateral. This loan collateral does not participate in the investment performance of the Subaccounts.
We reduce the amount we pay on the Insured’s death by the amount of any outstanding Debt. Your Contract may lapse (terminate without value) if your Debt reduces the Cash Surrender Value to less than zero.
Debt will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s summary prospectuses. Please refer to the summary prospectuses for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Short-Term Investment Risk
The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is more beneficial to investors with a long time horizon. Surrender charges, expenses, and tax consequences make the Contract unsuitable as a short-term investment. You should only purchase the Contract if you have the financial ability to keep it in force for a substantial period of time.  The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. You should not purchase the Contract if you do not need life insurance protection or intend to surrender all or part of the Accumulated Value in the near future.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. If Thrivent experiences financial distress, it may not be able to meet its obligations to you.  More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Premium Payment Risk
Your ability to make additional premium payments may be restricted under the Contract, depending on the version of the Contract that you own, the optional benefits that you have elected, and other factors.  We will not accept any premiums when the Death Benefit is based on the Table of Death Benefit Factors or the portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors.  We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC.
Fees and Charges
Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
Risks Affecting our Administration of Your Contract
We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, the coronavirus (COVID-19) pandemic and other pandemics and epidemics, and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
The Contract is not designed for frequent transfers by anyone. Frequent transfers between subaccounts may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Portfolio. Neither the Contracts nor the underlying Portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Contract Owners could be at the expense of other Contract Owners. To protect Contract Owners and the underlying Portfolios, we have policies and procedures to deter frequent transfers between and among the Subaccounts. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners.
General Description of the Registrant, Depositor, and Portfolio Companies

Depositor
Thrivent Financial for Lutherans is the insurance company that issues the Contract with principal executive offices located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.
Registrant
Thrivent Variable Life Account I is the Registrant for the Contract. Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent (then, Aid Association for Lutherans) on May 8, 1997, pursuant to the laws of the State of Wisconsin, and the first investment was made on March 31, 1998. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
Income, gains and losses credited to, or charged against, the Registrant reflect the Registrant’s own investment experience and not the investment experience for the Depositor’s other assets. The assets of the registrant may not be used to pay any liabilities of the Depositor other than those arising from the Contracts. The Depositor is obligated to pay all amounts promised to investors under the Contracts.
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information about the Portfolio. You can view these online at dfinview.com/Thrivent/VariableLifeII. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Voting
To the extent required by law, we will vote the Portfolio’s shares held in the Variable Account at regular and special shareholder meetings of the Portfolio in accordance with instructions received from persons having voting interests in the corresponding Subaccounts (investment options) of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio
Charges
Charges are necessary to pay Death Benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We expect to profit from one or more of the charges under the Contract. We can use these profits from any of these charges for any corporate purpose including our fraternal activities.

Percent of Premium Charge
We charge a Percent of Premium Charge of 5% on each premium while the Face Amount is less than $250,000, otherwise 4% of each premium. The resulting amount available after the charge is the Net Premium. We use this Percent of Premium Charge in part to cover distribution costs. We credit the Net Premium to the Subaccounts and Fixed Accounts according to your allocation instructions. The Percent of Premium Charge may be waived in certain situations.
Decrease Charge
If you elect to surrender your Contract, reduce the Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable Decrease Charge. Decrease Charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders or Death Benefit Option changes that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 years following an increase in Face Amount), we calculate the amount of the Decrease Charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Anniversary or upon surrender or lapse, if earlier. We do not impose any other charges (such as mortality and expense risk charges) on the Decrease Charge amount during this time. Because the Decrease Charge is not immediately deducted, you retain the investment risk on such amount prior to deduction and will bear any investment loss and benefit from any investment gain on such amounts. If the Decrease Charge applies to a partial surrender, the Decrease Charge will be deducted from the Subaccounts and Fixed Accounts in the same ratios as used for the partial surrender. If the Decrease Charge applies to other Face Amount decreases, the Decrease Charge will be deducted from the Subaccounts and Fixed Accounts in the same ratios as the monthly deduction is taken. New Decrease Charges apply to each Face Amount increase.
The Decrease Charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by sex (in most states), Face Amount, risk class and Issue Age. For the first five Contract Years, the Decrease Charge remains level then grades to zero after the 10th Contract Year. Beginning in the 11th year after the Date of Issue (assuming no increases in Face Amount), the Decrease Charge will be zero. We list your Decrease Charges in your Contract.
If you increase your Contract’s Face Amount, a new Decrease Charge is applicable to the increase, in addition to any existing Decrease Charge. We list your actual Decrease Charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.
We subtract the amount of decrease first from any previous increases in the Face Amount, starting with the most recent and then as needed from the original Face Amount.
Range of Decrease Charges as a Percentage of Face Amount Reduction
Duration in Years Since Issue or Increase	1	2	3	4	5	6	7	8	9	10	11
Lowest Possible Charge at Any Age	0.23%	0.23%	0.23%	0.23%	0.23%	0.28%	0.23%	0.17%	0.11%	0.06%	0.00%
Highest Possible Charge at Any Age	5.10%	5.10%	5.10%	5.10%	5.10%	4.25%	3.40%	2.55%	1.70%	0.85%	0.00%
Partial Surrender Charge
We charge up to $25 for each partial surrender after the first partial surrender each Contract Year. This charge is in addition to the amount withdrawn. This charge does not apply to automatic partial surrenders or surrenders after Insured’s age 121.

Transfer Charge
You may make up to twelve transfers per Contract Year from the Subaccounts and Fixed Account, only one of which may be from the Fixed Account, without charge. We charge up to $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.
Monthly Deductions from Accumulated Value
We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less accumulated value in the Loan Account. With our approval, you may choose other allocations of the monthly deductions. We deduct charges each month, beginning with the Contract Date (effective retroactive to the Date of Issue, if different) then monthly thereafter on each Monthly Anniversary, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the next Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.
The monthly deductions consist of:
♦	the asset charge;
♦	the basic monthly charge;
♦	any monthly unit charges in effect on the Monthly Anniversary;
♦	the monthly mortality and expense risk charge;
♦	charges for Additional Benefits, if any; and
♦	the monthly cost of insurance charge.
Asset Charge
This charge covers the expenses incurred in issuing and administering the Contract and operating the Variable Account. The asset charge will be assessed on the total Accumulated Value across all accounts. The charge will be 0.55% on an annual basis (0.04572% monthly) in Contract Years 1 through 10, and 0.20% (0.01665% monthly) starting in Contract Year 11.
Basic Monthly Charge
We deduct a charge to cover administration of the Contract. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports. This charge is dependent upon the Issue Age of the Insured.
For Contracts we issue to Insureds whose Issue Age is from 0 to 17, we charge a monthly charge of $7.50. We charge all others $9 per month.
Monthly Unit Charge
This charge compensates us for expenses associated with underwriting, issuing or increasing the Face Amount, and distributing the Contract. This charge is dependent upon the Issue Age, sex and risk class of the Insured. The charge will be assessed on a per $1,000 of Face Amount basis and assessed monthly for the first 10 Contract Years and for 10 years following an increase in Face Amount.

Mortality and Expense Risk Charges
The mortality and expense risk charge is a monthly charge for risks that we assume in the Contract. The main mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance, and other charges specified in the Contract would be insufficient to meet actual claims. The main expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the other Contract charge revenues that are available to cover such expenses. We may use any profit to pay distribution, sales and other expenses.
The following table outlines our current annual mortality and expense risk charge that will be assessed from the accumulated value of all of your Subaccounts. No mortality and expense risk charges are deducted from the Fixed Accounts. This charge is based on your Subaccount accumulated value at the time the charge is deducted.
	Current M&E Charge	Maximum M&E
Subaccount Accumulated Value	All Years	All Years
0 up to $24,999.99	0.30%	0.45%
(monthly)	(.02497)	(.03742)
$25,000 up to $99,999.99	0.15%	0.45%
(monthly)	(.01249)	(.03742)
$100,000 and above	0%	0.45%
(monthly)	(0.00000)	(.03742)
Additional Benefit Charge
If your Contract includes Additional Benefits, we will deduct a monthly cost for those benefits from the Accumulated Value. Refer to Other Benefits Under the Contract for more information.
Cost of Insurance
We assess a monthly cost of insurance charge. The charge depends on a number of variables (including Issue Age, sex (in most states), risk class, Attained Age, and Insurance Coverage Amount) that would cause it to vary from contract to contract.
The primary factors in the determination of the cost of insurance charge are the cost of insurance rate (or rates) and the risk amount. The maximum cost of insurance charge for the initial Face Amount equals: (a) the maximum cost of insurance rate for the Insured’s Attained Age shown in your Contract, multiplied by (b) the amount at risk of your Contract divided by (c) 1,000. The maximum cost of insurance charge for any Face Amount increase is computed similarly, based on the risk amount that is attributable to that increase and the applicable maximum cost of insurance rate for that increase. We will provide you with a supplemental Contract schedule page showing the maximum cost of insurance rates for any Face Amount increase, if different from those for the initial Face Amount.
The risk amount at any time is the amount by which the Death Benefit under the Contract then exceeds the Contract’s Accumulated Value.
We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date (effective retroactive to the Date of Issue, if different).
We underwrite the applicant to determine the risk class for the Initial Face Amount or a requested Face Amount increase using information provided in the application and in other sources permitted by law. The factors that we can consider for underwriting include, but are not limited to:
♦	the amount of insurance applied for,
♦	the proposed Insured’s age,
♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); and/or
♦	other information such as financial information that may be required.
Based on such information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.
Cost of Insurance Rates
Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality, expense and persistency experience.
Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured’s Attained Age and the applicable rate in the 2001 CSO Mortality Tables for Non-smokers and Smokers. We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.
Our current cost of insurance rates apply uniformly to all Insureds of the same Issue Age, Attained Age, sex,  risk class and rating within the same band. Banding refers to the Face Amount. For purposes of this charge, the Insurance Coverage Amount includes any increases to the Face Amount made subsequent to the initial Face Amount and also includes the amount of any term rider coverage on the Insured under this Contract. Face Amounts within increasingly higher bands will generally result in a reduced cost of insurance on a per thousand basis. Any changes in the cost of insurance rates will apply uniformly to all Insureds of the same risk class within the same band. The bands for this charge are as follows:
Banded Levels
$25,000 to $99,999
$100,000 to $249,999
$250,000 to $999,999
$1,000,000 and above
The cost of insurance rates generally increase as the Insured’s Attained Age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The seven risk classes consist of the following:
1.Super-Preferred Non-Tobacco (Issue ages 18 to 75, $100,000+ of Face Amount)
2.Preferred Non-Tobacco (Issue ages 18 to 75, $100,000+ of Face Amount)
3.Preferred Tobacco (Issue ages 18 to 75, $100,000+ of Face Amount)
4.Standard Non-Tobacco (All issue ages)
5.Standard Tobacco (issues ages 18 to 80)
6.Substandard Non-Tobacco (Rated)
7.Substandard Tobacco (Rated)
Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.

Loan Charges
For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5.5% on the Debt. Interest will accrue on a daily basis at a maximum annual rate of 5.0% on any preferred Debt. An interest rate of 4.0% will be credited annually on amounts that are transferred as collateral to the Loan Account, but the asset charge will reduce the effective rate that is credited.
Variation or Reduction of Charges
We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.
Fund Charges
The value of the net assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the Fund’s summary prospectuses and Fee Tables above.
Operating Expenses
We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The Variable Account will be fully funded at all times for purposes of the federal securities laws. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other contract liabilities of the Variable Account arising under the contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.
General Description of the Contract
We issue Contracts to applicants who are age 16 or older who become benefit members of Thrivent. We also issue Contracts when the proposed Insured is younger than age 16, but is otherwise eligible for benefit membership. The benefit member is approved by Thrivent and will be named in the Application.
While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract.
If the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured/Owner in this case and retain control over the Contract. The adult is referred to as the applicant controller in the Contract. The applicant controller exercises certain rights of ownership on behalf of the juvenile. These rights are described in the Contract. The applicant controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.
After the juvenile Insured/Owner attains age 16, control will transfer to the Insured/Owner on the earlier of:
♦	the Contract Anniversary after the Insured’s 21st birthday;
♦	the date on which the applicant controller transfers control to the Insured/Owner by giving us Notice; or
♦	the date of death of the applicant controller.
If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

Term Conversion
Contract Owners may be eligible for a contractual conversion incentive to convert their Thrivent term insurance contract(s) or rider(s) to permanent coverage.
If you are eligible for and exercise the conversion privilege found in eligible Thrivent term contracts and riders, Thrivent will give you a credit toward the first premium payable for the new coverage. The amount of the credit will not be less than $1.00 per $1,000 of term insurance that is converted.
Review this opportunity with your financial professional to determine whether it is available to you and right for you.
Incontestability Provision
We will not contest the validity of your Contract after it has been in force during the Insured’s lifetime for two years from the Date of Issue except for any provisions granting benefits in the event of total disability.
Misstatement of Age or Sex Provision
If the insured’s age or sex has been misstated, adjustments will be made using one of the following methods:
1. If misstatement is discovered upon the Insured’s death, the Face Amount will be changed to be the amount that would have been provided by the most recent cost of insurance deduction using the correct age and sex. The Death Proceeds on the date of change will not be less than the Cash Surrender Value prior to the change.
2. If misstatement is discovered while the Insured is living, the Accumulated Value will be changed to be the amount that would have been provided if the correct age and sex had been used to calculate values beginning on the Date of Issue. However, if this would result in termination of the Contract, the Accumulated Value will not change and the Face Amount will be changed as in (1) above. All future Contract charges will use the correct age and sex.
These methods will be revised as necessary for the Contract to continue to qualify as life insurance under federal tax rules.
Suicide Exclusion Provision
If the Insured dies by suicide within two years after the Date of Issue, the Death Proceeds of this Contract are limited to premiums paid less the sum of: (1) any Debt; and (2) any partial surrenders. If the Insured dies by suicide within two years after the effective date of an increase in Face Amount, the Death Proceeds with respect to the increase are limited to the cost of insurance and per unit charge for the increase.
Ownership Rights
The Contract belongs to the Owner named in the Application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Insured is the Owner unless the Application specifies another person as the Owner, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). However, if the Issue Age was less than 16 and an applicant controller applied for the Contract, then you are the Owner but may not exercise ownership rights until control of the contract is transferred to you. Before control is transferred, only the applicant controller may exercise ownership rights on behalf of the Insured.
The Contract Owner may transfer ownership of the Contract, if the new owner is eligible under our Bylaws, or assign the Contract as collateral by giving Notice. Transfer of ownership will be effective as of the date you sign the Notice or, if the Notice is not dated, on the date the Notice is received at our Service Center.
Thrivent does not allow assignment of variable life insurance contracts to life settlement or viatical companies.

The Contract Owner may name one or more Beneficiaries to receive Death Proceeds. We restrict who may be named as a Beneficiary under your life insurance Contract. The named Beneficiaries must be eligible under our Bylaws. The Contract Owner will classify each Beneficiary as primary or contingent. Upon the Insured’s death, we will pay the Death Proceeds to the Beneficiaries as follows:
1.Proceeds will be paid to the primary Beneficiaries who are then alive.
2.If no primary Beneficiaries are living, proceeds will be paid to the surviving contingent Beneficiaries.
3.If no Beneficiary survives, proceeds will be paid to the Contract Owner or, if the Insured is the Contract Owner, to the Insured’s estate.
Other designations or successions of Beneficiaries may be arranged with us. Any Beneficiary who dies simultaneously with the Insured or within 15 days after the Insured dies and before Death Proceeds have been paid will be deemed to have died before the Insured.
The Contract Owner may change the Beneficiary by giving Notice while the Insured is living. Notice must be received by the Service Center and approved before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we receive Notice.
Transfers
While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by submitting a proper Notice to our Service Center.
You may make twelve transfers per Contract Year without charge. There will be a charge of up to $25 for each transfer in excess of twelve excluding any automatic transfers from the DCA Fixed Account or the Money Market Subaccount. We consider all amounts transferred in the same Valuation Period to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.
Only one transfer may be made from the Fixed Account in each Contract Year which, if made, counts toward the twelve allowable transfers. If the accumulated value in the Fixed Account immediately before the transfer is at least $2,000, the amount transferred may not exceed 25% of the accumulated value in the Fixed Account. Otherwise, the amount transferred may not exceed $500.
Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or the entire Accumulated Value in that Subaccount or Fixed Account, if less.
Frequent Trading Policies
Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and, therefore, unit values) thereby negatively impacting the performance of the corresponding Subaccount.
We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.
As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among Subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.
Exceptions may apply to Dollar Cost Averaging, automatic investment plans, or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.
In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦	Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦	Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment, but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Contract Owner. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Dollar Cost Averaging
Your Contract provides for two different Dollar Cost Averaging programs that allow you to have automatic periodic transfers made to one or more Subaccounts. Dollar Cost Averaging is generally suitable if you are making a substantial deposit to your Contract and desire to control the risk of investing at the top of a market cycle. Either Dollar Cost Averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar Cost Averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals.
Neither Dollar Cost Averaging program allows you to make automatic transfers to the Fixed Account. You may participate in a Dollar Cost Averaging program by giving Notice. The Dollar Cost Averaging programs you may participate in are described below.
Dollar Cost Averaging from the DCA Fixed Account
You may dedicate a premium of at least $1,000 to be allocated to a one-year allocation in the DCA Fixed Account for automatic monthly transfers to one or more Subaccounts. The amount allocated to the DCA Fixed Account will be credited with an interest rate that will be determined when the payment is allocated to the DCA Fixed Account and will be guaranteed for the duration of the one-year period.
One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month like the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the first business day of the next month. If the date falls on a weekend, the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the accumulated value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the accumulated value in the DCA Fixed Account will be transferred to the Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Dollar Cost Averaging from the Money Market Account
You may establish a Dollar Cost Averaging program to make periodic transfers of at least $50 from the Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you select (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until we receive Notice from you to discontinue the program, whichever is sooner. If the amount remaining in the Thrivent Money Market Subaccount drops below the amount you established to be transferred, the entire remaining balance will be transferred on the next transfer date and the Money Market Dollar Cost Averaging program will be discontinued. If the program is discontinued and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.
Automatic Asset Rebalancing Program
As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options (this excludes the Fixed Accounts). You may elect to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.
Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th or 31st). Before you begin the program, you should determine your investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value.
You can elect to participate in the program at the time of Application or at a later time. To elect to participate in the program after Application, we must receive Notice at our Service Center from you. This request will override any previous allocations you may have selected. Rebalancing continues until you stop or change it. You can change your allocations at any time by giving us Notice. You can also stop or suspend the program by providing Notice to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program. Periodic rebalancing takes into account increases and decreases in accumulated values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.
General Account
The General Account consists of all assets owned by Thrivent other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. The Fixed Accounts are part of our General Account. We will declare effective annual interest rates for the Fixed Accounts. The interest rate credited on amounts in the DCA Fixed Account may differ from the interest rate credited on amounts in the Fixed Account. We guarantee that the effective annual interest rate will never be less than 3.55% in the first 10 Contract Years, then at least 3.2% thereafter. At our discretion, we may credit interest at a rate in excess of this guarantee. The Fixed Accounts have not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Accounts have not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the Fixed Accounts nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Accounts, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.
Maintenance of Solvency
If the Society’s reserves for any class of contracts, other than those portions of any contract that provide variable benefits based on the experience of a separate account, become impaired, the Board of Directors may require that benefit members pay the Society an equitable amount to eliminate the deficiency. If the amount is not paid within 60 days from the date we notify you of your share, it will be charged as a loan against this Contract with interest compounded at the rate of 5% per year. If you agree, an equivalent reduction in benefits can be chosen instead of the payment or loan against the Contract.
Modifying the Contract
No representative of Thrivent except the president or the secretary may change any provisions of the Contract.

Termination
Your Contract will terminate if the Contract lapses, the Insured dies, you exercise the right to a full payout under the accelerated death benefit rider, or if you surrender the Contract.
State Variations
Any state variations in the Contract are covered in a special Contract form for use in that state and all material state variations are described in this prospectus. If you would like to review a specimen copy of the Contract and Additional Benefits, contact our Service Center.
Premiums
Flexible Premiums
This Contract is a flexible premium variable adjustable life contract. Premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, most third-party checks or other types of payments defined as not acceptable in our standard procedures. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you elect to pay on a regular basis. We will send you billing statements for an amount you select. You may select quarterly, semi-annual or annual statements. You may also elect to make pre-authorized automatic premiums using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.
We recommend that you pay at least a No-Lapse Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse in the event the Cash Surrender Value is not sufficient to pay the monthly deductions. See No-Lapse Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a modified endowment contract. See Taxes. You should discuss the amount and frequency of your premiums with your financial professional.
Premium in Default and Grace Period
Unless a No-Lapse Guarantee is in effect, a premium is in default on a Monthly Anniversary if a monthly deduction to be made on that date would result in a Cash Surrender Value less than zero. You will be given 61 days from the date notice is mailed to you (in most states) to pay the required premium in order to avoid lapse. In addition, whenever the Contract Debt exceeds the Accumulated Value, the grace period provision will apply. We will notify you of the premium required to keep the Contract in force. The amount indicated in the notice will be based on the Valuation Date on which the notice is produced. The amount needed to prevent the Contract from lapsing may increase or decrease daily based on fluctuations in the Subaccounts you selected.
You should discuss the amount with your financial professional. The Contract will continue in force through the grace period.
If the Insured dies during the grace period, the Death Proceeds payable will be reduced by the amount of the monthly deductions due and unpaid, and the amount of any outstanding Contract Debt.
Net Premiums & Premium Allocation
We deduct a Percent of Premium Charge of 5% on each premium while the Face Amount is less than $250,000, otherwise 4% of each premium. The remainder of the premium is the “Net Premium.” The Percent of Premium Charge may not be deducted in certain situations. Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Accounts according to your allocation instructions.

We will allocate your Net Premium according to the allocation instructions on your Application or most recent allocation instructions on file. Your allocation must be in whole percentages and total 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation percentages for future payments at any time by giving us Notice.
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.
Premium Billing
We will send premium billings based on the amount and interval of premium payments that you requested at the time of Application. Upon our approval, the Contract Owner may change the amount, the interval or the method of billing.
Electronic Payment Program
Our electronic payment program allows you to make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other applicable payment source, rather than being billed. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the next Valuation Date. To set up the electronic payment program you may complete the applicable section on the Application or, after the time of Application, by giving us Notice.
Premium Limits
IRS rules govern the tax treatment of life insurance contracts. We have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a “modified endowment contract” (MEC). If mandated under applicable law, we may be required to reject a premium payment.
In addition to excluding life insurance Death Benefits from the Beneficiary’s gross income, the Internal Revenue Code also defers taxation on the income portion of the Accumulated Value, prior to receipt by the Contract Owner. To qualify for this treatment, federal tax law may limit the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded, unless the premium is required to keep the Contract in force.
Prior to Attained Age 100 (and at any age in New York issued Contracts) we will not accept:
1. Any premiums when the Death Benefit is based on the Table of Death Benefit Factors; or
2. The portion of any premium that would cause the Death Benefit to be based on the Table of Death Benefit Factors.
Additional premium limits will apply for contracts subject to the guideline premium test. In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit described in the Code regarding the definition of life insurance, we will refund any excess premiums and earnings thereon (and other Accumulated Value) as necessary to comply with the limit described in the Code, and in limited circumstances we may increase the Death Benefit. At Attained Age 100 and later (except on New York issued Contracts), we reserve the right to not accept premiums as described above.
Your Contract could be classified as a MEC if premiums paid exceed certain dollar thresholds or if certain transactions are processed. Except as described below, we will apply only the portion of the premium payment(s) (including electronic payments) that will not cause the Contract to become a MEC and will return the balance to the premium payer without applying it to the Contract. The portion of the payment that is applied to the Contract will be credited as of the Valuation

Date the payment was determined to be in Good Order. Additionally, except as described below, a request for any transaction (such as a reduction in Face Amount) that would immediately cause the Contract to become a MEC will be deemed not in Good Order. We will notify you if a requested transaction would immediately cause your Contract to become a MEC and will not process that transaction unless and until we have received your instruction to proceed and allow MEC status.
The following exceptions apply to this MEC process:
1. When your Contract is initially issued, we will either accept or reject the full premium payment. We will accept a full premium payment that results in MEC status only if we have received acknowledgement of MEC status signed by you on forms acceptable to us. Otherwise, if allocation of the full premium payment would result in MEC status, we will consider the Application to be not in Good Order and will not issue the Contract and will not allocate any portion of the premium until the Application is in Good Order.
2. If the start of the next MEC Contract Year is within 30 calendar days of the date the premium is received, and allocating all or a portion of the payment on the first day of the next MEC Contract Year will not cause the Contract to become a MEC, then:
a. upon receipt we will allocate, as described above, only the portion of the premium payment that will not cause the Contract to become a MEC; and
b. we will wait to allocate the balance of the payment that can be applied without causing your Contract to become a MEC on the first day of the next MEC Contract Year or if the first day of the next MEC Contract Year is not a Valuation Date, then the payment will be allocated as of the next following Valuation Date; and
c. we will return to the premium payer, without allocating it to the Contract, any remaining balance that, as of the first day of the next MEC Contract Year, still would have caused the Contract to become a MEC; and
d. no interest will be paid to you or the premium payer from the date of receipt of the premium payment to the date it is either allocated to your Contract or returned to you.
3. If the amount of the premium payment that can be applied to your Contract is less than $1.00, then the payment will be refunded or held according to these processes. A payment in an amount less than $1.00 will not be applied to your Contract.
4. You may also provide instructions directing us to allocate any specific premium payment and/or process any specific transaction even if MEC status will result. Those instructions must indicate that you consent to your Contract being treated as a MEC. You should consult with your tax advisor before doing so. Those instructions must be received with the applicable premium payment or transaction request that will result in MEC status. We do not allow advance elections for future premium payments or future transactions that may result in MEC status on your Contract.
For more information on MECs, see Taxes.
No-Lapse Guarantee
A No-Lapse Guarantee ensures that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. If timely payment of a minimum premium amount (the No-Lapse Guarantee Premium) is received and the monthly deduction to be made exceeds the Accumulated Value less any Debt, no deduction will be made. Instead, the monthly deduction will be postponed until the next day on which the Accumulated Value less any Debt exceeds the amount of the postponed monthly deduction. At that time the postponed amount will be deducted from the Accumulated Value.
The No-Lapse Guarantee Premium is the minimum monthly premium required to keep your No-Lapse Guarantee in effect. Your particular No-Lapse Guarantee Premiums are shown on the schedule page of your Contract. The No-Lapse Guarantee Premium is calculated specifically for each Contract on the Date of Issue. The No-Lapse Guarantee will vary by Issue Age, sex, Face Amount, Additional Benefits, Death Benefit Option, and risk class (which may include ratings).

Under the Contract, two No-Lapse Guarantees are generally available depending on the amount of your initial premium and Issue Age: the 10-Year and the extended No-Lapse Guarantee.
10-Year No-Lapse Guarantee
The 10-Year No-Lapse Guarantee is automatically available to you when you purchase the Contract. The 10-Year No-Lapse Guarantee ensures your Contract will not lapse for the first 10 Contract Years as long as premium requirements are met. The latest possible termination date for the 10-Year No-Lapse Guarantee is the Contract Anniversary after 10 Contract Years.
Extended No-Lapse Guarantee
The extended No-Lapse Guarantee is available to you if the Insured’s Issue Age is less than 65 and if you elected the extended No-Lapse Guarantee in the Application. The extended No-Lapse Guarantee provides a longer level of guarantee than the 10-Year. The latest possible termination date for the extended No-Lapse Guarantee is the Contract Anniversary after the Insured’s 75th birthday.
The type of guarantee, the amount of the No-Lapse Guarantee Premium and termination date for the guarantee are shown on the schedule page of your Contract.
Each month, we will determine if a No-Lapse Guarantee remains in effect. A No-Lapse Guarantee will remain in effect if the accumulation with interest of all premiums paid and credited less any partial surrenders and Debt is greater than or equal to the accumulation with interest of No-Lapse Guarantee Premiums for that guarantee since the Date of Issue. The rate used for this accumulation is 4.0% for the 10-year guarantee and 3.0% for the extended guarantee. If the Contract includes a disability waiver of monthly deduction benefit, the No-Lapse Guarantee Premium will not be added to this accumulation on any Monthly Anniversary on which we waive or credit the Monthly Deduction under that rider.
If this requirement is not met, and the No-Lapse Guarantee has not terminated, the No-Lapse Guarantee will become inactive. We will notify you and any assignee of the amount required to reactivate that guarantee. The notification will specify a period of time during which you may pay the amount required to reactivate that guarantee. That period will end no less than 61 days after we send notification. While the Contract is in force, any inactive No-Lapse Guarantee can be reactivated by paying premiums sufficient to meet the requirements for that guarantee. If you do not pay the amount required for reactivation, the No-Lapse Guarantee will terminate:
♦ 10-Year No-Lapse Guarantee	The earlier of (1) the Monthly Anniversary on which the 10-Year No Lapse Guarantee has been continuously inactive for 6 months or (2) the 10-Year No-Lapse Guarantee Termination Date shown in your Contract.
♦ Extended No-Lapse Guarantee	The earlier of (1) the Monthly Anniversary on
which the Extended No-Lapse Guarantee has been continuously inactive for 12 months or (2) the Extended No-Lapse Guarantee Termination Date shown in your Contract.
However, this does not necessarily terminate your Contract. See Lapse and Reinstatement. If the Contract is in force and an inactive No-Lapse Guarantee is due to terminate prior to its termination date, we will notify you of the premium required to reactive that guarantee. This notification will be sent to you at the address last known to us at least 31 days before the Monthly Anniversary on which the No-Lapse Guarantee is due to terminate. If the required premium is received by our Service Center before that Monthly Anniversary, the No-Lapse Guarantee will be reactivated. Otherwise, the No-Lapse Guarantee will terminate on that Monthly Anniversary. A No-Lapse Guarantee that has terminated cannot be reactivated.
If you change your Face Amount, Death Benefit Option, risk class, or Additional Benefits, we will correspondingly change the No-Lapse Guarantee Premium. Any new No-Lapse Guarantee Premium applies from the effective date of the change.

Please note that the No-Lapse Guarantee will terminate automatically as determined by the type of No-Lapse Guarantee (described above). After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Lapse and Reinstatement.
Accumulated Value
On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the accumulated values in the Contract’s Subaccounts, DCA Fixed Account, Fixed Account and Loan Account and may change daily.
The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any accumulated value in the Fixed Account, DCA Fixed Account and the Loan Account.
While Debt is not deducted from Accumulated Value, Debt does reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Debt does not share in the investment performance of the Subaccounts and accrues interest charges which may result in less Accumulated Value in your Contract than if the amounts were allocated to the Fixed Accounts.
Over the life of your Contract, many factors determine its Accumulated Value. They include:
♦	premiums paid;
♦	the investment experience of the Subaccounts;
♦	interest credited to the Fixed Account, DCA Fixed Account and Loan Account;
♦	loans taken and Debt repayments;
♦	interest charged for any loans taken;
♦	partial surrenders taken; and
♦	charges and deductions taken.
Because a Contract’s Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated Value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.
Fixed Account
The Fixed Account accumulated value reflects Net Premiums allocated to the Fixed Account, transfers of Accumulated Value to or from the Subaccountsand/or Loan Account, interest credited, partial surrenders and any deductions. Each day the accumulated value in the Fixed Account will change based upon these factors. Review your Contract for further detail.
DCA Fixed Account
The DCA Fixed Account accumulated value reflects the Net Premium directed to fund the account to establish the Dollar Cost Averaging program, transfers of accumulated value to the Subaccounts and/or Loan Account, interest credited, partial surrenders, and any deductions. The periodic transfers reduce the account monthly for 12 months. If the DCA Fixed Account election is cancelled before the end of the 12-month period, we transfer any remaining value to the Money Market Subaccount unless you request that it be transferred to a different Subaccount.
Loan Account
You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulated value in the Loan Account will change based on these factors.

The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.
Variable Account
Number of Accumulation Units
The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.
The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:
♦	Net Premiums are allocated to the Subaccount; or
♦	Accumulated Value is transferred to the Subaccount from another Subaccount or from the Fixed Accounts; or
♦	Debt is repaid.
The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:
♦	Accumulated value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;
♦	surrenders, partial surrenders and Decrease Charges that are not the result of a partial surrender are taken from the Subaccount;
♦	monthly deductions or transfer charges are taken from the Subaccount; or
♦	Contract loans or accrued interest on loans are transferred from the Subaccount to the Loan Account.
Accumulation Unit Value
For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.
The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:
♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;
♦	plus the amount of any dividend, capital gain or other distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;
♦	plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Portfolio;
♦	divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.

Cash Surrender Value
The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any Decrease Charges and any outstanding Debt and any unpaid monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Accounts and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding Debt or insufficient premium payments.
You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount accumulated value, Fixed Account accumulated value, DCA Fixed Account accumulated value and Loan Account accumulated value, the total Accumulated Value and the Cash Surrender Value at least annually.
Timely Processing
We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.
Standard Death Benefits
The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. At the time of purchase, you must select between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable (Death Proceeds) depending on the Death Benefit Option in effect on the date of Insured’s death. Death Proceeds payable upon the death of the Insured is the sum of the Death Benefit plus any insurance on the Insured’s life provided by Additional Benefits less any Debt and the lesser of (1) unpaid monthly deductions or (2) any unpaid No-Lapse Guarantee Premium. We will also deduct any amount paid by us after the date of death and before we were notified of the death. The Death Benefit will be calculated as of the date of death.
Option 1 (Level Death Benefit Option)
The Death Benefit for this option remains level, but in limited situations will vary. The Death Benefit is the greater of the Face Amount, or the Death Benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your Death Benefit may be increased by a Death Benefit factor. This factor helps to ensure that your Death Benefit is large enough relative to Accumulated Value to assure the Contract will qualify as life insurance under federal tax law. The Death Benefit factor depends upon your Attained Age. Your Contract includes a table of the Death Benefit factors.
You should consider the Level Death Benefit Option if:
♦	you do not expect your insurance needs to generally increase; or
♦	you would like to minimize your insurance costs.
In general, the Level Death Benefit Option provides greater growth potential in Accumulated Value than the Variable Death Benefit Option. By choosing the Level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.

Option 2 (Variable Death Benefit Option)
The Variable Death Benefit Option provides a Death Benefit that varies over time. The Death Benefit will be the greater of the Face Amount plus Accumulated Value, or the Death Benefit factor (described above) multiplied by Accumulated Value. The Death Benefit fluctuates correspondingly with your Accumulated Value.
You should consider the Variable Death Benefit Option if:
♦	you expect your insurance needs to increase, or
♦	you would like to have the potential for an increasing death benefit.
In general, the variable option provides the potential for a greater death benefit than the level option.
Changing Your Death Benefit Option
You may request a change from one Death Benefit Option to the other at any time before Attained Age 121 except when the Death Benefit is based on a Death Benefit factor as provided in your Contract. If we approve the change, we will increase or decrease the Face Amount so your Death Benefit immediately after the change will be the same as immediately before the change.
If you change from the Level Death Benefit Option to the Variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. The decrease in Face Amount and any Decrease Charge will be applied to the initial Face Amount and any existing increase in Face Amount according to the ratio of each portion of the Face Amount to the total Face Amount of this Contract. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If the change from the Level Death Benefit Option to the Variable Death Benefit Option would cause total premium payments already made to exceed the cumulative premium limit of the Internal Revenue Code, the change may be made only if the Cash Surrender Value before the change exceeds the refund required under the Code. If the change is made, the required refund will be made as a partial surrender with no partial surrender charge applied. If you change from the Variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases by the Accumulated Value on the effective date of the change. The increase will be applied to the initial Face Amount and any existing increase in Face Amount according to the ratio of each portion of the Face Amount to the total Face Amount of this Contract. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change.
A new No-Lapse Guarantee Premium will be determined for any No-Lapse Guarantee in effect on the effective date of the change. The effective date of the change will be the Monthly Anniversary on or following the date we receive Notice. The new Death Benefit Option will be shown on a supplemental contract schedule page that we will send to you.
There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.
Changing Your Face Amount
You select the Face Amount when you apply for the Contract. You may change the Face Amount by giving us Notice. We will not permit any change that would result in your Contract being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so.
Increasing Your Face Amount
Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time before the Insured’s 81st birthday.

Any increase in Face Amount is subject to the following conditions:
♦	We must receive an application at our Service Center.
♦	We require evidence of insurability which meets our standards.
♦	The increase amount must be for at least $25,000.
Increases in your Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule page we provide.
A new set of Decrease Charges will also apply to each increase in the Face Amount. We show these new charges on the supplemental Contract schedule page of your Contract. However, the Decrease Charges will only be assessed if your Face Amount is later decreased and the Decrease Charge is still in effect for that part of the Face Amount that was decreased. See Charges for more information regarding this charge.
A new No-Lapse Guarantee Premium will be determined for any No-Lapse Guarantee in effect.
Decreasing Your Face Amount
At any time before the Insured’s Attained Age 121, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:
♦	we must receive Notice;
♦	the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the schedule page;
♦	premiums and Accumulated Value must be in compliance with Internal Revenue Code limits; and
♦	on the date the decrease would be effective Accumulated Value less Debt must be greater than or equal to any Decrease Charge that may apply.
The decrease will become effective as of the Monthly Anniversary on or following the date we receive Notice at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.
We subtract a Decrease Charge from the Accumulated Value if a Decrease Charge is in effect for that part of the Face Amount decreased. We show you the Decrease Charges applicable to you on the Table of Decrease Charges in your Contract.
A decrease in your Face Amount may cause your Contract to be classified as a modified endowment contract and could have other tax consequences. Please consult your tax advisor before decreasing your Face Amount. See Federal Tax Matters.
Death Claims
In the event of the death of the Insured, we must receive Notice of death at our Service Center. Notice should include the Insured’s name and Contract number. A financial professional may assist in making such a claim.
As long as the Contract remains in force and the Death Proceeds are payable, we will pay the Death Proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

Payment of Benefits
In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select a settlement option prior to the Insured’s death. A Beneficiary may select a settlement option at the time of making a claim for Death Benefits. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once a settlement option is selected, we will provide a settlement option agreement. In the settlement option agreement, we will reflect guaranteed payments, if any.
Settlement Options
Option 1: Interest Interest Income
Under this settlement option, the proceeds are left with Thrivent to accumulate interest. We will pay a rate of interest of at least 1.5% annually on the proceeds that remain with us. The payee may withdraw all or part of the proceeds at any time.
Option 2: Income of a Fixed Amount
With this settlement option the payee elects to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary elected to receive $10,000, paid annually, we would pay $10,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.
We will pay a rate of interest of at least 1.5% annually. The amount of interest may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of all remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 3: Income for a Fixed Period
This option provides payments at regular intervals. The payee may elect a specified number of months or years, but may not select a period exceeding the greater of 30 yearsor the payee's life expectancy.
We will pay a rate of interest of at least 1.5% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.
Option 4: Life Income
This settlement option is a form of annuity payment that continues until the annuitant’s death. The payee is the person receiving the income. We make payments to the payee at regular intervals during the annuitant’s life. Upon electing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary named for the settlement option until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the payee chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The agreement would then terminate and all payments would cease.
The amount of the payments depends on the age and, where permitted, sex of the annuitant at the time the settlement agreement is established. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 2.5% using the “Annuity 2000 Table” annuitant mortality table.

Option 5: Joint & Survivor Life Income with Guaranteed Period
This settlement option is another form of annuity payment or life income available when both annuitants are alive when the settlement option is chosen. We will pay an income as long as at least one of the two annuitants is alive. The amount of payments is determined based on the lives of both of the annuitants. The payees may select a guaranteed payment period of not more than 360 months, or may select no guaranteed payment period at all.
Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the agreement terminates.
The amount of the payments depends on the age and, where permitted, sex of the annuitants at the time we issue the settlement agreement. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 2.5% using the “Annuity 2000 Table” annuitant mortality table.
We may also offer other settlement options at our discretion.

Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accidental Death Benefit	Provides an additional Death Benefit when the Insured dies from accidental bodily injury.	Optional	Amount of coverage is subject to limits.
Guaranteed Increase Option Benefit	Allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities.	Optional	Only available at issue for ages 0-37. Terminates at age 43.
Disability Waiver of Monthly Deductions	In the event of the Insured’s qualifying disability before age 60, we will waive your cost of insurance and other monthly deductions until the earlier of the Insured’s age 121 or recovery from total disability.	Optional	Can be issued at ages 0-60. Terminates at age 65, or the end of a benefit period, if later.
Disability Waiver of Selected Amount	In the event of the Insured’s qualifying disability, this benefit will ensure that your planned premiums continue during the Insured’s disability until the earlier of age 121 or recovery from total disability.	Optional	Can be issued at ages 0-60. Terminates at age 65, or the end of a benefit period, if later.
Child Term Life Insurance	Generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the rider anniversary following the child’s 25th birthday.	Optional	Available for issue for children up to age 18.
Term Life Insurance	Provides additional term life insurance.	Optional	Terms are available on the life of the Insured for 10, 20, or 30 years.
Spouse Term Life Insurance	Provides term life insurance for spouse of the Insured.	Optional	Terms are available on the life of the spouse of the Insured for 10,20, or 30 years.
Applicant Waiver of Selected Amount	This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract in the event of the applicant’s qualifying disability or death.	Optional	Terminates at age 65 or the end of a benefit period, if later.
Accelerated Death Benefit for Terminal Illness Rider	You may add this rider at any time without cost. The rider allows you to receive the present value of the death benefit tax free if eligibility requirements are met. Eligibility requirements include doctor certification that the Insured is terminally ill. State variations apply.	Standard	Any assignee, irrevocable beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.

Examples
Accidental Death Benefit (Optional)
A contract is issued to an insured at age 45, with a Face amount of $250,000 and the Accidental Death Benefit rider is elected for $100,000. The insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the rider. The charges for the rider are included in the monthly deductions collected for the next several years. At the insured’s age 57, he is killed in a vehicle collision. The cause of death is ruled accidental. His beneficiaries received the death proceeds of $250,000 base coverage and $100,000 Accidental Death Benefit coverage, for a total of $350,000.
Guaranteed Increase Option (Optional)
A contract is issued to an insured at age 12, with an initial Face amount of $25,000 and a GIO rider of $25,000. The insured’s risk class at issue is Standard Nontobacco, so all GIO increases will be at this risk class, with no additional underwriting. In this example, the owner accepts the GIO at the Option Dates at the times that the insured is ages 18, 22, and 25. The Face amount in total is then $100,000 after these increases (initial $25,000 + 3 increases of $25,000 each). At age 27, the insured uses a Special Option at the time of marriage, bringing the total Face amount to $125,000. The next Option at age 28 is skipped, and the owner declines the Option at ages 31, 34 and 37. The Options are accepted at ages 40 and 43. With these 2 increases of $25,000 each, the total Face amount is $175,000 after the last increase, and the GIO expires.
Disability Waiver of Monthly Deductions (Optional)
A contract is issued to an insured at age 45, with a Face amount of $250,000 and the Disability Waiver of Monthly Deduction rider is elected. The insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. At the insured’s age 52, he is injured in an accident on April 1st and is unable to work. The insured submits a waiver claim, which is reviewed and approved, effective October 1st (6 months after disability). The accumulated value of the contract is incremented by the amount of the monthly deductions for those 6 months, and monthly deductions are waived from that date forward. The insured submits regular proof of his disability. After 15 months of waived deductions, the insured recovers sufficiently to begin a new occupation. The monthly deductions begin again after his recovery. The waiver rider expires when the insured reaches age 65.
Disability Waiver of Selected Amount (Optional)
A contract is issued to an insured at age 45, with a Face amount of $250,000 and the Disability Waiver of Selected Amount rider is elected, with the amount of $500 per month. The insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. At the insured’s age 52, he is injured in an accident on April 1st and is unable to work. The insured submits a waiver claim, which is reviewed and approved, effective October 1st (6 months after disability). The accumulated value of the contract is incremented by the total Selected Amount for those 6 months, and the Selected Amount is credited monthly from that date forward. The insured submits regular proof of his disability. After 15 months of waiver claim, the insured recovers sufficiently to begin a new occupation. The crediting of the Selected Amount stops at the time of his recovery. The waiver rider expires when the insured reaches age 65.
Child Term Life Insurance (Optional)
A contract is issued to an insured at age 45, with a Face amount of $250,000, and a $20,000 child rider is chosen. Two children are named to be covered by the rider, ages 10 and 12. The charges for the child rider are included in the monthly deductions collected for the next several years. When each child reaches age 21, they are informed of eligibility to purchase coverage without underwriting any time before they are age 25. Each child decides to utilize this option. The older child takes out a $100,000 Universal Life contract age 24, and the other child takes out a $100,000 Whole Life contract at age 23. The child rider terminates when the second child uses the purchase option.

Term Life Insurance (Optional)
A contract is issued to an insured at age 30, with a Face amount of $250,000, with a SuperPreferred Nontobacco risk class. When he is 36, he realizes he needs more coverage to cover the years until his children are through college and adds a 20-year term rider of $150,000. The charges for the term rider are included in the monthly deductions collected for the next several years. When the insured is age 55, he decides that he does not want that extra coverage to expire after the original 20 years. He does a full conversion of the $150,000 term into the VUL contract, and now has $400,000 of base coverage. The term rider terminates as a result of the conversion.
Spouse Term Life Insurance (Optional)
A contract is issued to an insured at age 45, with a Face amount of $250,000, with a SuperPreferred Nontobacco risk class. A spouse rider is included at issue on the insured’s wife, also age 45, for $125,000 for a 30-year term. The charges for the spouse term rider are included in the monthly deductions collected for the next several years. As the spouse approaches age 70, they decide not to convert her coverage, as the original 30-year term continues to meet their needs. The spouse becomes ill a few years later and dies at age 72. The $125,000 is paid out to her beneficiary. The spouse term rider terminates when her death claim is paid.
Annual Increase Benefit (Optional)
A contract is issued to an insured at age 45, with a Face amount of $250,000, with a SuperPreferred Nontobacco risk class. An AIB rider is included at issue, and the insured chooses 5% annual increases, and also chooses to have the scheduled payments increase by 5% annually. The charges for the rider are included in the monthly deductions collected for the next several years. On each contract anniversary, the contract increases by 5%. When the insured retires at age 67, the face amount has increased to $731,900. He decides that he no longer needs ongoing increases in coverage and chooses to discontinue the AIB rider. The rider terminates when he provides notice.
Applicant Waiver of Selected Amount (Optional)
A contract is issued to an insured at age 5, with a Face amount of $50,000 and the Applicant Waiver of Selected Amount rider is elected, with the amount of $25 per month. The insured’s father is the applicant controller and is age 35. The insured and controller are underwritten, and a standard rating is given on the waiver. The charges for the waiver benefit are included in the monthly deductions collected for the next several years. When the father is age 42, he is injured in an accident on April 1st and is unable to work. A waiver claim is submitted, which is reviewed and approved, effective October 1st (6 months after disability). The accumulated value of the contract is incremented by the total Selected Amount for those 6 months, and the Selected Amount is credited monthly from that date forward. Regular proof of his disability is submitted. After 15 months of waiver claim, the father recovers sufficiently to begin a new occupation. The crediting of the Selected Amount stops at the time of his recovery. The waiver rider expires when the insured reaches age 21.
Accelerated Death Benefits for Terminal Illness Rider (Standard)
A contract is issued to an insured at age 45, with a Face amount of $250,000 and the Accelerated Death Benefit rider is automatically included. There is no charge for including this rider. The contract continues for several years, with regular scheduled payments made and monthly deductions collected. When the insured is age 68, he is diagnosed with a terminal illness. A claim is submitted to accelerate the entire death benefit, to pay for his medical care. The claim processing includes obtaining a certification from a qualified physician, which indicates that the insured’s diagnosis is terminal and his expected life expectancy is within 12 months. A calculation is made to determine the present value of the death benefit, less a $150 processing fee. The contract is terminated when that accelerated payment is made.
Surrenders and Withdrawals
You may surrender your Contract and receive your Cash Surrender Value or make a partial surrender by giving us Notice at our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your financial professional or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.

Verification of Identity
We require a Medallion Signature Guarantee for any surrender, partial surrender or loan disbursement in an amount of $500,000 or more. Certain requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent Financial financial professional. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for a:
♦	Request to receive funds with a value of $100,000 or more;
♦	Request to receive funds if there has been a change of address for the Contract Owner within the preceding 15 days; and
♦	Certain other transactions as determined by us.
A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial professional requires the verification and witness of your signature by a Thrivent Financial financial professional. You should consider the tax implications of a surrender or loan before you make a request. See Federal Tax Matters..
Complete information pertaining to your individual situation is available through our Service Center at (800) 847-4836.
Partial Surrenders
Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value upon giving Notice. Partial surrenders are implemented by either the redemption of Accumulation Units or reduction in the Fixed Accounts’ balance. The partial surrender will be taken from the Subaccounts and Fixed Accounts according to the ratio that the Contract’s accumulated value in the Subaccount or Fixed Accounts bears to the total Accumulated Value less any accumulated value in the Loan Account at the time of the partial surrender. With our approval, you may choose other allocations of a partial surrender.
A partial surrender may have tax consequences. It is important to note that if the Face Amount is decreased (including as a result of partial surrender), there is a possibility that the Contract might be classified as a modified endowment contract. See Taxes.
Single Partial Surrenders
Each single partial surrender must be at least $200, except in New York, where the minimum is $500. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. A partial surrender charge of $25 will apply to each partial surrender in excess of one in a Contract Year. This charge does not apply to automatic partial surrenders (see below) or partial surrenders made after the Insured’s Attained Age 121. An amount withdrawn may not be repaid. A partial surrender may have tax consequences. See Taxes.
Automatic Partial Surrenders
At any time after the end of the first Contract Year and while the Insured is alive, you may elect to have monthly automatic partial surrenders paid to you electronically. Automatic partial surrenders are subject to the following:
1.The amount of each surrender must be at least $100 each month.
2.The number of automatic partial surrenders that you elect must be at least 12.
3.The Cash Surrender Value on the date that you elect automatic partial surrenders must be at least twelve times the monthly amount elected.
4.Automatic partial surrenders will continue until the earliest of:

a.The date when we have paid the number of automatic surrenders elected by you;
b.The date you give us Notice to terminate automatic partial surrenders;
c.The date that an automatic partial surrender would reduce the Face Amount to less than the minimum Face Amount or reduce the Cash Surrender Value to less than $300; and
d.The date this Contract terminates.
5.Only one automatic surrender election may be in effect at any time.
A partial surrender may have tax consequences. See Taxes.
For a Contract with Option 1 (Level Death Benefit Option):
A partial surrender will reduce your Accumulated Value, Face Amount, Death Benefit and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirements. If the Death Benefit is equal to the Face Amount at the time of the partial surrender, then the Face Amount will be decreased by the surrender amount that we pay to you and by any taxes that we withhold. If the Death Benefit on the effective date of the partial surrender is based on the Death Benefit factor (because the Death Benefit is greater than the Face Amount), then the Face Amount will be decreased only if, on that day, the surrender amount that we pay to you, plus any taxes that we withhold, exceeds the Death Benefit minus the Face Amount. In that case, the Face Amount will be decreased by i) the surrender amount that we pay to you plus any taxes that we withhold; less ii) the Death Benefit less the Face Amount prior to the surrender. A Decrease Charge applies to any partial surrender that causes us to decrease the Face Amount in the first 10 Contract Years or 10 years after an increase in Face Amount. See the detailed Decrease Charge explanation in the Charges and Deductions section.
The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount. A partial surrender may have tax consequences. See Taxes.
For a Contract with Option 2 (Variable Death Benefit Option):
A partial surrender will reduce the Accumulated Value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the No-Lapse Guarantee Premium requirement. A partial surrender will not reduce the Face Amount. A partial surrender may have tax consequences. See Taxes.
Full Surrender
You may surrender this Contract by sending Notice to our Service Center while the Insured is living. The surrender will be effective on the day we receive Notice. Insurance coverage ceases on the effective date of the surrender.
Following a full surrender, you will receive the Cash Surrender Value from the Contract. As an alternative to receiving the Cash Surrender Value, at any time while the Insured is living (and before Attained Age 121) you may surrender this Contract and elect to apply the Cash Surrender Value as a single premium to purchase Paid-Up Life Insurance on the Insured.
A full surrender may result in a Decrease Charge depending how long your Contract has been in force.
A full surrender will result in a Cash Surrender Value of $0, a Face Amount of $0 and a Death Benefit of $0. Insurance coverage ceases on the effective date of the surrender and the coverage cannot be reinstated.
If your Contract is issued in New York, you may exchange this Contract for any fixed benefit permanent life insurance on the life of the Insured that we offer at the time of exchange and no evidence of insurability will be required. This exchange right is subject to all the conditions specified in your New York Contract form and this Contract must be exchanged: 1. Within 18 months after the Date of Issue; or 2. Within 60 days after the later of the effective date of a material change of investment policy of the Variable Account and the date you receive notification of such change.

A full surrender of your Contract may have tax consequences. See Taxes.
Postponement of Payments
We typically process any surrender, partial surrender, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer, loan or on the death of the Insured whenever:
♦	the New York Stock Exchange is closed or trading is otherwise restricted;
♦	the SEC has determined that an emergency exists;
♦	the SEC requires that trading be restricted; or
♦	the SEC, by order, permits such postponement for the protection of Contract Owners.
Except when used to pay premiums due on contracts with us, we also may postpone any transfer from the Fixed Accounts or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Accounts for not more than six months from the day we receive Notice and, if required, your Contract.
If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or Death Benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.
Loans
While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as security for the loan. The maximum available loan amount is an amount such that the total Debt will not exceed 100% of Accumulated Value less Decrease Charges on the date of the loan and the loan amount must be at least $200 in most states. There is no minimum loan amount in Arizona, Florida, New Jersey and New York. For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5.5% on the Debt. Interest will accrue on a daily basis at a maximum annual rate of 5% on any preferred Debt.
Beginning in the eleventh Contract Year, the preferred Debt on any day is the portion of the Debt that does not exceed a percentage of the Accumulated Value at the beginning of the Contract Year. The percentages that apply in each Contract Year are as follows:
Contract Year	Percentage of Accumulated Value
11	10%
12	20%
13	30%
14	40%
15	50%
16	60%
17	70%
18	80%
19	90%
20+	100%
When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the Debt. Accumulated Value will be transferred from the Subaccounts or Fixed Accounts according to the Account Ratios on the date of the loan; or according to any other administrative option you select and available at the time of the loan. The amount transferred to the

Loan Account will continue to be treated as part of the Contract’s Accumulated Value. An interest rate of 4% will be credited annually on amounts that are transferred as collateral to the Loan Account, but the asset charge will reduce the effective rate that is credited.
While your Contract is in force and the Insured is living, you may repay, at any time, all or part of your Debt. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.
Upon your request, we will set up Debt repayment schedule for you. When you repay all or part of Debt, we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and to the Fixed Accounts according to the premium allocation percentages in effect at the time of repayment. Total Accumulated Value does not increase as a result of Debt repayment. The longer the loan is outstanding, the greater the negative impact it may have on Accumulated Value growth.
Debt reduces your Cash Surrender Value, your Death Proceeds and the amount of premiums considered to meet the No-Lapse Guarantee Premium requirement. Depending upon investment performance of the Subaccounts and the amounts borrowed, Debt may cause your Contract to lapse. If your Contract lapses with outstanding Debt, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Proceeds, before exercising these privileges.
A loan may have tax consequences. See Taxes.
Loan Account
The Loan Account is the amount securing any loan you make. Amounts transferred to the Loan Account are invested with our General Account assets and kept separate from the other amounts in your Contract. The excess of amounts charged to the loan over amounts credited to the amount held as collateral for the loan is transferred to the Loan Account.
Lapse and Reinstatement
Lapse
Your Contract will lapse (that is, terminate without value) if:
♦	your monthly deductions are greater than your Cash Surrender Value;
♦	there is not an active No-Lapse Guarantee; and
♦	payment of the premium to keep the Contract in force is not paid within the grace period.
If the Contract lapses, a tax may result.
If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing any related taxes.
Reinstatement
You may reinstate the Contract any time within three years after it has lapsed unless it was surrendered (some states may allow a longer period to be able to reinstate your Contract). To reinstate your Contract we require:
1.An application for reinstatement submitted to us at our Service Center;
2.Evidence of insurability that meets our standards;
3.Payment of one of the following amounts:
a.A premium sufficient to cover:

i. Any monthly deductions that were not made before the grace period because they were postponed under a No-Lapse Guarantee; and
ii.The monthly deductions that were not made during the grace period; or
b.If the effective date of reinstatement is before the termination date of the 10-year No-Lapse Guarantee and no more than six months after the last date on which that guarantee became inactive, a premium sufficient to reactive the 10-year No-Lapse Guarantee; or
c.If the Contract includes an extended No-Lapse Guarantee and the effective date of reinstatement is before the termination date of that guarantee and no more than 12 months after the last date on which that guarantee became inactive, a premium sufficient to reactivate the extended No-Lapse Guarantee;
4.Payment of a premium sufficient to keep this Contract in force for at least two months, based on unit values on the date of reinstatement; and
5.Repayment of all Debt existing at the end of the grace period.
The effective date of a reinstatement will be the date the application for reinstatement is approved by us. The Accumulated Value on that date will be equal to:
♦	The Accumulated Value at the end of the grace period; plus
♦	The Net Premium received to reinstate this Contract; less
♦	Any postponed or unpaid monthly deductions made on that date.
Any Decrease Charge on or after reinstatement will be the same as if the Contract had always been in force since the Date of Issue.
You may reinstate any Additional Benefits that were in effect prior to lapse that would not have otherwise terminated pursuant to provisions of the Additional Benefit rider before the effective date of reinstatement.
A No-Lapse Guarantee will be included on a reinstated contract only if that guarantee did not terminate before the effective date of reinstatement and you pay an amount sufficient to reactivate a No-Lapse Guarantee. Any No-Lapse Guarantee that could have been reactivated by paying a sufficient premium will be included on the reinstated contract in inactive status.
If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. We may contest the validity of the reinstated Contract based only upon statements made in the application for reinstatement.
Taxes
General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion generally does not address state or local tax consequences associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Contract Owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law.
The individual situation of each Contract Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. If this Contract is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift, and generation skipping tax rules.
Tax Status of the Variable Account
We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.
Taxation of the Contract—In General
Tax Status of the Contract
Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Under this section of the Code, a Contract must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the Accumulated Values under both the Cash Value Accumulation Test and Guideline Premium Test, and premiums under the Guideline Premium Test, that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Subaccounts of the Variable Account, through the Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.
Tax Treatment of Death Proceeds
In general, the amount of the Death Proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Proceeds being taxable.
If the Death Proceeds are not received in a lump sum and are, instead, applied under certain settlement options (other than settlement option 1), generally payments will be prorated between amounts attributable to the Death Proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.
Death Proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of Death Proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the Contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. Amounts received (or deemed to be received) from the Contract are treated as ordinary income for tax purposes. If there is a full surrender of the Contract, an amount equal to the excess of the amount received over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.
As discussed below, the taxation of partial surrenders and other amounts deemed to be distributed from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (MEC) for federal income tax purposes. The status of a Contract as a MEC also may affect whether a 10% penalty tax applies upon a surrender or other distribution, as discussed below.
Taxation of Contracts that Are Not MECs
Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General
If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years
As indicated above, Section 7702 of the Code places limitations on the Accumulated Values and/or premiums that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.
Tax Treatment of Loans from Contracts that Are Not MECs
If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses or is surrendered when a Contract loan is outstanding, the portion of the Accumulated Value applied to repay the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. The amount of Debt over and above that secured by Accumulated Value is “excess debt” taxable as “cancellation of indebtedness”.
Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.
Taxation of Contracts that Are MECs
Characterization of a Contract as a MEC
In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including where a Contract lapses and is then reinstated more than 90 days later will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC or would become a MEC as a result of a transaction. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.
Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC
If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The receipt of any Contract loan, including any accrual of loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.
The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges (or agrees to assign or pledge) any portion of the Accumulated Value, such portion will be treated as a withdrawal for tax purposes. If the entire Accumulated Value is assigned or pledged, subsequent increases in the Accumulated Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.
Penalty Tax
Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 591⁄2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).
Aggregation of Contracts that Are MECs
All life insurance contracts which are treated as MECs and which are purchased by the same person(s) from Thrivent, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). Contracts issued by different companies that subsequently merge are not aggregated. The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.
Contracts Not Owned by Individuals
In the case of life insurance contracts issued to a non-natural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business at the time first covered by the Contract. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.
Section 1035 Exchanges
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of a life insurance contract for another life insurance contract, endowment contract, annuity contract, or qualified long-term care insurance contract, provided that certain requirements are met. If the Contract is being issued in exchange for another life insurance contract, the requirements that must be met to receive tax-free treatment under Section 1035 of the Code include, but are not limited to: (1) the contracts must have the same insured, and (2) your old contract must be exchanged for the new contract either through an assignment of your old contract to the new insurer or by a direct transfer of the account value of the old contract to the new insurer. If your old contract was a MEC, the new life insurance contract also will be a MEC. You cannot exchange an endowment, annuity, or qualified long-term care insurance contract for a life insurance contract tax-free. If any money or other property is received in the exchange (“boot”) that satisfies the requirements of section 1035 of the Code, gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received.
Generally, the new contract will have the same investment in the contract as the exchanged contract. However, if boot is received in the exchange the investment in the contract may be adjusted. Special rules and procedures apply to section 1035 exchanges. These rules can be complex, and if you wish to take advantage of section 1035, you should consult a tax and/or legal advisor.

Accelerated Death Benefits
If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts and in certain situations where a Contract has been transferred for value. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.
Amounts paid under the accelerated benefits for terminal illness rider incorporated into this Contract will in most circumstances satisfy this requirement.
Actions to Ensure Compliance with the Tax Law
We believe that the values we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor Contract values and take action as necessary to help assure compliance. At Attained Age 100 and later, we reserve the right to not accept premium payments while the Death Benefit is based on the Table of Death Benefit Factors in your Contract. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.
Other Considerations
Changing the Contract Owner, designating an irrevocable Beneficiary, exchanging the Contract, increasing and decreasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. In addition, tax consequences may apply if you sell your Contract. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.
In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an “employer-owned life insurance contract,” are complex, and you should consult with your advisers for guidance as to their application.
Medicare Hospital Insurance Tax
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Contract as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Contract. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such Notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. This election out of withholding is not permitted in certain circumstances. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.
Nonresident Aliens and Other Foreign Persons
The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or Beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents and other foreign persons should consult with a tax advisor regarding federal tax withholding with respect to distributions from a Contract.
FATCA Withholding
If the payee of a distribution (including the Death Benefit) from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Distribution of the Contracts
For financial professionals who are registered representatives of Thrivent Investment Management Inc., the following applies:
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent. Our financial professionals predominately sell insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent instead of a contract issued by another company. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, your financial professional may be paid differently depending on the product or service he or she recommends. As a result, your financial professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.
From time to time and in accordance with applicable laws and regulations, financial professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold..

Compensation consists of commissions, bonuses and promotional incentives. Commissions pay at a first-year commission rate of 0% to 50% of commissionable premiums paid into the Contract. Your financial professional also receives a premium based trail compensation ranging from 0% to 7% annually.
Your financial professional may receive asset-based compensation in the amount of 0% to 0.3% of the Accumulated Value, if eligible. If you elect a settlement option, we pay commissions to the financial professional ranging from 0% to 0.80% of the premium applied to the settlement option, if eligible.
Financial professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.
For financial professionals who are registered representatives of Selling Firms, the following applies:
We and the principal underwriter of the Contracts have entered, and may enter, into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). The financial professional in a transaction through a Selling Firm is a registered representative of the Selling Firm, and an appointed insurance producer of Thrivent Financial. The following paragraphs describe how payments are made by us to unaffiliated Selling Firms.
The terms of any agreement governing compensation may vary among Selling Firms. The prospect of receiving, or the receipt of, compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the Contracts over other variable contracts (or other investments) with respect to which the Selling Firms do not receive compensation or receive lower compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
The maximum commission we pay to Selling Firms is 100% of first year commissionable premiums, plus up to 0.10% of a Contract’s Accumulated Value annually and up to 3% of paid premiums.
The registered representative typically receives a portion of the compensation we pay to the Selling Firm, based on the agreement between the Selling Firm and its registered representative. You may ask registered representatives how they will be personally compensated. The compensation described above is not charged directly to you or your Contract.
The compensation is paid from our resources, which include fees and charges imposed on your Contract.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLifeII or you can request a copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Special Terms
Account Ratio	The Account Ratio is used to allocate monthly deductions, partial surrenders, transfers and contract loans among Subaccounts and Fixed Accounts. The Account Ratio for any Subaccount or Fixed Accounts is the ratio of the Accumulated Value in that Subaccount or Fixed Accounts to the Accumulated Value of the Contract less any Debt.
Accumulated Value	The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Accounts, and the Loan Account.
Additional Benefits	Benefits provided by riders, if any, included as part of the Contract.
Applicant Controller	If the Issue Age is less than 16, an Applicant Controller may apply for the Contract and exercise ownership rights on behalf of the Insured until control is transferred to the Insured.
Application	The form completed by the applicant(s) for the Contract or requesting a change to the Contract. The completed Application includes information needed by Thrivent in order to evaluate and classify risk. The Application includes the original application and all amendments and supplements to the application.
Attained Age	Attained Age on any day is the Insured’s age on the Contract Anniversary on or immediately prior to that day.
Beneficiary	The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.
Cash Surrender Value	The Accumulated Value of the Contract less any applicable Decrease Charges; outstanding Debt; and any unpaid monthly deductions.
Contract	The flexible premium variable adjustable life insurance contract (Thrivent Variable Universal Life II) offered by us (Thrivent) and described in this prospectus. The entire Contract consists of the Contract, any Additional Benefits, amendments, endorsements, Application and our Articles of Incorporation and Bylaws.
Contract Anniversary	The same month and day of each year after issue as in the Date of Issue.
Contract Date	The latest of the (1) Date of Issue; (2) the date we receive in Good Order the first premium payment at our Service Center; or (3) the date we approve this Contract to be issued.
Contract Year	The 12-month period following the Date of Issue or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Date of Issue.
Date of Issue	The date when we issue the Contract. This date will be specified in the Contract and may be different from the Contract Date. The Date of Issue is the date as of which we begin to apply deductions from your Accumulated Value.
DCA Fixed Account	This account is established when you set up the Dollar Cost Averaging plan. Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. The amount in the DCA Fixed Account is credited with an interest rate that is determined when the payment is allocated to the DCA Fixed Account. The interest rate is effective for 12 months from the date of allocation. The DCA Fixed Account is part of our General Account and is not a Subaccount. The DCA Fixed Account is included as part of the Accumulated Value of your Contract.
Death Benefit	The amount of the benefit that provides the basis for the Death Proceeds calculation. The Death Benefit on any day depends upon the Death Benefit Option in effect on that day.
Death Benefit Option	Either of the two methods used to determine the Death Benefit. The option is selected in the Application and may be changed any time prior to Attained Age 121.
Death Proceeds	The amount paid upon the death of the Insured. The amount is paid to a Beneficiary designated by the Contract Owner.
Debt	All unpaid Contract loans plus accrued interest.

Decrease Charge	A Decrease Charge compensates us for expenses associated with underwriting, issuing and distributing the Contract. The charge applies to decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 years following an increase in Face Amount on the increased amount). We calculate the amount of the Decrease Charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Anniversary or upon surrender or lapse, if earlier.
Dollar Cost Averaging	An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.
Face Amount	The amount of life insurance provided by the Contract exclusive of any Additional Benefits. The Face Amount of your Contract may change, as described in your Contract.
Fixed Account	An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.
Fixed Accounts	Amounts held in the Fixed Account and DCA Fixed Account.
Fund	Thrivent Series Fund, Inc., the mutual fund that consists of several Portfolios that underlie Subaccounts of the Variable Account.
General Account	The General Account includes all assets we own that are not in the Variable Account or any other separate account.
Good Order	Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.
Insurance Coverage Amount	The Face Amount plus any amount of insurance on the Insured provided by a term life insurance rider attached to this contract.
Insured	The person on whose life the Contract is issued.
Issue Age	The age of the Insured as of his or her last birthday on the Date of Issue.
Loan Account	When you obtain a loan, Accumulated Value equal to the amount of the loan is taken from the Subaccounts and moved to a Loan Account. Amounts transferred to the Loan Account are invested with our General Account assets. The Loan Account is equal to the amount transferred from any Subaccount, and/or Fixed Accounts to secure the loan less accumulated value transferred from the Loan Account to a Subaccount and the Fixed Accounts as a result of repayment of Debt plus the amount by which the accrued interest charged exceeds the amount of interest credited.
MEC Contract Year	The 12-month period following the Date of Issue or a Contract Anniversary unless there has been a material change under IRC Section 7702A. A material change of the Contract (as defined in the tax law) results in a MEC Contract Year based upon the date of the material change. If there has been more than one material change, the most recent material change will determine the current MEC Contract Year.
Monthly Anniversary	The date each month on which we deduct charges from Accumulated Value. These monthly deductions occur once each month on the Valuation Date, on or next following the day of the month which corresponds to the day of the month that we issued the Contract.
Net Premium	The amount of each premium that is applied to the Subaccounts of the Variable Account or to the Fixed Accounts. The Net Premium is equal to the premium paid less the Percent of Premium Charge. The Percent of Premium Charge may not be deducted in certain situations.
No-Lapse Guarantee	A Contract provision that guarantees that insurance coverage will not lapse in the event your Cash Surrender Value is not adequate to cover the current monthly deductions. There are two levels of No-Lapse Guarantees available: 10-year and extended. You must meet the premium requirements of a No-Lapse Guarantee for the Contract to remain in force in the event your Cash Surrender Value is not adequate.

No-Lapse Guarantee Premium	The minimum monthly premium required to keep the No-Lapse Guarantees in effect. Different combinations of age, sex, risk class, Face Amount, Death Benefit Option and additional benefits will result in different No-Lapse Guarantee Premiums.
Notice	A request signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us.
Owner	A person or entity who owns the Contract.
Paid-Up Life Insurance	A new whole life insurance contract with a reduced death benefit determined based on the Cash Surrender Value applied as a single premium to purchase the coverage. No further premiums will be required to support the new, lower amount of coverage.
Portfolio	A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Percent of Premium Charge	5% of each premium while the Face Amount is less than $250,000 otherwise 4% of each premium.
Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 5419-0001 or such other address as we may designate in writing. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Subaccount	Your available investment options within the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Thrivent	Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the State of Wisconsin, owned by and operated for its members. Thrivent is the issuer of the Contract.
Valuation Date	Any day upon which the New York Stock Exchange is open for regular trading.
Variable Account	Thrivent Variable Life Account I, which is a separate account of Thrivent.
we, us, our:	Thrivent.
you, your:	The Owner(s) of the Contract.

Appendix : Portfolio Companies Available Under the Contract
The following is a list of Portfolio s that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableLifeII. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/insurance/index.jsp.
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.66%	9.11%	7.76%	7.84%
Allocation – 30% to 50% Equity	Thrivent Diversified Income Plus Portfolio	0.47%	7.37%	6.83%	6.58%
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.77% [1]	17.14%	12.94%	10.27%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.64% [1]	13.57%	9.65%	7.83%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.70% [1]	14.41%	11.10%	9.01%
Allocation – 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.61% [1]	10.34%	7.62%	6.12%
Corporate Bond	Thrivent Income Portfolio	0.44%	11.71%	6.92%	5.70%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	27.19%	13.13%	5.00%
Foreign Large Cap Blend	Thrivent International Allocation Portfolio (Subadvisor: Goldman Sachs Asset Management, L.P.)	0.74%	3.99%	6.29%	4.45%
Foreign Large Cap Blend	Thrivent International Index Portfolio	0.46% [1]	N/A [4]	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio	0.86% [1]	18.80%	10.19%	12.38%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	2.76%	6.60%	5.93%
Intermediate Government Bond	Thrivent Government Bond Portfolio	0.44%	7.22%	3.51%	3.52%
Large Cap Blend	Thrivent ESG Index Portfolio	0.38% [1]	N/A [4]	N/A [4]	N/A [4]
Large Cap Blend	Thrivent Large Cap Index Portfolio	0.23%	18.12%	14.92%	13.53%
Large Cap Growth	Thrivent All Cap Portfolio	0.68%	23.17%	12.96%	11.84%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSE RATIO	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Large Cap Growth	Thrivent Large Cap Growth Portfolio	0.43%	43.34%	19.92%	16.67%
Large Cap Value	Thrivent Large Cap Value Portfolio	0.63%	4.44%	10.38%	9.98%
Mid Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	13.40%	12.08%	11.13%
Mid Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	21.69%	15.92%	13.03%
Mid Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	N/A [4]	N/A [4]	N/A [4]
Mid Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	N/A [4]	N/A [4]	N/A [4]
Multi-Sector Bond	Thrivent Multidimensional Income Portfolio	1.17% [1]	5.85%	N/A [2]	N/A [2]
Multi-Sector Bond	Thrivent Opportunity Income Plus Portfolio	0.63%	4.38%	4.53%	3.50%
Prime Money Market	Thrivent Money Market Portfolio	0.42%	0.29%	0.82%	0.41%
Real Estate	Thrivent Real Estate Securities Portfolio	0.85%	-5.35%	5.49%	8.66%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	4.01%	3.04%	2.32%
Small Cap Blend	Thrivent Small Cap Index Portfolio	0.25%	11.11%	12.14%	11.62%
Small Cap Blend	Thrivent Small Cap Stock Portfolio	0.71%	22.69%	16.55%	11.88%
Small Cap Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	55.38%	N/A [3]	N/A [3]
World Large Cap Stock	Thrivent Global Stock Portfolio	0.65%	15.21%	10.65%	9.85%
World Large Cap Stock	Thrivent Low Volatility Equity Portfolio	0.90% [1]	2.19%	N/A [2]	N/A [2]
1Annual expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the years shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the years shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the years shown.

The Statement of Additional Information (SAI) dated April 30, 2021 contains more information about the Contract and Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.. The SAI is available, without charge, upon request. You can view the SAI online at dfinview.com/Thrivent/VariableLifeII. For a free paper copy of the SAI, to request other information about the Contract, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about the Thrivent are available on the Securities Exchange Commission Website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.
State Contract Form V-VM-VUL (07) and ICC07 V-VM-VUL
32015PR 4-21	EDGAR Contract No. C000061281

THRIVENT VARIABLE LIFE ACCOUNT I
Statement of Additional Information
Dated April 30, 2021
Flexible Premium Variable Adjustable Life Insurance Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (SAI) contains additional information about the Registrant. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This SAI contains additional information about the Thrivent Financial Variable Universal Life II Contract, a flexible premium variable adjustable life insurance contract. This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2021. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLifeII. Alternatively, you can request a copy of the SAI, request other information about the Contract or make investor inquiries by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
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PAGE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7
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GENERAL INFORMATION AND HISTORY
Depositor
Thrivent, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent began operating by its current name on or about May 21, 2002.
Registrant
Thrivent Variable Life Account I (the “Variable Account”) is a separate account of ours, which was established on May 8, 1997 and the first investment was made on March 31, 1998. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Cybersecurity Risk
In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Contract may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service a Contract’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on Thrivent’s systems.
Cybersecurity failures or breaches by a third-party service providers may cause disruptions and impact the service providers’ and Thrivent’s business operations, potentially resulting in financial losses, the inability of contract owners to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Contract owners could be negatively impacted as a result of successful cyber-attacks against Thrivent or any third-party service providers.
Thrivent may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, Thrivent cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
SERVICES
Service Agreements and Other Service Providers
Assurance and audit are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
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There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PREMIUMS
Administrative Procedures
If mandated under applicable law, we may be required to reject an initial premium.
Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1)	to accept certain premiums;
(2)	to refund premiums;
(3)	to refund the earnings on premiums;
(4)	to refund any necessary accumulated value; and
(5)	to increase death benefit.
Automatic Premium Loans
The Contract does not provide for automatic premium loans.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
We offer Additional Benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding Additional Benefits.
Surrender and Withdrawal
The prospectus provides a detailed discussion regarding Surrenders and withdrawals (referred to as Partial Surrenders and Loans in the Contract).
Material Contracts Relating to the Registrant
There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.
PRINCIPAL UNDERWRITER
Identification
Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a
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broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
Offering and Commissions
Offerings of units issued under the terms of the Contracts are continuous.
The Contract is no longer being sold, however, additional premium payments and coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contracts are continuous.
The prospectus provides a detailed discussion regarding the determination of commissions and other compensation paid to financial representatives.
Thrivent paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2018	2019	2020
$5,174,318	$4,616,294	$6,256,400
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 5% on each premium while the Face Amount is less than $250,000, otherwise 4% of each premium.
Special Purchase Plans
We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.
Underwriting Procedures
We require proof of insurability, which may include a medical examination. We offer people who do not use nicotine products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.
Increases in Face Amount
Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the Face Amount at any time before the Insured’s 81st birthday. Increases in Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
A new set of Decrease Charges will also apply to each increase in the Face Amount. The Decrease Charge applies to decreases in Face Amount during the first 10 years following an increase in Face Amount. The Decrease Charge remains level during the first five years following an increase in Face Amount, and then decreases each Contract Year to zero after the 10th year following an increase in Face Amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in Face Amount, risk
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class and duration of the Contract. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.
LAPSE AND REINSTATEMENT
The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.
LOANS
The prospectus provides a detailed discussion regarding loans.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S& P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining, composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S& P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A
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PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statutory financial statements of Thrivent Financial for Lutherans as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2020 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
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Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
We have audited the accompanying statutory financial statements of Thrivent Financial for Lutherans, which comprise the statutory statements of assets, liabilities and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, surplus and of cash flow for each of the three years in the period ended December 31, 2020.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 12 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Report of Independent Auditors, continued
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 10, 2021

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2020 and 2019
(in millions)
	2020	2019
Admitted Assets
Bonds	$ 48,054	$ 46,538
Stocks	2,156	2,535
Mortgage loans	9,645	9,506
Real estate	49	137
Real estate held-for-sale(1)	125	6
Cash, cash equivalents and short-term investments	3,461	2,054
Contract loans	1,120	1,164
Receivables for securities	250	110
Limited partnerships	5,602	4,621
Other invested assets	362	426
Total cash and invested assets	70,824	67,097
Accrued investment income	437	460
Due premiums and considerations	121	119
Other assets	49	63
Assets held in separate accounts	37,894	34,482
Total Admitted Assets	$109,325	$102,221
Liabilities
Aggregate reserves for life, annuity and health contracts	$ 49,813	$ 49,028
Deposit liabilities	4,195	3,922
Contract claims	594	400
Dividends due in following calendar year	288	330
Interest maintenance reserve	540	503
Asset valuation reserve	1,971	1,836
Transfers due from separate accounts, net	(577)	(515)
Payable for securities	2,843	843
Securities lending obligation	265	479
Other liabilities	900	922
Liabilities related to separate accounts	37,794	34,408
Total Liabilities	$ 98,626	$ 92,156
Surplus
Unassigned funds	$ 10,698	$ 10,043
Other surplus	1	$ 22
Total Surplus	$ 10,699	$ 10,065
Total Liabilities and Surplus	$109,325	$102,221
(1)	2019 amounts have been conformed to current year presentation. Refer to the Real Estate section in Note 2.
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Revenues
Premiums	$4,630	$4,967	$5,117
Considerations for supplementary contracts with life contingencies	107	170	140
Net investment income	2,951	3,050	2,798
Separate account fees	718	706	705
Amortization of interest maintenance reserve	95	105	163
Other revenues	35	35	40
Total Revenues	$8,536	$9,033	$8,963
Benefits and Expenses
Death benefits	$1,334	$1,123	$1,110
Surrender benefits	3,138	3,263	2,841
Change in reserves	826	975	769
Other benefits	1,938	1,931	1,757
Total benefits	7,236	7,292	6,477
Commissions	261	264	273
General insurance expenses	685	764	741
Fraternal benefits and expenses	233	200	200
Transfers to separate accounts, net	(861)	(782)	(116)
Total expenses and net transfers	318	446	1,098
Total Benefits and Expenses	$7,554	$7,738	$7,575
Gain from Operations before Dividends and Capital Gains and Losses	$ 982	$1,295	$1,388
Dividends	286	329	324
Other	(1)	—	—
Gain from Operations before Capital Gains and Losses	$ 697	$ 966	$1,054
Realized capital gains (losses), net	(40)	24	146
Net Income	$ 657	$ 990	$1,120
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Surplus, Beginning of Year	$10,065	$ 9,130	$8,269
Net income	657	990	1,210
Change in unrealized investment gains and losses	134	423	(261)
Change in non-admitted assets	(97)	(20)	7
Change in asset valuation reserve	(135)	(449)	(150)
Change in surplus of separate account	42	—	—
Reserve adjustment	26	33	(3)
Corporate home office building sale	(22)	(19)	41
Pension liability adjustment	29	(19)	18
Other	—	(4)	—
Surplus, End of Year	$10,699	$10,065	$9,130
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2020, 2019 and 2018
(in millions)
	2020	2019	2018
Cash from Operations
Premiums	$ 4,730	$ 5,133	$ 5,258
Net investment income	2,583	2,526	2,450
Other revenues	753	741	745
	8,066	8,400	8,453
Benefit and loss-related payments	(6,091)	(6,149)	(5,600)
Transfers to/from separate account, net	798	756	213
Commissions and expenses	(1,139)	(1,172)	(1,215)
Dividends	(329)	(324)	(319)
Other	(7)	4	(5)
Net Cash from Operations	$ 1,298	$ 1,515	$ 1,527
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$ 10,274	$ 10,721	$ 7,648
Stocks	1,943	1,427	1,276
Mortgage loans	764	822	775
Other	3,154	1,543	820
	16,135	14,513	10,519
Cost of investments acquired or originated:
Bonds	(9,956)	(11,201)	(7,862)
Stocks	(1,350)	(1,323)	(1,648)
Mortgage loans	(911)	(1,329)	(1,575)
Other	(1,628)	(1,494)	(1,033)
	(13,845)	(15,347)	(12,118)
Transactions under mortgage dollar roll program, net	(1,871)	(468)	167
Change in net amounts due to/from broker	(140)	(25)	(224)
Change in collateral held for securities lending	(214)	228	(122)
Change in contract loans	44	8	3
Net Cash from Investments	$ 109	$ (1,091)	$ (1,775)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$ 146	$ 115	$ 23
Other	(146)	44	78
Net Cash from Financing and Miscellaneous Sources	$ —	$ 159	101
Net Change in Cash, Cash Equivalents and Short-Term Investments	$ 1,407	$ 583	$ (147)
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$ 2,054	$ 1,471	$ 1,618
Cash, Cash Equivalents and Short-Term Investments, End of Year	$ 3,461	$ 2,054	$ 1,471
Supplemental Information:
Non-cash investing activities not included above
Mortgage Loans	$ 161	$ 114	$ 91
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2020, 2019, and 2018
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
The COVID-19 pandemic has developed rapidly in 2020 and measures taken by various governments to contain the virus have affected economic activity. Thrivent has taken measures to monitor and mitigate the effects of COVID-19. As of December 31, 2020, the impact on the business and results has not been significant, but uncertainty remains on what impacts COVID-19 may have on global economics, markets and the business in the future. Thrivent will continue to monitor the various government policies and the impacts of COVID-19. Thrivent will also do the utmost to continue operations in the best and safest way possible.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by National Association of Insurance Commissioners (“NAIC”) guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the modified scientific method, adjusted to reflect anticipated pre-payment patterns. Interest income is recognized when earned.
Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent had $2.6 billion and $721 million in the mortgage dollar roll program as of December 31, 2020 and 2019, respectively.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Stocks: Preferred stocks are generally carried at amortized cost. Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries and affiliates are carried at the stock’s prescribed equity basis. Investments in affiliated mutual funds are carried at net asset value (“NAV”).
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.
Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited U.S. generally accepted accounting principles (“GAAP”) equity of the investee. Income is recognized on distributions received that are not in excess of undistributed earnings.
Other Invested Assets: Other invested assets include derivative instruments, real estate joint ventures and surplus notes. Derivatives are primarily carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Surplus notes are carried at amortized cost.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in bonds and cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.
Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, and other invested assets are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s security portfolios are periodically reviewed, and those securities are evaluated where the current fair value is less than amortized cost for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on bonds sold prior to maturity are transferred to the interest maintenance reserve.
Interest Maintenance Reserve: Thrivent is required by the NAIC to maintain an interest maintenance reserve (“IMR”). The IMR is primarily used to defer certain realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Separate Accounts
Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity and variable life contracts, for which the contractholder, rather than Thrivent bears the investment risk. Fees charged on separate account contractholder account value, include mortality and expense charges, rider fees, and advisor fees are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed to the contractholder; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued in 2020 and later are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. Refer to the New Accounting Guidance section regarding VM-20 for more details.
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities are computed using the methods and assumptions specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. Refer to the New Accounting Guidance section regarding VM-21 for more details.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care (“LTC”) and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
Contract Claims Liabilities
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal character. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral fraternal, patriotic or religious purposes for the benefit of members and the public, and are supported through a variety of lodge programs and services.
Dividends to Members
Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts receive dividends. Dividends are not currently being paid on most health insurance and annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.
Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded.
New Accounting Guidance
In 2020, Thrivent adopted modifications to SSAP Nos. 15 (Debt and Holding Company Obligations), 22R (Leases) and 86 (Derivatives). These revisions apply only to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (LIBOR) to be discontinued due to reference rate reform. The guidance is effective through December 31, 2022. This guidance did not have a material impact on Thrivent’s financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued
In 2020, Thrivent adopted modifications to SSAP No. 36 (Troubled Debt Restructuring). This guidance clarifies a mortgage loan or bank loan modification due COVID-19 will not automatically be categorized as a troubled debt restructuring (TDR). This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent adopted changes to SSAP No. 26R (Bonds) which clarified the existing guidance that all prepayment penalty and acceleration fees be used for called and tendered bonds. This guidance was early adopted beginning January 1, 2020 and additional disclosure was added to Note 2.
In 2020, Thrivent began following the prescribed life product valuation standard VM-20 for newly issued business. Life product reserves issued on or after January 1, 2020, are now set to be the greatest of a formulaic floor and two model-based calculations. This guidance did not have a material impact on Thrivent’s financial statements.
In 2020, Thrivent switched from using the Actuarial Guideline 43 (AG43) approach for calculating variable annuity reserves to the prescribed variable annuity valuation standard VM-21 requiring variable annuity reserves to be determined by stochastic modeling across numerous interest rate and equity return scenarios. The impact as of January 1, 2020 was a reduction in variable annuity reserves of $42 million and has been recorded as a direct adjustment to surplus as a change in reserve valuation basis.
In 2019, Thrivent adopted changes to SSAP No. 51R (Life Contracts), SSAP No. 52 (Deposit-Type Contracts) and SSAP No. 61R (Life, Deposit-Type and Accident and Health Reinsurance), which expands the variable annuity disclosures and adds life liquidity disclosures in Note 3. The new guidance is applied prospectively and did not have a material impact to Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 92 (Postretirement Plans Other Than Pensions) and SSAP No. 102 (Pensions) to improve the effectiveness of disclosures related to benefit plans in Note 9. The new guidance is applied retrospectively and did not have a material impact on Thrivent’s financial statements.
In 2019, Thrivent adopted changes to SSAP No. 103R (Transfers and Servicing of Financial Assets and Extinguishments of Liabilities), which reduces the disclosure requirements related to repurchase and reverse repurchase transactions. This clarifies that only wash sales that cross a reporting period are to be included in Note 2.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 10, 2021, the date the statutory-basis financial statements were available to be issued. In February 2021, Thrivent sold a corporate home office property. Refer to the Real Estate section in Note 2 for additional information. There were no other subsequent events or transactions which required recognition or disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2020
U.S. government and agency securities	$ 2,264	$ 235	$—	$ 2,499
U.S. state and political subdivision securities	98	57	—	155
Securities issued by foreign governments	80	8	—	88
Corporate debt securities	35,203	5,543	37	40,709
Residential mortgage-backed securities	6,921	221	5	7,137
Commercial mortgage-backed securities	2,104	147	1	2,250
Collateralized debt obligations	3	11	—	14
Other debt obligations	707	21	2	726
Affiliated Bonds	674	—	1	673
Total bonds	$48,054	$6,243	$ 46	$54,251
December 31, 2019
U.S. government and agency securities	$ 2,235	$ 114	$ 2	$ 2,347
U.S. state and political subdivision securities	104	46	—	150
Securities issued by foreign governments	99	5	—	104
Corporate debt securities	34,041	3,195	66	37,170
Residential mortgage-backed securities	7,218	118	14	7,322
Commercial mortgage-backed securities	2,217	71	2	2,286
Collateralized debt obligations	3	11	—	14
Other debt obligations	489	12	2	499
Affiliated Bonds	132	1	—	133
Total bonds	$46,538	$3,573	$ 86	$50,025
The admitted value of corporate debt securities issued in foreign currencies was $694 million and
$584 million as of December 31, 2020 and 2019, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
	Admitted Value	Fair Value
December 31, 2020
Due in 1 year or less	$ 4,451	$ 4,474
Due after 1 year through 5 years	10,868	11,765
Due after 5 years through 10 years	14,320	16,006
Due after 10 years through 20 years	8,181	10,099
Due after 20 years	13,290	14,963
Total	$51,110	$57,307
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
Less than 12 Months	12 Months or More
Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2020
U.S. government and agency securities	1	$ 75	$—	—	$ —	$—
Securities issued by foreign governments	—	—	—	—	—	—
Corporate debt securities	123	894	22	24	204	15
Residential mortgage-backed securities	5	18	—	11	28	5
Commercial mortgage-backed securities	13	78	1	—	—	—
Collateralized debt obligations	—	—	—	—	—	—
Other debt obligations	10	100	1	1	4	1
Affiliated bonds	1	674	1	—	—	—
Total bonds	153	$1,839	$ 25	36	$ 236	$ 21
December 31, 2019
U.S. government and agency securities	4	$ 223	$ 1	1	$ 9	$—
Securities issued by foreign governments	1	12	—	—	—	—
Corporate debt securities	127	1,124	37	70	601	29
Residential mortgage-backed securities	41	979	5	43	609	9
Commercial mortgage-backed securities	18	246	2	13	93	1
Other debt obligations	20	79	1	12	26	1
Total bonds	211	$2,663	$ 46	139	$1,338	$ 40
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2020	2019
Unaffiliated Preferred Stocks:
Cost/statement value	$ 348	$ 318
Gross unrealized gains	50	34
Gross unrealized losses	(3)	(1)
Fair value	$ 395	$ 351
Unaffiliated Common Stocks:
Cost	$ 987	$1,389
Gross unrealized gains	364	370
Gross unrealized losses	(22)	(22)
Fair value/statement value	$1,329	$1,737
Affiliated Common Stocks:
Cost	$ 99	$ 90
Gross unrealized gains	50	64
Gross unrealized losses	(10)	(3)
Fair value/statement value	$ 139	$ 151
Affiliated Mutual Funds:
Cost	$ 305	$ 308
Gross unrealized gains	35	21
Gross unrealized losses	—	—
Fair value/statement value	$ 340	$ 329
Total statement value	$2,156	$2,535
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $10 billion for both years ended December 31, 2020 and 2019. There was no allowance for credit losses as of December 31, 2020 or 2019.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2020	2019

In good standing	$9,614	$9,486
Restructured loans, in good standing	31	20
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$9,645	$9,506

	2020	2019
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	0.9%	0.8%
Total principal	$ 81	$ 36
Number of loans	81	34
Interest Rates for Loans Issued During the Year:
Maximum	6.5%	6.0%
Minimum	2.2%	2.9%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	71%	74%
The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2020	2019
Current	$9,644	$9,501
30 – 59 days past due	1	5
60 – 89 days past due	—	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$9,645	$9,506
180+ Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—
90 - 179 Days Past Due and Accruing Interest:
Investment	$ —	$ —
Interest accrued	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2020	2019
Geographic Region:
Pacific	32%	29%
South Atlantic	19	19
East North Central	8	8
West North Central	12	13
Mountain	9	10
Mid-Atlantic	9	8
West South Central	7	8
Other	4	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2020	2019
Property Type:
Industrial	23%	23%
Retail	21	22
Office	16	17
Church	10	10
Apartments	23	20
Other	7	8
Total	100%	100%
Impaired loans
A loan is determined to be impaired when considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2020, Thrivent held impaired loans with a carrying value of $22 million and an unpaid principal balance of $22 million for which there was no related allowance for credit losses recorded. At December 31, 2019, Thrivent held impaired loans with a carrying value of $9 million and an unpaid principal balance of $9 million for which there was no related allowance for credit losses recorded.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $8 million for the year ended December 31, 2020. The amount of impairments included in realized capital

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
losses due to debt restructuring was less than $1 million for both years ended December 31, 2019 and 2018, respectively. The average recorded investment in impaired mortgage loans was $7 million and $4 million held on December 31, 2020 and 2019, respectively. Interest income recognized on impaired mortgage loans was less than $1 million for all three years ended December 31, 2020, 2019 and 2018.
In certain circumstances, Thrivent may modify the terms of a loan to maximize the collection of amounts due. During the years ended December 31, 2020 and 2019, Thrivent modified no loans under these circumstances.
As of both December 31, 2020 and 2019, Thrivent held 3 and 2 mortgage loans totaling $22 million and $9 million, respectively, where loan modifications had occurred. During the years ended December 31, 2020 and 2019, there were no modified mortgage loans with a payment default.
During the years ended December 31, 2020 and 2019, no mortgage loans were derecognized as a result of foreclosure.
Real Estate
The components of real estate investments as of December 31 were as follows (in millions):
	2020	2019
Home office properties	$141	$226
Held-for-sale	125	6
Total before accumulated depreciation	266	232
Accumulated depreciation	(92)	(89)
Total real estate	$174	$143
In August 2018, Thrivent sold a corporate home office property for a cash payment of $55 million. In conjunction with the sale, Thrivent entered into an agreement with the purchaser to lease the property. A $48 million gain on the sale of the property was deferred and reported in other surplus funds. The gain was amortized over the remaining life of the lease and was fully recognized as of December 31, 2020.
In February 2021, Thrivent sold a newly constructed corporate home office property that was completed in 2020. Thrivent entered into an agreement with the purchaser to lease the property for 20 years. This property is classified as held for sale in the table above.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
The following table summarizes the carrying values, which primarily equal fair values, included in other invested assets or other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gain/(Loss)
As of and for the year ended December 31, 2020
Assets:
Call spread options	$ 163	$ 782	$ 33
Futures	—	282	(200)
Foreign currency swaps	21	311	6
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 184	$1,375	$(160)
Liabilities:
Call spread options	$(136)	$ 815	$ (27)
Foreign currency swaps	(27)	349	4
Covered written call options	(2)	—	7
Total liabilities	$(165)	$1,164	$ (16)
As of and for the year ended December 31, 2019
Assets:
Call spread options	$ 91	$ 733	$ 11
Futures	—	461	(90)
Foreign currency swaps	29	390	8
Interest rate swaps	—	—	1
Covered written call options	—	—	—
Total assets	$ 120	$1,584	$ (70)
Liabilities:
Call spread options	$ (67)	$ 765	$ (7)
Foreign currency swaps	(10)	202	3
Covered written call options	—	—	2
Total liabilities	$ (77)	$ 967	$ (2)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in other invested assets and written call spread options are reported at fair value in other liabilities. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2020, 2019 and 2018, $9 million, $8 million and $3 million, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in other invested assets. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.
Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2020	2019
Loaned Securities:
Carrying value	$240	$467
Fair value	260	470
Cash Collateral Reinvested:
Open	$ 81	$209
30 days or less	131	147
31 - 60 days	—	53
61 - 90 days	—	11
91 - 120 days	5	9
121 - 180 days	5	2
181 - 365 days	36	33
1 - 2 years	3	15
2 - 3 years	—	—
Greater than 3 years	4	5
Total	$265	$484
Cash collateral liabilities	$265	$479
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2020	2019
Bonds:
Carrying value	$ 54	$ 53
Fair value	54	53
Short-term Investments:
Carrying value	$ 9	$ 39
Fair value	9	39
Cash Equivalents:
Carrying value	$202	$392
Fair value	202	392
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2020, Thrivent sold 119 non-investment grade securities with a book value totaling $4 million where the cost to repurchase within 30 days totaled $6 million. The net gain for securities sold and later repurchased totaled $2 million. At December 31, 2019, Thrivent sold 81 non-investment grade securities with a book value totaling $19 million where the cost to repurchase within 30 days totaled $24 million. The net gain for securities sold and later repurchased totaled $4 million.
Reverse Repurchase Agreements
During 2019, Thrivent entered into a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as a NAIC 1 designation and the maturity of the securities is 3 months to 1 year with a carrying value and fair value of $15 million and less than $1 million as of December 31, 2020 and 2019, respectively. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompany Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting periods presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Bonds:
1st quarter	$450	$319
2nd quarter	360	160
3rd quarter	115	—
4th quarter	115	15

December 31, 2019	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	20	20
3rd quarter	20	20
4th quarter	109	—
The fair value of the cash collateral under the repo borrowing transactions for each reporting periods by remaining contractual maturity presented below (in millions):
December 31, 2020	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$545	$385
2nd quarter	430	188
3rd quarter	143	143
4th quarter	143	15

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
December 31, 2019	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	27	27
3rd quarter	27	27
4th quarter	103	—
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $328 million and $530 million at December 31, 2020 and 2019, respectively. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, and reverse repurchase agreements are less than 1% of total admitted assets. Securities on deposit with state insurance departments were $3 million for both the years ended December 31, 2020 and 2019.
Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Bonds	$1,797	$1,818	$1,827
Preferred stock	19	15	11
Unaffiliated common stocks	27	29	28
Affiliated common stocks	94	60	24
Mortgage loans	439	433	392
Real estate	17	14	23
Contract loans	82	86	85
Cash, cash equivalents and short-term investments	19	52	33
Limited partnerships	489	584	410
Other invested assets	32	17	22
	3,015	3,108	2,855
Investment expenses	(57)	(53)	(51)
Depreciation on real estate	(7)	(5)	(6)
Net investment income	$2,951	$3,050	$2,798
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2020, there were 436 securities with a callable or tender feature sold or redeemed totaling $78 million. In 2019 net investment income included only bonds sold or redeemed with a callable bond feature. During 2019, there were 118 securities with callable features sold or redeemed totaling $25 million.

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Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued
Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2020	2019	2018
Net Gains (Losses) on Sales:
Bonds:
Gross gains	$ 293	$ 209	$ 198
Gross losses	(211)	(89)	(59)
Stocks:
Gross gains	316	174	201
Gross losses	(86)	(60)	(47)
Futures	(200)	(90)	(9)
Other	11	8	17
Net gains (losses) on sales	123	152	301
Provisions for Losses:
Bonds	(44)	(15)	(18)
Stocks	(1)	—	—
Other	14	19	5
Total provisions for losses	(31)	4	(13)
Realized capital gains (losses)	92	156	288
Transfers to interest maintenance reserve	(132)	(132)	(142)
Realized capital gains (losses), net	$ (40)	$ 24	$ 146
Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $10 billion, $10 billion and $7 billion for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent recognized other-than-temporary impairments during the year ended December 31, 2020 on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions). Each individual impairment recognized below was less than $1 million.
CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired
22943HAG1	$ 3	$—	$ 3	$ 2
94981FAJ1	3	—	3	3
12667GGD9	8	—	8	8
12667GQJ5	7	—	7	7
12668BQA4	3	—	3	3
16165TAE3	5	—	5	6
45660LST7	3	—	3	3
576434V92	5	—	5	5
Total	$37	$—	$37	$37

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Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities
Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 183	$ —	$ 183	1%
At book value less a surrender charge of 5% or more	1,763	—	—	1,763	3
At fair value	—	—	35,097	35,097	65
Total with market value adjustment or at fair value	1,763	183	35,097	37,043	69
At book value without adjustment	15,171	—	—	15,171	28
Not subject to discretionary withdrawal	1,549	—	54	1,603	3
Total	$18,483	$ 183	$35,151	$53,817	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 485	$ —	$ —	$ —
December 31, 2019
Subject to Discretionary Withdrawal:
With market value adjustment	$ —	$ 202	$ —	$ 202	1%
At book value less a surrender charge of 5% or more	1,984	—	—	1,984	4
At fair value	—	—	32,079	32,079	63
Total with market value adjustment or at fair value	1,984	32,079	34,265	68
At book value without adjustment	14,888	—	—	14,888	29
Not subject to discretionary withdrawal	1,552	—	48	1,600	3
Total	$18,424	$ 202	$32,127	$50,753	100%
Amount to Move in Subject to Discretionary Withdrawal in the Year After the Statement Date:	$ 339	$ —	$ —	$ —

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Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2020
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,767	$—	$—	$3,767	89%
Total with market value adjustment or at fair value	3,767	—	—	3,767	89
At book value without adjustment	365	—	—	365	9
Not subject to discretionary withdrawal	63	—	23	86	2
Total	$4,195	$—	$ 23	$4,218	100%
December 31, 2019
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,517	$—	$—	$3,517	89%
Total with market value adjustment or at fair value	3,517	—	—	3,517	89
At book value without adjustment	346	—	—	346	9
Not subject to discretionary withdrawal	59	—	26	85	2
Total	$3,922	$—	$ 26	$3,948	100%

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Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2020
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,385	$10,372	$10,407	$ —	$ —	$ —
Universal life with secondary guarantees	1,254	1,116	1,350	984	890	910
Other permanent cash value life insurance	—	11,606	12,432	—	—	—
Variable universal life	43	43	56	937	935	950
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,029	—	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	116	XXX	XXX	—
Disability – disable lives	XXX	XXX	370	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,682	$23,137	$25,778	$1,921	$1,825	$1,860
Reinsurance ceded	653	697	846	—	—	—
Total	$11,029	$22,440	$24,932	$1,921	$1,825	$1,860
December 31, 2019
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,279	$10,268	$10,300	$ —	$ —	$ —
Universal life with secondary guarantees	1,168	1,029	1,248	796	712	732
Other permanent cash value life insurance(1)	—	11,372	12,175	—	—	—
Variable universal life	43	43	55	797	795	807
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,010	XXX	XXX	—
Accidental death benefits	XXX	XXX	16	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	126	XXX	XXX	—
Disability – disable lives	XXX	XXX	371	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$11,490	$22,712	$25,303	$1,593	$1,507	$1,539
Reinsurance ceded	527	544	826	—	—	—
Total	$10,963	$22,168	$24,477	$1,593	$1,507	$1,539
(1)	Amount has been revised to properly reflect dividends issued. Cash value increased by $4,662 million.

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Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued
The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2020	2019
Aggregate reserves for life, annuity and health contracts	$18,483	$18,425
Deposit liabilities	4,195	3,922
Liabilities related to separate accounts	35,357	32,354
Total	$58,035	$54,701
Thrivent calculates premium deficiency reserves (PDR) on Thrivent’s closed block of long-term care insurance policies. The PDR was $230 million and $0 million as of December 31, 2020 and 2019, respectively. During 2020, Thrivent updated the active life mortality, lapse, and net earned rate assumptions used in the determination of the PDR. In 2019, updates were made to claim incidence, claim termination, and claim utilization assumptions as Thrivent moved from an aggregate care model to an initial site-of-care model. These updated assumptions, along with the natural decline in the reserve as new premium sufficient LTC contracts sold replace older premium deficient LTC contracts, were the primary drivers of the $230 million increase in PDR for the year ended December 31, 2020 and the $133 million decrease in PDR for the year ended December 31, 2019.
Thrivent has insurance in force as of December 31, 2020 and 2019, totaling $11 billion and $18 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2020 and 2019, totaled $38 million and $59 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2020
Ordinary new business	$12	$ 6
Ordinary renewal	56	102
Total	$68	$108
December 31, 2019
Ordinary new business	$12	$ 7
Ordinary renewal	49	99
Total	$61	$106
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The

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Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2020	2019	2018	2017	2016
Risk charge paid	$102	$104	$108	$107	$99
Payments for guaranteed benefits	7	5	4	4	6
The distribution of investments in the separate account assets as of December 31 were as follows:
	2020	2019
Equity funds	64%	63%
Bond funds	26	26
Balanced funds	7	9
Other	3	2
Total separate account assets	100%	100%
The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non-Guaranteed	Total
December 31, 2020
Reserves:
For accounts with assets at fair value	$183	$37,034	$37,217
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$183	$ —	$ 183
At fair value	—	36,956	36,956
Not subject to discretionary withdrawal	—	77	77
Total	$183	$37,033	$37,216
December 31, 2019
Reserves:
For accounts with assets at fair value	$202	$33,692	$33,894
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$202	$ —	$ 202
At fair value	—	33,618	33,618
Not subject to discretionary withdrawal	—	74	74
Total	$202	$33,692	$33,894

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued
	2020	2019	2018
Premiums, Considerations and Deposits:
Non-indexed guarantee	$ 1	$ —	$ 1
Non-guaranteed	1,849	1,712	1,774
Total	$1,850	$1,712	$1,775

	2020	2019	2018
Transfers to separate accounts	$ 1,849	$ 1,709	$ 1,773
Transfers from separate accounts	(2,712)	(2,490)	(1,890)
Other items	2	(1)	1
Transfers to separate accounts, net	$ (861)	$ (782)	$ (116)
5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2020	2019
Net balance at January 1
Incurred Related to:	$1,203	$1,114
Current year	464	546
Prior years	(150)	(40)
Total incurred	314	506
Paid Related to:
Current year	116	122
Prior years	304	295
Total paid	420	417
Net balance at December 31	$1,097	$1,203
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Generally, Thrivent retains a maximum of $3 million of single and $3 million of joint life coverage for any single mortality risk.

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Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.
Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2020	2019	2018
Direct premiums	$4,736	$5,073	$5,098
Reinsurance ceded	(106)	(106)	(117)
Net premiums	$4,630	$4,967	$4,981
Reinsurance claims recovered	$ 89	$ 81	$ 60
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2020	2019
Life insurance	$846	$826
Accident-and-health	—	—
Total	$846	$826
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. One reinsurer accounts for approximately 45% of the reinsurance recoverable as of December 31, 2020.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with Actuarial Guideline 48 (Actuarial Opinion and Memorandum Requirements for the Reinsurance of Policies to be Valued Under Sections 6 and 7 of the NAIC Valuation of Life Insurance Policies Model Regulation).
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on the various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2020 and 2019.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued
Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2020	2019
Unrealized gains and (losses)	$ 691	$ 557
Non-admitted assets	(227)	(130)
Separate account business	101	75
Asset valuation reserve	(1,971)	(1,836)
Thrivent also holds special surplus funds which include a special surplus balance related to the separate accounts. The deferred gain from the 2018 sale of the corporate home office property was included in a special surplus balance as of December 31, 2019. The remaining amount was fully recognized as of December 31, 2020, and therefore is no longer included in special surplus funds as of December 31, 2020.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the amount of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks and certain cash equivalents. Bonds and unaffiliated common stocks are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks and other invested assets. Unaffiliated common stocks and other invested assets, primarily derivatives, are valued based on market quotes where the financial instruments are not considered actively traded. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Other liabilities include certain derivatives. Derivative fair values are derived from broker quotes.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets, which consist of certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 0% to 12% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium of 25 basis points, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.
The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
The carrying amounts for contract loans approximate the fair values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Limited partnerships include private equity investments. The fair values of private equity investments are estimated based on assumptions in the absence of observable market data. In determining fair value, the following valuation techniques are generally used: most recent capital balance adjusted for current cash flows; internal valuation methodologies designed for specific asset classes, primarily sponsor valuations or net asset value; discounted cash flow models; or applying current market multiples to earnings before interest, taxes, depreciation and amortization (EBITDA).
Other invested assets primarily include real estate joint ventures, which the fair value is derived using GAAP audited financial statements.
Other liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2020
Assets:
Bonds	$ 298	$ —	$—	$ 298
Unaffiliated common stocks	1,329	—	—	1,329
Cash, cash equivalents and short-term investments	805	—	—	805
Assets held in Separate account assets	—	37,894	—	37,894
Other invested assets	—	21	163	184
Total	$2,432	$37,915	$163	$40,510
Liabilities:
Other liabilities	$ —	$ 27	$136	$ 163
December 31, 2019
Assets:
Bonds	$ 281	$ —	$—	$ 281
Unaffiliated common stocks	1,737	—	—	1,737
Cash, cash equivalents and short-term investments	318	—	—	318
Assets held in Separate account assets	—	34,482	—	34,482
Other invested assets	—	29	91	120
Total	$2,236	$34,511	$ 91	$36,938
Liabilities:
Other liabilities	$ 1	$ 10	$ 67	$ 77

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2020	2019
Assets:
Balance, January 1	$ 91	$ 4
Purchases	68	47
Sales	(111)	(60)
Realized gains and (losses) net income	32	11
Unrealized gains and (losses) surplus	83	89
Balance, December 31	$ 163	$ 91
Liabilities:
Balance, January 1	$ 67	$ 2
Purchases	49	29
Sales	(28)	(31)
Realized gains and (losses) net income	(25)	(7)
Unrealized gains and (losses) surplus	75	74
Balance, December 31	$ 136	$ 67
Transfers
During 2020, Thrivent had transfers of $38 million into Level 2 from Level 3 and transfers of $123 million into Level 3 from Level 2 for bonds which are not held at fair value. During 2019, Thrivent had transfers of $242 million into Level 2 from Level 3 and transfers of $67 million into Level 3 from Level 2 for bonds which are not held at fair value. Prior year amounts have been revised to properly reflect transfers between Level 2 and Level 3. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued
Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2020
Financial Assets:
Bonds	$48,054	$2,293	$38,594	$13,364	$54,251
Unaffiliated preferred stocks	348	—	225	170	395
Unaffiliated common stocks	1,329	1,329	—	—	1,329
Affiliated common stock	139	—	139	—	139
Affiliated mutual funds	340	117	223	—	340
Mortgage loans	9,645	—	—	10,848	10,848
Contract loans	1,120	—	—	1,120	1,120
Cash, cash equivalents and short-term investments	3,461	805	2,656	—	3,461
Limited partnerships	5,602	—	—	5,602	5,602
Real estate – held-for-sale	125	—	—	127	127
Assets held in separate accounts	37,894	—	37,894	—	37,894
Other invested assets	362	—	135	260	395
Financial Liabilities:
Deferred annuities	$16,053	$ —	$ —	$15,772	$15,772
Other deposit contracts	1,078	—	—	1,078	1,078
Other liabilities	165	—	27	136	163
Liabilities related to separate accounts	37,794	—	37,794	—	37,794
December 31, 2019
Financial Assets:
Bonds	$46,538	$2,242	$37,225	$10,558	$50,025
Unaffiliated preferred stocks	318	—	269	82	351
Unaffiliated common stocks	1,737	1,737	—	—	1,737
Affiliated common stock	151	—	151	—	151
Affiliated mutual funds	329	160	169	—	329
Mortgage loans	9,506	—	—	10,177	10,177
Contract loans	1,164	—	—	1,164	1,164
Cash, cash equivalents and short-term investments	2,054	318	1,736	302	2,054
Limited partnerships	4,621	—	—	4,621	4,621
Real estate – held-for-sale	6	—	—	8	8
Assets held in separate accounts	34,482	—	34,482	—	34,482
Other invested assets	426	—	137	317	454
Financial Liabilities:
Deferred annuities	$15,911	$ —	$ —	$15,654	$15,654
Other deposit contracts	1,118	—	—	1,118	1,118
Other liabilities	77	1	10	67	77
Liabilities related to separate accounts	34,408	—	34,408	—	34,408

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Retirement Plan			Other Plans
	2020	2019	2018	2020	2019	2018
Service cost	$ 21	$ 23	$ 25	$ 2	$ 2	$ 2
Interest cost	39	47	43	4	5	4
Expected return on plan assets	(79)	(71)	(77)	—	—	—
Other	18	19	19	—	(1)	4
Net periodic cost	$ (1)	$ 18	$ 10	$ 6	$ 6	$ 10
The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,246	$1,099	$124	$107
Service cost	21	23	2	2
Interest cost	39	47	3	5
Actuarial gain (loss)	66	130	6	20
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Benefit obligation, end of year	$1,316	$1,246	$127	$124
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,110	$ 960	$—	$—
Actual return on plan assets	161	183	—	—
Employer contribution	20	20	8	10
Transfers from defined contribution plan	2	2	—	—
Benefits paid	(58)	(55)	(8)	(10)
Fair value of plan assets, end of year	$1,235	$1,110	$—	$—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Funded Status:
Accrued benefit costs	$ —	$ —	$(123)	$(125)
Liability for pension benefits	(81)	(136)	(4)	2
Total unfunded liabilities	$ (81)	$ (136)	$(127)	$(123)
Deferred Items:
Net (losses) gains	$ 267	$ 301	$ 4	$ (2)
Net prior service cost	—	—	—	—
Accumulated amounts recognized in periodic pension expenses	$ 186	$ 165	$(123)	$(125)
Accumulated benefit obligation	$1,274	$1,209	$ 127	$ 123
The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2020 and 2019, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.
A summary of the deferred items in the Statutory-Basis Statement of Operations as of December 31 is as follows (in millions):
	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains (Losses)	Total	Net Prior Service Cost	Net Recognized Gains (Losses)	Total
Balance, January 1, 2019	$—	$303	$303	$—	$ (23)	$ (23)
Net prior service cost recognized	—	—	—	—	—	—
Net gain (loss) arising during the period	—	17	17	—	20	20
Net gain (loss) recognized	—	(19)	(19)	—	1	1
Balance, December 31, 2019	$—	$301	$301	$—	$ (2)	$ (2)
Net prior service cost recognized	—	—	—	—	—
Net gain (loss) arising during the period	—	(16)	(16)	—	6	6
Net gain (loss) recognized	—	(18)	(18)	—	—	—
Balance, December 31, 2020	$—	$267	$267	$—	$ 4	$ 4
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Retirement Plan		Other Plans
	2020	2019	2020	2019
Weighted Average Assumptions:
Discount rate	2.6%	3.3%	2.6%	3.3%
Expected return on plan assets	7.3	7.5	N/A	N/A
Rate of compensation increase	4.3	3.4	N/A	N/A
Interest crediting rate	1.0	1.8	N/A	N/A
The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 5.8% and 5.9% in 2020 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2030. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy. The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2021 – $62 million; 2022 – $65 million; 2023 – $67 million; 2024 – $69 million; 2025 –$71 million; and 2026 to 2030 – $367 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2021 – $11 million; 2022 – $11 million; 2023 – $10 million; 2024 – $10 million; 2025 – $9 million; and 2026 to 2030 – $38 million.
The minimum pension contribution required for 2020 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2021.
Pension Assets
The assets of Thrivent’s qualified defined benefit plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation	Actual Allocation
		2020	2019
Equity securities	62%	70%	67%
Fixed income and other securities	38	30	33
Total	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.
The fair values of the defined benefit plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2020
Fixed Maturity Securities:
U.S. government and agency securities	$ 99	$—	$—	$ 99
Corporate debt securities	—	171	—	171
Residential mortgage-backed securities	—	99	—	99
Commercial mortgage-backed securities	—	2	—	2
Other debt obligations	—	9	1	10
Common stocks	484	—	—	484
Affiliated mutual funds – equity funds	—	161	—	161
Short-term investments	26	106	1	133
Limited partnerships	—	—	129	129
Total	$609	$548	$131	$1,288
December 31, 2019
Fixed Maturity Securities:
U.S. government and agency securities	$103	$—	$—	$ 103
Corporate debt securities	—	168	—	168
Residential mortgage-backed securities	—	107	—	107
Commercial mortgage-backed securities	—	6	—	6
Other debt obligations	—	4	—	4
Common stocks	445	—	—	445
Preferred stock	—	—	—	—
Affiliated mutual funds – equity funds	—	132	—	132
Short-term investments	9	92	—	101
Limited partnerships	—	—	106	106
Total	$557	$509	$106	$1,172

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued
The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities of $53 million and $62 million as of December 31, 2020 and 2019.
There were no transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2020 or 2019. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2020, 2019 and 2018, Thrivent contributed $35 million, $34 million and $37 million, respectively, to these plans.
As of December 31, 2020 and 2019, $72 million and $75 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts provision accordingly. As of December 31, 2020, Thrivent believes adequate provision has been made for any losses that may result from these matters.
Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $270 million and $211 million as of December 31, 2020 and 2019, respectively. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.1 billion and $5.2 billion as of December 31, 2020 and 2019, respectively.
Financial Guarantees
Thrivent has entered into an agreement to purchase certain debt obligations of a third-party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued
Thrivent has guaranteed to maintain the capital and surplus of the trust affiliate above certain levels required by the primary regulator of each company.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million, $17 million and $21 million for each of the years ended December 31, 2020, 2019 and 2018 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2020 were $57 million for operating leases. The future minimum rental payments for the five succeeding years were as follows: 2021 – $9 million; 2022 – $8 million; 2023 – $6 million; 2024 – $6 million and thereafter – $28 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97. Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2019, values was completed on August 3, 2020 and Thrivent received a response from the NAIC that did not disallow the valuation method.
The admitted values were $139 million and $151 million related to Holdings for the years ended December 31, 2020 and 2019, respectively. Non-admitted values related to Holdings were $26 million and less than $1 million for the years ended December 31, 2020 and 2019, respectively.
Other Related Party Transactions
Thrivent has invested $340 million and $329 million in various Thrivent mutual funds as of December 31, 2020 and 2019, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $85 million, $87 million and $82 million for the years ended December 31, 2020, 2019 and 2018, respectively. The net receivables due from affiliates for the years ended December 31, 2020 and 2019 were $10 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$135 million, $124 million and $119 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $187 million, $182 million and $180 million for the years ended December 31, 2020, 2019 and 2018, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued
In December 2018, Thrivent acquired a variable funding note (VFN) issued by Thrivent Education Funding, LLC (“TEF”), an affiliate of Thrivent. The VFN is supported by an indenture and was amended in April 2020. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $674 million and $132 million as of December 31, 2020 and 2019, respectively.
12. Basis of Presentation
The preceding statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from GAAP.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks
For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks
For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Acquisition Costs
For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.
Contract Liabilities
For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets
For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.
Interest Maintenance Reserve
For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
12. Basis of Presentation, continued
Asset Valuation Reserve
For GAAP purposes, an asset valuation reserve is not maintained.
Premiums and Withdrawals
For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.
Consolidation
For GAAP purposes, subsidiaries are consolidated into the results of their parent.
Differences between consolidated GAAP financial statements and statutory-basis financial statements as of December 31, 2020 and 2019 and for the three years ended December 31, 2020, have not been quantified but are presumed to be material.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and Contract Owners of Thrivent Variable Life Account I
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Life Account I, as indicated in Note 1, as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Life Account I as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2021
We have served as the auditor of one or more of the subaccounts in Thrivent Variable Life Account I since 2014.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2020
Subaccount	Investments at fair value	Net Assets	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$212,055,551	$212,055,551	$163,148,393	11,257,874
All Cap	$ 6,933,535	$ 6,933,535	$ 5,458,421	420,062
Balanced Income Plus	$ 14,686,509	$ 14,686,509	$ 13,494,238	922,832
Diversified Income Plus	$ 10,087,214	$ 10,087,214	$ 9,027,591	1,178,124
ESG Index	$ 374,843	$ 374,843	$ 341,115	29,522
Global Stock	$ 29,189,633	$ 29,189,633	$ 22,554,999	2,062,683
Government Bond	$ 9,221,255	$ 9,221,255	$ 8,605,447	787,220
High Yield	$ 6,835,500	$ 6,835,500	$ 6,909,218	1,464,739
Income	$ 8,306,893	$ 8,306,893	$ 7,494,692	725,924
International Allocation	$ 28,115,245	$ 28,115,245	$ 24,661,933	2,774,403
International Index	$ 201,623	$ 201,623	$ 180,190	15,932
Large Cap Growth	$ 72,419,383	$ 72,419,383	$ 47,368,114	1,313,509
Large Cap Index	$126,358,338	$126,358,338	$ 73,284,739	2,459,410
Large Cap Value	$ 14,029,687	$ 14,029,687	$ 10,507,130	731,430
Limited Maturity Bond	$ 6,899,866	$ 6,899,866	$ 6,725,251	682,851
Low Volatility Equity	$ 486,840	$ 486,840	$ 442,218	37,971
Mid Cap Growth	$ 723,949	$ 723,949	$ 604,434	48,845
Mid Cap Index	$ 39,631,006	$ 39,631,006	$ 32,103,526	1,968,949
Mid Cap Stock	$ 43,442,503	$ 43,442,503	$ 31,651,395	1,914,880
Mid Cap Value	$ 43,490	$ 43,490	$ 39,462	3,326
Moderate Allocation	$124,738,995	$124,738,995	$101,476,840	7,707,789
Moderately Aggressive Allocation	$357,689,197	$357,689,197	$284,636,660	20,566,779
Moderately Conservative Allocation	$ 14,671,103	$ 14,671,103	$ 12,916,393	1,014,052
Money Market	$ 6,246,396	$ 6,246,396	$ 6,246,396	6,246,396
Multidimensional Income	$ 406,361	$ 406,361	$ 380,568	38,395
Opportunity Income Plus	$ 2,832,547	$ 2,832,547	$ 2,786,085	277,721
Partner Emerging Markets Equity	$ 5,825,462	$ 5,825,462	$ 4,179,751	324,216
Partner Healthcare	$ 8,814,561	$ 8,814,561	$ 6,069,103	312,220
Real Estate Securities	$ 7,599,035	$ 7,599,035	$ 6,099,780	292,471
Small Cap Growth	$ 1,911,268	$ 1,911,268	$ 1,384,169	105,352
Small Cap Index	$ 60,068,789	$ 60,068,789	$ 49,865,747	3,103,336
Small Cap Stock	$ 31,023,486	$ 31,023,486	$ 23,537,336	1,482,505
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Investment Income	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$2,048,963	$2,048,963	$1,048,028	$11,526,942	$16,882,763	$29,457,733	$31,506,696
All Cap	$ 40,054	$ 40,054	$ 114,339	$ 937,657	$ 208,574	$ 1,260,570	$ 1,300,624
Balanced Income Plus	$ 377,443	$ 377,443	$ (3,069)	$ 67,429	$ 798,668	$ 863,028	$ 1,240,471
Diversified Income Plus	$ 313,387	$ 313,387	$ (4,589)	$ 57,312	$ 276,518	$ 329,241	$ 642,628
ESG Index*	$ 2,730	$ 2,730	$ 2,558	$ 4,535	$ 33,728	$ 40,821	$ 43,551
Global Stock	$ 467,431	$ 467,431	$ 351,592	$ 2,768,295	$ 26,295	$ 3,146,182	$ 3,613,613
Government Bond	$ 134,186	$ 134,186	$ 70,520	$ —	$ 400,083	$ 470,603	$ 604,789
High Yield	$ 326,200	$ 326,200	$ (39,913)	$ —	$ (74,197)	$ (114,110)	$ 212,090
Income	$ 208,786	$ 208,786	$ 52,914	$ 34,116	$ 541,661	$ 628,691	$ 837,477
International Allocation	$ 779,643	$ 779,643	$ (106,600)	$ 403,712	$ (2,212)	$ 294,900	$ 1,074,543
International Index*	$ 2,181	$ 2,181	$ 129	$ 1,820	$ 21,434	$ 23,383	$ 25,564
Large Cap Growth	$ 127,777	$ 127,777	$1,066,771	$ 2,344,030	$13,688,210	$17,099,011	$17,226,788
Large Cap Index	$1,656,361	$1,656,361	$2,148,191	$ 250,774	$15,450,742	$17,849,707	$19,506,068
Large Cap Value	$ 230,962	$ 230,962	$ 46,979	$ 260,614	$ (69,919)	$ 237,674	$ 468,636
Limited Maturity Bond	$ 125,631	$ 125,631	$ 35,062	$ —	$ 127,498	$ 162,560	$ 288,191
Low Volatility Equity	$ 5,693	$ 5,693	$ (4,972)	$ 3,511	$ (8,412)	$ (9,873)	$ (4,180)
Mid Cap Growth*	$ —	$ —	$ 5,767	$ 4,857	$ 119,515	$ 130,139	$ 130,139
Mid Cap Index	$ 413,351	$ 413,351	$ 57,022	$ 867,533	$ 3,735,115	$ 4,659,670	$ 5,073,021
Mid Cap Stock	$ 176,912	$ 176,912	$ (328,516)	$ 1,240,552	$ 6,084,647	$ 6,996,683	$ 7,173,595
Mid Cap Value*	$ 265	$ 265	$ 1,221	$ 437	$ 4,029	$ 5,687	$ 5,952
Moderate Allocation	$2,164,002	$2,164,002	$ 758,575	$ 4,597,028	$ 7,352,493	$12,708,096	$14,872,098
Moderately Aggressive Allocation	$4,960,183	$4,960,183	$1,405,854	$17,726,326	$20,768,749	$39,900,929	$44,861,112
Moderately Conservative Allocation	$ 291,747	$ 291,747	$ 108,429	$ 395,646	$ 545,970	$ 1,050,045	$ 1,341,792
Money Market	$ 15,736	$ 15,736	$ —	$ —	$ —	$ —	$ 15,736
Multidimensional Income	$ —	$ —	$ (9,527)	$ —	$ 23,104	$ 13,577	$ 13,577
Opportunity Income Plus	$ 88,104	$ 88,104	$ (54,972)	$ —	$ 36,520	$ (18,452)	$ 69,652
Partner Emerging Markets Equity	$ 95,237	$ 95,237	$ 37,606	$ —	$ 1,114,356	$ 1,151,962	$ 1,247,199
Partner Healthcare	$ 33,177	$ 33,177	$ 148,987	$ 55,905	$ 1,122,521	$ 1,327,413	$ 1,360,590
Real Estate Securities	$ 139,091	$ 139,091	$ 66,969	$ —	$ (610,113)	$ (543,144)	$ (404,053)
Small Cap Growth	$ —	$ —	$ 7,213	$ —	$ 506,731	$ 513,944	$ 513,944
Small Cap Index	$ 538,579	$ 538,579	$ (113,365)	$ 1,933,062	$ 4,317,872	$ 6,137,569	$ 6,676,148
Small Cap Stock	$ 162,164	$ 162,164	$ (257,963)	$ 2,582,376	$ 3,393,108	$ 5,717,521	$ 5,879,685
*For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2020
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions						Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges	Asset based risk charge
Aggressive Allocation	$2,048,963	$12,574,970	$16,882,763	$31,506,696	$22,740,337	$(3,449,389)	$ (6,448,372)	$ (3,947,345)	$(464,762)	$(391,034)	$ 8,039,435	$39,546,131	$172,509,420	$212,055,551
All Cap	$ 40,054	$ 1,051,996	$ 208,574	$ 1,300,624	$ 637,696	$ (107,217)	$ (155,674)	$ 12,189	$ (14,028)	$ (6,437)	$ 366,529	$ 1,667,153	$ 5,266,382	$ 6,933,535
Balanced Income Plus	$ 377,443	$ 64,360	$ 798,668	$ 1,240,471	$ 714,949	$ (288,757)	$ (493,055)	$ 175,939	$ (33,928)	$ (5,146)	$ 70,002	$ 1,310,473	$ 13,376,036	$ 14,686,509
Diversified Income Plus	$ 313,387	$ 52,723	$ 276,518	$ 642,628	$ 1,031,386	$ (109,777)	$ (374,657)	$ (270,286)	$ (22,729)	$ (19,292)	$ 234,645	$ 877,273	$ 9,209,941	$ 10,087,214
ESG Index*	$ 2,730	$ 7,093	$ 33,728	$ 43,551	$ 37,287	$ 278	$ (2,792)	$ 296,918	$ (114)	$ (285)	$ 331,292	$ 374,843	$ —	$ 374,843
Global Stock	$ 467,431	$ 3,119,887	$ 26,295	$ 3,613,613	$ 1,615,816	$ (585,209)	$ (782,409)	$ (3,139,434)	$ (70,819)	$ (8,471)	$ (2,970,526)	$ 643,087	$ 28,546,546	$ 29,189,633
Government Bond	$ 134,186	$ 70,520	$ 400,083	$ 604,789	$ 580,729	$ (227,780)	$ (317,575)	$ 325,514	$ (20,109)	$ (25,008)	$ 315,771	$ 920,560	$ 8,300,695	$ 9,221,255
High Yield	$ 326,200	$ (39,913)	$ (74,197)	$ 212,090	$ 612,521	$ (167,518)	$ (221,092)	$ 232,521	$ (17,832)	$ (9,879)	$ 428,721	$ 640,811	$ 6,194,689	$ 6,835,500
Income	$ 208,786	$ 87,030	$ 541,661	$ 837,477	$ 738,280	$ (297,271)	$ (237,408)	$ 1,422,775	$ (19,888)	$ (11,082)	$ 1,595,406	$ 2,432,883	$ 5,874,010	$ 8,306,893
International Allocation	$ 779,643	$ 297,112	$ (2,212)	$ 1,074,543	$ 2,237,572	$ (731,347)	$ (731,028)	$ (19,278)	$ (64,038)	$ (25,155)	$ 666,726	$ 1,741,269	$ 26,373,976	$ 28,115,245
International Index*	$ 2,181	$ 1,949	$ 21,434	$ 25,564	$ 49,244	$ 211	$ (2,842)	$ 129,629	$ (99)	$ (84)	$ 176,059	$ 201,623	$ —	$ 201,623
Large Cap Growth	$ 127,777	$ 3,410,801	$13,688,210	$17,226,788	$ 4,092,297	$(1,016,185)	$ (1,380,686)	$19,916,231	$(129,811)	$ (57,630)	$21,424,216	$38,651,004	$ 33,768,379	$ 72,419,383
Large Cap Index	$1,656,361	$ 2,398,965	$15,450,742	$19,506,068	$11,771,754	$(2,753,463)	$ (3,434,671)	$ 807,010	$(206,038)	$(170,240)	$ 6,014,352	$25,520,420	$100,837,918	$126,358,338
Large Cap Value	$ 230,962	$ 307,593	$ (69,919)	$ 468,636	$ 888,150	$ (352,709)	$ (329,705)	$ (411,774)	$ (34,479)	$ (10,134)	$ (250,651)	$ 217,985	$ 13,811,702	$ 14,029,687
Limited Maturity Bond	$ 125,631	$ 35,062	$ 127,498	$ 288,191	$ 681,671	$ (168,150)	$ (281,127)	$ 1,477,990	$ (19,395)	$ (12,712)	$ 1,678,277	$ 1,966,468	$ 4,933,398	$ 6,899,866
Low Volatility Equity	$ 5,693	$ (1,461)	$ (8,412)	$ (4,180)	$ 67,109	$ (17,991)	$ (17,434)	$ (84,890)	$ (487)	$ (1,583)	$ (55,276)	$ (59,456)	$ 546,296	$ 486,840
Mid Cap Growth*	$ —	$ 10,624	$ 119,515	$ 130,139	$ 237,909	$ 1,528	$ (9,477)	$ 364,856	$ (453)	$ (553)	$ 593,810	$ 723,949	$ —	$ 723,949
Mid Cap Index	$ 413,351	$ 924,555	$ 3,735,115	$ 5,073,021	$ 5,282,807	$ (598,975)	$ (1,224,347)	$ (193,791)	$ (56,150)	$ (89,305)	$ 3,120,239	$ 8,193,260	$ 31,437,746	$ 39,631,006
Mid Cap Stock	$ 176,912	$ 912,036	$ 6,084,647	$ 7,173,595	$ 3,232,683	$ (689,741)	$ (1,038,594)	$ (1,702,533)	$ (91,770)	$ (40,016)	$ (329,971)	$ 6,843,624	$ 36,598,879	$ 43,442,503
Mid Cap Value*	$ 265	$ 1,658	$ 4,029	$ 5,952	$ 18,587	$ 227	$ (353)	$ 19,127	$ (25)	$ (25)	$ 37,538	$ 43,490	$ —	$ 43,490
Moderate Allocation	$2,164,002	$ 5,355,603	$ 7,352,493	$14,872,098	$ 9,418,166	$(3,856,768)	$ (4,495,940)	$ 1,427,075	$(272,798)	$(202,145)	$ 2,017,590	$16,889,688	$107,849,307	$124,738,995
Moderately Aggressive Allocation	$4,960,183	$19,132,180	$20,768,749	$44,861,112	$32,162,870	$(7,201,957)	$(10,778,461)	$ (712,144)	$(777,340)	$(641,422)	$12,051,546	$56,912,658	$300,776,539	$357,689,197
Moderately Conservative Allocation	$ 291,747	$ 504,075	$ 545,970	$ 1,341,792	$ 1,044,079	$ (433,483)	$ (567,134)	$ 852,771	$ (37,642)	$ (17,541)	$ 841,050	$ 2,182,842	$ 12,488,261	$ 14,671,103
Money Market	$ 15,736	$ —	$ —	$ 15,736	$ 1,974,766	$ (276,966)	$ (369,190)	$ 344,061	$ (22,602)	$ (24,639)	$ 1,625,430	$ 1,641,166	$ 4,605,230	$ 6,246,396
Multidimensional Income	$ —	$ (9,527)	$ 23,104	$ 13,577	$ 21,310	$ (36,208)	$ (10,833)	$ 46,179	$ (223)	$ (989)	$ 19,236	$ 32,813	$ 373,548	$ 406,361
Opportunity Income Plus	$ 88,104	$ (54,972)	$ 36,520	$ 69,652	$ 399,503	$ (104,507)	$ (117,867)	$ (84,036)	$ (8,120)	$ (8,944)	$ 76,029	$ 145,681	$ 2,686,866	$ 2,832,547
Partner Emerging Markets Equity	$ 95,237	$ 37,606	$ 1,114,356	$ 1,247,199	$ 673,605	$ (111,825)	$ (150,249)	$ (118,068)	$ (6,903)	$ (12,348)	$ 274,212	$ 1,521,411	$ 4,304,051	$ 5,825,462
Partner Healthcare	$ 33,177	$ 204,892	$ 1,122,521	$ 1,360,590	$ 793,044	$ (156,667)	$ (236,763)	$ 139,157	$ (10,737)	$ (23,302)	$ 504,732	$ 1,865,322	$ 6,949,239	$ 8,814,561
Real Estate Securities	$ 139,091	$ 66,969	$ (610,113)	$ (404,053)	$ 633,576	$ (133,411)	$ (225,803)	$ 49,863	$ (20,313)	$ (10,363)	$ 293,549	$ (110,504)	$ 7,709,539	$ 7,599,035
Small Cap Growth	$ —	$ 7,213	$ 506,731	$ 513,944	$ 204,319	$ (42,893)	$ (45,779)	$ 972,826	$ (1,538)	$ (2,498)	$ 1,084,437	$ 1,598,381	$ 312,887	$ 1,911,268
Small Cap Index	$ 538,579	$ 1,819,697	$ 4,317,872	$ 6,676,148	$ 5,856,337	$ (882,942)	$ (1,667,200)	$ 15,251	$ (94,126)	$ (85,541)	$ 3,141,779	$ 9,817,927	$ 50,250,862	$ 60,068,789
Small Cap Stock	$ 162,164	$ 2,324,413	$ 3,393,108	$ 5,879,685	$ 1,724,083	$ (470,975)	$ (686,805)	$ 129,810	$ (69,094)	$ (13,529)	$ 613,490	$ 6,493,175	$ 24,530,311	$ 31,023,486
*For the period April 29, 2020 (commencement of operations) to December 31, 2020.
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2019
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions					Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts	Mortality and expense risk charges					Asset based risk charge
Aggressive Allocation	$2,034,065	$12,443,430	$19,888,957	$34,366,452	$19,713,973	$(7,818,874)	$ (6,034,203)	$ (511,341)	$(438,685)	$(340,994)	$ 4,569,876	$38,936,328	$133,573,092	$172,509,420
All Cap	$ 29,164	$ 270,025	$ 907,323	$ 1,206,512	$ 461,570	$ (200,692)	$ (145,209)	$ 19,032	$ (13,568)	$ (5,303)	$ 115,830	$ 1,322,342	$ 3,944,040	$ 5,266,382
Balanced Income Plus	$ 371,474	$ 692,600	$ 854,841	$ 1,918,915	$ 714,511	$ (331,792)	$ (485,554)	$ 622,275	$ (33,298)	$ (4,474)	$ 481,668	$ 2,400,583	$ 10,975,453	$ 13,376,036
Diversified Income Plus	$ 292,379	$ 239,911	$ 520,616	$ 1,052,906	$ 1,041,752	$ (171,529)	$ (375,006)	$ 267,491	$ (22,847)	$ (15,684)	$ 724,177	$ 1,777,083	$ 7,432,858	$ 9,209,941
ESG Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Global Stock	$ 382,310	$ 1,889,718	$ 3,109,966	$ 5,381,994	$ 1,488,827	$ (775,724)	$ (781,123)	$ (428,034)	$ (72,671)	$ (10,458)	$ (579,183)	$ 4,802,811	$ 23,743,735	$ 28,546,546
Government Bond	$ 174,256	$ 11,961	$ 260,135	$ 446,352	$ 563,976	$ (199,294)	$ (287,180)	$ 217,488	$ (18,778)	$ (21,870)	$ 254,342	$ 700,694	$ 7,600,001	$ 8,300,695
High Yield	$ 328,952	$ (14,290)	$ 458,478	$ 773,140	$ 555,827	$ (280,044)	$ (220,220)	$ 42,786	$ (17,797)	$ (8,578)	$ 71,974	$ 845,114	$ 5,349,575	$ 6,194,689
Income	$ 178,966	$ 10,394	$ 471,426	$ 660,786	$ 420,194	$ (204,022)	$ (194,938)	$ 590,522	$ (17,479)	$ (6,892)	$ 587,385	$ 1,248,171	$ 4,625,839	$ 5,874,010
International Allocation	$ 551,397	$ 339,027	$ 3,528,560	$ 4,418,984	$ 2,309,807	$ (906,377)	$ (769,168)	$ 287,670	$ (66,352)	$ (24,128)	$ 831,452	$ 5,250,436	$ 21,123,540	$ 26,373,976
International Index	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Large Cap Growth	$ 3,669	$ 4,199,331	$ 3,976,989	$ 8,179,989	$ 2,729,344	$ (772,829)	$ (1,035,118)	$ 231,725	$ (91,731)	$ (27,563)	$ 1,033,828	$ 9,213,817	$ 24,554,562	$ 33,768,379
Large Cap Index	$1,359,443	$ 2,330,025	$19,487,180	$23,176,648	$10,130,098	$(2,802,575)	$ (3,045,738)	$1,289,157	$(183,527)	$(140,445)	$ 5,246,970	$28,423,618	$ 72,414,300	$100,837,918
Large Cap Value	$ 193,377	$ 798,937	$ 1,707,290	$ 2,699,604	$ 897,546	$ (447,491)	$ (352,010)	$ 109,087	$ (36,830)	$ (11,631)	$ 158,671	$ 2,858,275	$ 10,953,427	$ 13,811,702
Limited Maturity Bond	$ 126,694	$ 5,626	$ 91,446	$ 223,766	$ 498,572	$ (193,094)	$ (239,078)	$ (59,422)	$ (17,600)	$ (6,510)	$ (17,132)	$ 206,634	$ 4,726,764	$ 4,933,398
Low Volatility Equity	$ 3,262	$ 1,003	$ 61,489	$ 65,754	$ 82,207	$ 729	$ (12,004)	$ 196,523	$ (357)	$ (1,197)	$ 265,901	$ 331,655	$ 214,641	$ 546,296
Mid Cap Growth	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Mid Cap Index	$ 323,075	$ 1,814,069	$ 3,849,616	$ 5,986,760	$ 4,977,599	$ (561,672)	$ (1,106,694)	$ 203,335	$ (52,125)	$ (77,065)	$ 3,383,378	$ 9,370,138	$ 22,067,608	$ 31,437,746
Mid Cap Stock	$ 204,975	$ 3,316,978	$ 3,917,914	$ 7,439,867	$ 2,704,596	$ (791,770)	$ (1,033,363)	$ 314,435	$ (92,463)	$ (35,254)	$ 1,066,181	$ 8,506,048	$ 28,092,831	$ 36,598,879
Mid Cap Value	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Moderate Allocation	$2,284,980	$ 4,974,927	$ 9,831,653	$17,091,560	$ 9,123,375	$(4,400,712)	$ (4,357,306)	$ (776,958)	$(262,933)	$(195,481)	$ (870,015)	$16,221,545	$ 91,627,762	$107,849,307
Moderately Aggressive Allocation	$5,045,121	$16,084,352	$32,163,943	$53,293,416	$30,132,508	$(7,015,836)	$(10,344,406)	$ (981,880)	$(735,624)	$(582,558)	$10,472,204	$63,765,620	$237,010,919	$300,776,539
Moderately Conservative Allocation	$ 301,236	$ 378,328	$ 964,153	$ 1,643,717	$ 800,229	$ (523,126)	$ (542,598)	$ 458,741	$ (36,468)	$ (15,992)	$ 140,786	$ 1,784,503	$ 10,703,758	$ 12,488,261
Money Market	$ 78,792	$ —	$ —	$ 78,792	$ 1,425,358	$ (480,189)	$ (289,207)	$ (486,161)	$ (18,529)	$ (20,012)	$ 131,260	$ 210,052	$ 4,395,178	$ 4,605,230
Small Cap Growth*	$ 14,254	$ (638)	$ 34,413	$ 48,029	$ 25,880	$ 1,036	$ (10,327)	$ (2,698)	$ (209)	$ (1,606)	$ 12,076	$ 60,105	$ 313,443	$ 373,548
Opportunity Income Plus	$ 96,840	$ (1,369)	$ 94,453	$ 189,924	$ 268,048	$ (31,496)	$ (107,557)	$ 287,068	$ (7,401)	$ (8,409)	$ 400,253	$ 590,177	$ 2,096,689	$ 2,686,866
Partner Emerging Markets Equity	$ 29,902	$ 40,549	$ 635,127	$ 705,578	$ 681,732	$ (105,868)	$ (152,897)	$ (95,746)	$ (6,888)	$ (10,682)	$ 309,651	$ 1,015,229	$ 3,288,822	$ 4,304,051
Partner Healthcare	$ 24,742	$ 55,299	$ 1,308,050	$ 1,388,091	$ 820,243	$ (115,707)	$ (210,427)	$ 53,337	$ (9,135)	$ (18,388)	$ 519,923	$ 1,908,014	$ 5,041,225	$ 6,949,239
Real Estate Securities	$ 154,853	$ 190,927	$ 1,340,067	$ 1,685,847	$ 614,149	$ (271,895)	$ (243,851)	$ (111,573)	$ (21,766)	$ (10,574)	$ (45,510)	$ 1,640,337	$ 6,069,202	$ 7,709,539
Small Cap Growth	$ —	$ 445	$ 31,065	$ 31,510	$ 60,917	$ (5,105)	$ (14,823)	$ 173,493	$ (413)	$ (544)	$ 213,525	$ 245,035	$ 67,852	$ 312,887
Small Cap Index	$ 469,868	$ 3,589,013	$ 4,756,885	$ 8,815,766	$ 5,613,914	$(1,453,279)	$ (1,613,237)	$1,106,623	$ (95,298)	$ (74,673)	$ 3,484,050	$12,299,816	$ 37,951,046	$ 50,250,862
Small Cap Stock	$ 88,397	$ 2,811,542	$ 2,443,241	$ 5,343,180	$ 1,558,083	$ (624,139)	$ (700,592)	$ (175,254)	$ (69,587)	$ (12,882)	$ (24,371)	$ 5,318,809	$ 19,211,502	$ 24,530,311
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2020
(1) ORGANIZATION
The Thrivent Variable Life Account I (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 32 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap (c)	Thrivent Series Fund, Inc. — All Cap Portfolio
Balanced Income Plus	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
ESG Index (b)	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock (d)	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Allocation (e)	Thrivent Series Fund, Inc. — International Allocation Portfolio
International Index (b)	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth (a)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Low Volatility Equity	Thrivent Series Fund, Inc. — Low Volatility Equity Portfolio
Mid Cap Growth (b)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value (b)	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multidimensional Income	Thrivent Series Fund, Inc. — Multidimensional Income Portfolio
Opportunity Income Plus	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Emerging Markets Equity Portfolio	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Partner Healthcare Portfolio	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Real Estate Securities Portfolio	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Small Cap Growth Portfolio	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index Portfolio	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued
(a)	Partner Growth Stock merged into the Large Cap Growth Portfolio as of August 31,2020.
(b)	Statement of operations and of changes in net assets for the period April 29, 2020 (commencement of operations) to December 31, 2020.
(c)	Formerly known as Partner All Cap, name change effective April 30, 2019.
(d)	Formerly known as Large Cap Stock, name change effective April 30, 2019.
(e)	Formerly known as Partner Worldwide Allocation, name change effective April 30, 2019.
The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.
The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.
A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Valuation of Investments
The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:
Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.
The fair values for the subaccount's investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES
Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts as a percentage of the subaccounts. No mortality and expense risk charges are deducted from the fixed account. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of changes in net assets. The rates are as follows for the three contract types within the Variable Account:
•	Thrivent Variable Life 2019 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 1.00% for all contract years.
•	Thrivent Variable Life 2008 Series – annual rate is based on the subaccount accumulated value and is guaranteed not to exceed 0.45% for all contract years.
•	Thrivent Variable Life 2003 Series – annual rate is based on subaccount accumulated value and is guaranteed not to exceed 1.10% during the first 10 contract years and guaranteed not to exceed 0.90% thereafter.
•	Thrivent Variable Life 1997 Series – annual rate is based on the subaccount cash value and is guaranteed not to exceed 0.90% during the first 15 years and guaranteed not to exceed 0.40% thereafter.
Thrivent Financial deducts a monthly unit charge for the Thrivent Variable Life 2008 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 120 months after issue and the first 120 months after an increase in face amount.
Thrivent Financial deducts an issue expense charge for the Thrivent Variable Life 1997 Series only. This charge covers the expenses associated with underwriting, issuing, or increasing the face amount. The charge applies for the first 36 months after issue and the first 36 months after an increase in face amount.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued
Thrivent Financial deducts an asset charge for Thrivent Variable Life 2008 Series only. This charge covers the expenses incurred in issuing and administering the contract and operating the Variable Account.
Prior to the allocation of premiums to the Variable Account, Thrivent Financial deducts a sales charge, based on the product, to cover a portion of the sales expenses incurred by Thrivent Financial.
Thrivent Financial charges a monthly administrative fee for administrative expenses.
Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Thrivent Financial and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.
Thrivent Financial assesses a transfer fee to each transfer from the subaccounts and fixed account in excess of the first twelve transfers made in a contract year.
Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease or surrender charge during the first 10 contract years and during the first 10 years following an increase in face amount. These charges are in part a deferred sales charge and in part a recovery of certain administrative costs. In no event will the surrender charge exceed the maximum allowed by state or federal law.
Thrivent Financial may charge an administrative fee for each partial surrender/withdrawal that is taken in excess of one per contract year. For Thrivent Variable Life 2003 Series only, the charge is applicable in the first 10 contract years only.
Thrivent Financial reserves the right to charge a fee for certain contract changes for Thrivent Variable Life 1997 Series only.
Additionally, during the year ended December 31, 2020, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.
(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
Aggressive Allocation	6,225,356	1,054,096	(769,112)	6,510,340	1,418,363	(883,104)	7,045,599
All Cap	149,383	29,542	(22,427)	156,498	49,285	(27,806)	177,977
Balanced Income Plus	431,278	70,155	(40,530)	460,903	52,165	(40,571)	472,497
Diversified Income Plus	334,051	75,424	(41,902)	367,573	101,791	(79,173)	390,191
ESG Index	—	—	—	—	31,272	(2,323)	28,949
Global Stock	1,201,195	99,880	(124,824)	1,176,251	188,859	(305,196)	1,059,914
Government Bond	427,093	62,313	(44,572)	444,834	171,077	(143,073)	472,838
High Yield	215,892	50,550	(45,783)	220,659	67,490	(40,909)	247,240
Income	240,124	75,366	(42,209)	273,281	189,346	(90,745)	371,882
International Allocation	1,882,723	304,752	(236,394)	1,951,081	320,602	(266,383)	2,005,300

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(4) UNIT ACTIVITY - continued
Subaccount	Units Outstanding at January 1, 2019	Units Issued	Units Redeemed	Units Outstanding at December 31, 2019	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2020
International Index	—	—	—	—	17,553	(1,937)	15,616
Large Cap Growth	750,693	146,207	(100,154)	796,746	712,504	(179,487)	1,329,763
Large Cap Index	2,634,176	543,472	(318,522)	2,859,126	864,939	(519,196)	3,204,869
Large Cap Value	419,003	66,312	(51,686)	433,629	78,568	(84,640)	427,557
Limited Maturity Bond	325,033	75,887	(74,962)	325,958	349,186	(223,243)	451,901
Low Volatility Equity	20,076	22,830	(1,407)	41,499	10,856	(15,940)	36,415
Mid Cap Growth	—	—	—	—	58,825	(10,310)	48,515
Mid Cap Index	817,840	237,607	(104,447)	951,000	213,075	261,042	(271,154)	1,153,963
Mid Cap Stock	821,185	128,378	(84,609)	864,954	287,254	(256,487)	895,721
Mid Cap Value	—	—	—	—	5,200	(1,928)	3,272
Moderate Allocation	4,735,964	583,156	(611,303)	4,707,817	756,330	(585,445)	4,878,702
Moderately Aggressive Allocation	11,685,771	1,726,372	(1,184,963)	12,227,180	2,168,578	(1,381,570)	13,014,188
Moderately Conservative Allocation	591,841	109,773	(100,509)	601,105	143,511	(90,588)	654,028
Money Market	3,874,133	1,695,930	(1,554,818)	4,015,245	9,542,743	(8,113,738)	5,444,250
Multidimensional Income	32,002	7,420	(6,284)	33,138	9,085	(8,156)	34,067
Opportunity Income Plus	127,073	42,924	(18,126)	151,871	57,379	(54,305)	154,945
Partner Emerging Markets Equity	245,956	86,333	(64,391)	267,898	78,449	(59,524)	286,823
Partner Healthcare	190,427	42,849	(24,698)	208,578	59,809	(34,783)	233,604
Real Estate Securities	217,319	40,375	(34,555)	223,139	53,150	(38,194)	238,095
Small Cap Growth	7,445	21,627	(2,333)	26,739	93,322	(14,052)	106,009
Small Cap Index	1,027,170	253,393	(112,830)	1,167,733	498,953	(288,400)	1,378,286
Small Cap Stock	643,770	74,423	(68,207)	649,986	185,967	(148,940)	687,013

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2020 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$29,798,948	$ 8,183,609
All Cap	1,957,694	613,455
Balanced Income Plus	1,179,578	664,706
Diversified Income Plus	1,863,324	1,257,982
ESG Index	361,875	23,319
Global Stock	6,066,001	5,800,803
Government Bond	1,741,800	1,291,843
High Yield	1,382,894	627,975
Income	2,666,777	828,470
International Allocation	3,592,374	1,742,293
International Index	181,923	1,862
Large Cap Growth	27,054,431	3,158,409
Large Cap Index	14,317,469	6,395,984
Large Cap Value	1,712,889	1,471,965
Limited Maturity Bond	4,634,173	2,830,266
Low Volatility Equity	129,987	176,061
Mid Cap Growth	642,250	43,583
Mid Cap Index	6,683,437	2,282,315
Mid Cap Stock	7,626,243	6,538,750
Mid Cap Value	50,233	11,992
Moderate Allocation	15,411,630	6,633,011
Moderately Aggressive Allocation	46,786,883	12,048,829
Moderately Conservative Allocation	3,001,009	1,472,565
Money Market	9,830,005	8,188,839
Multidimensional Income	95,181	75,946
Opportunity Income Plus	891,187	727,054
Partner Emerging Markets Equity	1,000,270	630,822
Partner Healthcare	1,206,635	612,824
Real Estate Securities	1,050,104	617,463
Small Cap Growth	1,188,715	104,279
Small Cap Index	8,417,558	2,804,136
Small Cap Stock	6,135,879	2,777,847

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, except as indicated in Note 1, follows:
Subaccount	2020	2019	2018	2017	2016
Aggressive Allocation
Units	7,045,599	6,510,340	6,225,356	5,946,756	5,647,086
Unit value	$12.01-$36.45	$10.25-$31.12	$18.32-$24.83	$19.58-$26.54	$16.12-$21.84
Net assets	$ 212,055,551	$ 172,509,420	$ 133,573,092	$ 137,735,908	$ 109,082,161
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	12.29%	1.30%	0.68%	0.73%	0.97%
Total return (c)	17.14%	2.49 - 25.34%	(6.46)%	21.51%	10.11%
All Cap
Units	177,977	156,498	149,383	137,984	134,382
Unit value	$12.67-$59.63	$10.28-$48.41	$17.67-$37.16	$19.61-$41.24	$16.31-$34.30
Net assets	$ 6,933,535	$ 5,266,382	$ 3,944,040	$ 4,185,706	$ 3,451,473
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.76%	0.62%	0.52%	0.49%	0.27%
Total return (c)	23.17%	2.84 - 30.27%	(9.89)%	20.24%	5.78%
Balanced Income Plus
Units	472,497	460,903	431,278	438,529	441,782
Unit value	$11.10-$35.45	$20.51-$32.49	$17.52-$27.74	$18.41-$29.16	$16.49-$26.11
Net assets	$ 14,686,509	$ 13,376,036	$ 10,975,453	$ 11,798,812	$ 10,679,625
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.37%	2.97%	2.43%	2.33%	2.53%
Total return (c)	9.11%	17.11%	(4.87)%	11.67%	7.06%
Diversified Income Plus
Units	390,191	367,573	334,051	304,396	294,219
Unit value	$10.88-$32.48	$10.13-$30.25	$18.28-$26.59	$18.79-$27.33	$17.18-$24.99
Net assets	$ 10,087,214	$ 9,209,941	$ 7,432,858	$ 7,160,662	$ 6,397,195
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	11.45%	3.50%	3.07%	3.01%	3.43%
Total return (c)	7.37%	1.29 - 13.73%	(2.69)%	9.34%	7.08%
ESG Index
Units	28,949	—	—	—	—
Unit value	$ 12.95	—	—	—	—
Net assets	$ 374,843	—	—	—	—
Ratio of expenses to net assets (a)	—%	— %	—%	—%	—%
Investment income ratio (b)	18.44%	— %	—%	—%	—%
Total return (c)	29.48%	— %	—%	—%	—%
Global Stock
Units	1,059,914	1,176,251	1,201,195	1,192,994	1,186,415
Unit value	$11.82-$31.02	$20.64-$26.93	$16.79-$21.90	$18.31-$23.89	$15.12-$19.72
Net assets	$ 29,189,633	$ 28,546,546	$ 23,743,735	$ 25,819,688	$ 21,219,515
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.40%	1.44%	1.24%	1.28%	1.26%
Total return (c)	15.21%	22.95%	(8.33)%	21.16%	5.42%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Government Bond
Units	472,838	444,834	427,093	382,696	331,839
Unit value	$10.70-$27.90	$15.38-$26.02	$14.53-$24.58	$14.50-$24.54	$14.09-$23.83
Net assets	$ 9,221,255	$ 8,300,695	$ 7,600,001	$ 6,948,018	$ 6,056,239
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	4.84%	2.18%	2.42%	2.01%	1.68%
Total return (c)	7.22%	5.86%	0.19%	2.96%	1.49%
High Yield
Units	247,240	220,659	215,892	204,686	193,532
Unit value	$10.45-$40.57	$22.13-$39.48	$19.36-$34.53	$20.02-$35.71	$18.63-$33.23
Net assets	$ 6,835,500	$ 6,194,689	$ 5,349,575	$ 5,325,791	$ 4,716,890
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	23.69%	5.56%	5.81%	5.45%	5.68%
Total return (c)	2.76%	14.34%	(3.31)%	7.47%	12.76%
Income
Units	371,882	273,281	240,124	219,402	211,049
Unit value	$11.21-$27.45	$10.03-$24.57	$16.51-$21.63	$16.90-$22.14	$15.90-$20.83
Net assets	$ 8,306,893	$ 5,874,010	$ 4,625,839	$ 4,382,321	$ 3,969,753
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	13.08%	3.35%	3.68%	3.32%	3.43%
Total return (c)	11.70%	0.31 - 13.60%	(2.32)%	6.28%	6.08%
International Allocation
Units	2,005,300	1,951,081	1,882,723	1,758,273	1,658,948
Unit value	$10.63-$14.06	$ 13.52	$ 11.22	$ 13.26	$ 10.71
Net assets	$ 28,115,245	$ 26,373,976	$ 21,123,540	$ 23,316,762	$ 17,763,602
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	9.55%	2.30%	2.77%	2.09%	2.22%
Total return (c)	3.99%	20.48%	(15.39)%	23.85%	3.35%
International Index
Units	15,616	—	—	—	—
Unit value	$ 12.91	—	—	—	—
Net assets	$ 201,623	—	—	—	—
Ratio of expenses to net assets (a)	—%	— %	—%	—%	—%
Investment income ratio (b)	92.21%	— %	—%	—%	—%
Total return (c)	29.12%	— %	—%	—%	—%
Large Cap Growth
Units	1,329,763	796,746	750,693	724,535	734,395
Unit value	$14.77-$77.39	$31.85-$53.99	$23.96-$40.63	$23.38-$39.63	$18.13-$30.74
Net assets	$ 72,419,383	$ 33,768,379	$ 24,554,562	$ 23,762,059	$ 18,783,888
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	0.90%	0.01%	0.40%	0.39%	0.57%
Total return (c)	43.34%	32.90%	2.50%	28.93%	(1.48)%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Large Cap Index
Units	3,204,869	2,859,126	2,634,176	2,381,615	2,172,116
Unit value	$12.14-$48.82	$10.28-$41.33	$22.01-$31.51	$23.07-$33.03	$19.00-$27.20
Net assets	$ 126,358,338	$ 100,837,918	$ 72,414,300	$ 70,350,598	$ 54,004,821
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	3.33%	1.55%	1.44%	1.32%	1.88%
Total return (c)	18.12%	2.79 - 31.15%	(4.61)%	21.46%	11.68%
Large Cap Value
Units	427,557	433,629	419,003	415,710	403,840
Unit value	$10.71-$44.38	$22.96-$42.49	$18.46-$34.16	$20.21-$37.42	$17.18-$31.80
Net assets	$ 14,029,687	$ 13,811,702	$ 10,953,427	$ 11,990,180	$ 10,079,472
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	7.43%	1.54%	1.34%	1.37%	1.36%
Total return (c)	4.44%	24.39%	(8.70)%	17.65%	17.44%
Limited Maturity Bond
Units	451,901	325,958	325,033	322,137	304,457
Unit value	$10.42-$16.86	$13.62-$16.21	$13.01-$15.48	$12.87-$15.32	$12.55-$14.93
Net assets	$ 6,899,866	$ 4,933,398	$ 4,726,764	$ 4,640,419	$ 4,293,261
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	10.28%	2.61%	2.49%	1.98%	1.93%
Total return (c)	4.01%	4.75%	1.03%	2.61%	2.83%
Low Volatility Equity
Units	36,415	41,499	20,076	5,550	—
Unit value	$10.35-$13.45	$ 13.16	$ 10.69	$ 11.01	—
Net assets	$ 486,840	$ 546,296	$ 214,641	$ 61,101	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—%
Investment income ratio (b)	36.44%	0.95%	0.01%	4.63%	—%
Total return (c)	2.19%	23.13%	(2.90)%	10.11%	—%
Mid Cap Growth
Units	48,515	—	—	—	—
Unit value	$ 14.92	—	—	—	—
Net assets	$ 723,949	—	—	—	—
Ratio of expenses to net assets (a)	—%	— %	—%	—%	—%
Investment income ratio (b)	0.00%	— %	—%	—%	—%
Total return (c)	49.22%	— %	—%	—%	—%
Mid Cap Index
Units	1,153,963	951,000	817,840	663,248	547,347
Unit value	$11.58-$56.93	$10.22-$50.21	$22.50-$39.89	$25.37-$44.96	$21.87-$38.77
Net assets	$ 39,631,006	$ 31,437,746	$ 22,067,608	$ 21,026,101	$ 15,456,064
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	8.85%	1.18%	1.01%	0.88%	0.88%
Total return (c)	13.40%	2.16 - 25.86%	(11.29)%	15.98%	20.43%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Mid Cap Stock
Units	895,721	864,954	821,185	784,474	775,437
Unit value	$12.44-$58.12	$10.22-$47.76	$24.59-$37.86	$27.62-$42.52	$23.21-$35.73
Net assets	$ 43,442,503	$ 36,598,879	$ 28,092,831	$ 30,807,243	$ 25,914,658
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.46%	0.61%	0.34%	0.35%	0.38%
Total return (c)	21.69%	2.21 - 26.16%	(10.96)%	19.00%	28.71%
Mid Cap Value
Units	3,272	—	—	—	—
Unit value	$ 13.29	—	—	—	—
Net assets	$ 43,490	—	—	—	—
Ratio of expenses to net assets (a)	—%	— %	—%	—%	—%
Investment income ratio (b)	#DIV/0!%	— %	—%	—%	—%
Total return (c)	32.93%	— %	—%	—%	—%
Moderate Allocation
Units	4,878,702	4,707,817	4,735,964	4,627,100	4,486,693
Unit value	$11.54-$29.00	$10.16-$25.53	$16.82-$21.50	$17.60-$22.50	$15.58-$19.92
Net assets	$ 124,738,995	$ 107,849,307	$ 91,627,762	$ 94,286,404	$ 81,502,685
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	13.00%	2.26%	1.74%	1.61%	1.69%
Total return (c)	13.57%	1.58 - 18.75%	(4.44)%	12.95%	8.89%
Moderately Aggressive Allocation
Units	13,014,188	12,227,180	11,685,771	11,151,029	10,646,665
Unit value	$11.65-$32.31	$10.19-$28.24	$17.54-$23.13	$18.64-$24.58	$15.96-$21.04
Net assets	$ 357,689,197	$ 300,776,539	$ 237,010,919	$ 242,647,476	$ 200,465,974
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	16.87%	1.84%	1.28%	1.21%	1.43%
Total return (c)	14.41%	1.87 - 22.11%	(5.90)%	16.79%	10.23%
Moderately Conservative Allocation
Units	654,028	601,105	591,841	636,230	631,615
Unit value	$11.16-$24.38	$18.05-$22.10	$15.67-$19.19	$16.21-$19.84	$14.80-$18.12
Net assets	$ 14,671,103	$ 12,488,261	$ 10,703,758	$ 11,925,935	$ 10,915,997
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	14.99%	2.53%	2.03%	1.74%	1.67%
Total return (c)	10.34%	15.18%	(3.30)%	9.51%	7.24%
Money Market
Units	5,444,250	4,015,245	3,874,133	3,321,076	3,178,779
Unit value	$ 1.00-$1.24	$ 1.06-$1.24	$ 1.04-$1.21	$ 1.03-$1.20	$ 1.02-$1.19
Net assets	$ 6,246,396	$ 4,605,230	$ 4,395,178	$ 3,755,444	$ 3,620,847
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.26%	1.80%	1.48%	0.50%	0.00%
Total return (c)	0.29%	1.83%	1.48%	0.50%	0.00%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Multidimensional Income
Units	34,067	33,138	32,002	2,632	—
Unit value	$10.76-$11.93	$ 11.27	$ 9.79	$ 10.35	—
Net assets	$ 406,361	$ 373,548	$ 313,443	$ 27,240	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	—%
Investment income ratio (b)	0.00%	4.07%	6.67%	4.72%	—%
Total return (c)	5.85%	15.09%	(5.37)%	3.50%	—%
Opportunity Income Plus
Units	154,945	151,871	127,073	116,800	104,107
Unit value	$10.53-$20.19	$16.18-$19.35	$14.91-$17.83	$15.06-$18.01	$14.39-$17.21
Net assets	$ 2,832,547	$ 2,686,866	$ 2,096,689	$ 1,932,898	$ 1,647,734
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	19.25%	4.01%	4.12%	3.38%	3.38%
Total return (c)	4.38%	8.53%	(1.01)%	4.62%	6.37%
Partner Emerging Markets Equity
Units	286,823	267,898	245,956	190,798	147,309
Unit value	$13.47-$20.43	$ 16.07	$ 13.37	$ 15.71	$ 12.31
Net assets	$ 5,825,462	$ 4,304,051	$ 3,288,822	$ 2,997,395	$ 1,812,979
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	24.13%	0.76%	1.26%	0.68%	1.01%
Total return (c)	27.19%	20.15%	(14.88)%	27.65%	11.59%
Partner Healthcare
Units	233,604	208,578	190,427	180,068	159,104
Unit value	$12.17-$39.58	$10.24-$33.32	$ 26.47	$ 24.44	$ 20.47
Net assets	$ 8,814,561	$ 6,949,239	$ 5,041,225	$ 4,401,027	$ 3,256,333
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	5.23%	0.42%	0.90%	0.26%	4.20%
Total return (c)	18.80%	2.42 - 25.85%	8.31%	19.42%	(16.01)%
Real Estate Securities
Units	238,095	223,139	217,319	207,894	195,954
Unit value	$ 9.46-$52.70	$23.21-$55.68	$18.14-$43.52	$19.16-$45.96	$18.08-$43.38
Net assets	$ 7,599,035	$ 7,709,539	$ 6,069,202	$ 6,277,108	$ 5,732,120
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	10.52%	2.15%	2.02%	1.62%	1.46%
Total return (c)	(5.35)%	27.94%	(5.30)%	5.96%	7.50%
Small Cap Growth
Units	106,009	26,739	7,445	—	—
Unit value	$15.82-$18.18	$ 11.70	$ 9.11	—	—
Net assets	$ 1,911,268	$ 312,887	$ 67,852	—	—
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	—%	—%
Investment income ratio (b)	0.00%	0.00%	0.00%	—%	—%
Total return (c)	55.38%	28.41%	(8.87)%	—%	—%

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued
Subaccount	2020	2019	2018	2017	2016
Small Cap Index
Units	1,378,286	1,167,733	1,027,170	876,576	788,408
Unit value	$11.34-$69.12	$10.21-$62.21	$24.94-$50.79	$27.30-$55.60	$24.13-$49.15
Net assets	$ 60,068,789	$ 50,250,862	$ 37,951,046	$ 37,699,698	$ 31,345,634
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	2.49%	1.05%	0.95%	0.84%	0.99%
Total return (c)	11.11%	2.07 - 22.49%	(8.66)%	13.13%	26.12%
Small Cap Stock
Units	687,013	649,986	643,770	657,235	675,478
Unit value	$12.54-$55.58	$25.61-$45.30	$20.05-$35.46	$22.31-$39.45	$18.40-$32.54
Net assets	$ 31,023,486	$ 24,530,311	$ 19,211,502	$ 21,999,152	$ 18,718,342
Ratio of expenses to net assets (a)	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (b)	1.70%	0.39%	0.42%	0.35%	0.33%
Total return (c)	22.69%	27.77%	(10.13)%	21.23%	25.94%

(a)	These amounts only include items that flow through operations. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account.

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE
Units, unit values and asset balances for each subaccount are as follows:
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2019
Aggressive Allocation	243,894	$12.01	$ 2,928,240
All Cap	11,218	$12.67	$ 142,097
Balanced Income Plus	10,943	$11.10	$ 121,463
Diversified Income Plus	16,105	$10.88	$ 175,148
ESG Index	2,869	$12.95	$ 37,151
Global Stock	11,648	$11.82	$ 137,662
Government Bond	12,441	$10.70	$ 133,123
High Yield	12,162	$10.45	$ 127,063
Income	43,067	$11.21	$ 482,589
International Allocation	21,216	$10.63	$ 225,536
International Index	5,304	$12.91	$ 68,479
Large Cap Growth	124,309	$14.77	$ 1,836,089
Large Cap Index	204,082	$12.14	$ 2,477,910
Large Cap Value	11,080	$10.71	$ 118,638
Limited Maturity Bond	16,676	$10.42	$ 173,787
Low Volatility Equity	989	$10.35	$ 10,239
Mid Cap Growth	16,953	$14.92	$ 252,970
Mid Cap Index	120,500	$11.58	$ 1,395,965
Mid Cap Stock	48,575	$12.44	$ 604,133
Mid Cap Value	1,634	$13.29	$ 21,720
Moderate Allocation	133,388	$11.54	$ 1,538,874
Moderately Aggressive Allocation	373,299	$11.65	$ 4,350,661
Moderately Conservative Allocation	17,353	$11.16	$ 193,585
Money Market	112,582	$ 1.00	$ 113,015
Multidimensional Income	96	$10.76	$ 1,032
Opportunity Income Plus	6,835	$10.53	$ 71,940
Partner Emerging Markets Equity	5,088	$13.47	$ 68,517
Partner Healthcare	15,753	$12.17	$ 191,664
Real Estate Securities	6,202	$ 9.46	$ 58,652
Small Cap Growth	6,859	$15.82	$ 108,483
Small Cap Index	121,439	$11.34	$ 1,377,240
Small Cap Stock	17,092	$12.54	$ 214,251
			$19,757,916

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2008
Aggressive Allocation	4,062,879	$26.90	$109,288,663
All Cap	77,708	$28.35	$ 2,202,959
Balanced Income Plus	79,603	$22.38	$ 1,781,657
Diversified Income Plus	174,083	$22.33	$ 3,886,622
ESG Index	17,402	$12.95	$ 225,324
Global Stock	113,306	$23.78	$ 2,694,517
Government Bond	236,930	$16.49	$ 3,907,960
High Yield	99,136	$22.75	$ 2,254,888
Income	124,506	$20.95	$ 2,608,299
International Allocation	537,490	$14.06	$ 7,555,610
International Index	5,003	$12.91	$ 64,593
Large Cap Growth	449,698	$45.65	$ 20,527,921
Large Cap Index	1,452,852	$34.10	$ 49,538,628
Large Cap Value	132,852	$23.98	$ 3,185,337
Limited Maturity Bond	162,241	$14.17	$ 2,299,172
Low Volatility Equity	26,370	$13.45	$ 354,764
Mid Cap Growth	17,008	$14.92	$ 253,802
Mid Cap Index	777,242	$32.12	$ 24,964,007
Mid Cap Stock	307,095	$37.75	$ 11,592,050
Mid Cap Value	1,467	$13.29	$ 19,496
Moderate Allocation	2,281,524	$22.69	$ 51,757,742
Moderately Aggressive Allocation	7,055,512	$24.50	$172,857,849
Moderately Conservative Allocation	234,640	$19.92	$ 4,674,152
Money Market	2,647,019	$ 1.06	$ 2,815,302
Multidimensional Income	31,014	$11.93	$ 370,050
Opportunity Income Plus	62,867	$16.89	$ 1,061,527
Partner Emerging Markets Equity	196,002	$20.43	$ 4,005,092
Partner Healthcare	155,014	$39.58	$ 6,135,707
Real Estate Securities	117,409	$21.97	$ 2,579,342
Small Cap Growth	62,463	$18.18	$ 1,135,723
Small Cap Index	717,308	$33.94	$ 24,344,093
Small Cap Stock	140,111	$31.43	$ 4,403,253
			$525,346,101

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
Thrivent Flexible Premium Variable Life Insurance – 2003
Aggressive Allocation	2,212,608	$36.45	$ 80,655,909
All Cap	66,928	$48.85	$ 3,269,261
Balanced Income Plus	111,017	$28.63	$ 3,178,051
Diversified Income Plus	112,819	$28.31	$ 3,194,021
ESG Index	5,675	$12.95	$ 73,479
Global Stock	326,385	$31.02	$ 10,125,622
Government Bond	123,866	$19.38	$ 2,401,096
High Yield	100,082	$29.96	$ 2,998,876
Income	138,088	$24.61	$ 3,398,350
International Allocation	778,116	$14.06	$ 10,937,530
International Index	4,959	$12.91	$ 64,025
Large Cap Growth	512,901	$60.95	$ 31,259,136
Large Cap Index	362,663	$45.45	$ 16,482,045
Large Cap Value	202,871	$35.20	$ 7,141,539
Limited Maturity Bond	194,082	$15.95	$ 3,096,309
Low Volatility Equity	7,558	$13.45	$ 101,685
Mid Cap Growth	12,395	$14.92	$ 184,956
Mid Cap Index	154,777	$48.43	$ 7,495,068
Mid Cap Stock	279,663	$57.61	$ 16,111,626
Mid Cap Value	171	$13.29	$ 2,274
Moderate Allocation	1,836,569	$29.00	$ 53,254,731
Moderately Aggressive Allocation	4,537,767	$32.31	$146,628,570
Moderately Conservative Allocation	312,167	$24.38	$ 7,611,991
Money Market	1,552,800	$ 1.23	$ 1,914,895
Multidimensional Income	272	$11.93	$ 3,245
Opportunity Income Plus	60,892	$19.83	$ 1,207,333
Partner Emerging Markets Equity	60,543	$20.43	$ 1,237,126
Partner Healthcare	44,200	$39.58	$ 1,749,499
Real Estate Securities	88,110	$40.53	$ 3,571,325
Small Cap Growth	27,907	$18.18	$ 507,425
Small Cap Index	144,732	$48.81	$ 7,063,796
Small Cap Stock	303,662	$45.56	$ 13,834,601
			$440,755,395

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(7) UNIT FAIR VALUE - continued
Year Ended December 31, 2020	Units	Unit Value	Assets in Accumulation Period
AAL Variable Universal Life – 1997
Aggressive Allocation	526,218	$36.45	$ 19,182,739
All Cap	22,123	$59.63	$ 1,319,218
Balanced Income Plus	270,934	$35.45	$ 9,605,338
Diversified Income Plus	87,184	$32.48	$ 2,831,423
ESG Index	3,003	$12.95	$ 38,889
Global Stock	608,575	$26.67	$ 16,231,832
Government Bond	99,601	$27.90	$ 2,779,076
High Yield	35,860	$40.57	$ 1,454,673
Income	66,221	$27.45	$ 1,817,655
International Allocation	668,478	$14.06	$ 9,396,569
International Index	350	$12.91	$ 4,526
Large Cap Growth	242,855	$77.39	$ 18,796,237
Large Cap Index	1,185,272	$48.82	$ 57,859,755
Large Cap Value	80,754	$44.38	$ 3,584,173
Limited Maturity Bond	78,902	$16.86	$ 1,330,598
Low Volatility Equity	1,498	$13.45	$ 20,152
Mid Cap Growth	2,159	$14.92	$ 32,221
Mid Cap Index	101,444	$56.93	$ 5,775,966
Mid Cap Stock	260,388	$58.12	$ 15,134,694
Mid Cap Value	—	$13.29	$ —
Moderate Allocation	627,221	$29.00	$ 18,187,648
Moderately Aggressive Allocation	1,047,610	$32.31	$ 33,852,117
Moderately Conservative Allocation	89,868	$24.38	$ 2,191,375
Money Market	1,131,849	$ 1.24	$ 1,403,184
Multidimensional Income	2,685	$11.93	$ 32,034
Opportunity Income Plus	24,351	$20.19	$ 491,747
Partner Emerging Markets Equity	25,190	$20.43	$ 514,727
Partner Healthcare	18,637	$39.58	$ 737,691
Real Estate Securities	26,374	$52.70	$ 1,389,716
Small Cap Growth	8,780	$18.18	$ 159,637
Small Cap Index	394,807	$69.12	$ 27,283,660
Small Cap Stock	226,148	$55.58	$ 12,571,381
			$266,010,651
(8) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Partner Growth Stock (the “Target Portfolio”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 24, 2020. The Contractholders of each Subaccount voted in favor of merging the Target Portfolio into the Portfolio shown below (“the Acquiring Portfolio”) effective August 31, 2020.
	The Target Portfolio	The Acquiring Portfolio
Merger	Thrivent Partner Growth Stock	Thrivent Large Cap Growth

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2019, 2008, 2003, 1997)
NOTES TO FINANCIAL STATEMENTS (continued)
(8) SUBACCOUNT MERGERS - continued
The merger was accomplished by tax free exchanges as detailed below:
	Net Assets as of August 31, 2020	Shares as of August 31, 2020
Acquiring Portfolio	$0	3,452,845
Target Portfolio	$0	3,452,845
After Acquisition	$0	6,905,690
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 28, 2020.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Growth Stock	$(3,099,354)	$(10,541)	$6,099,850
Assuming the acquisition had been completed on January 1, 2020 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2020, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$10,588,856	$(12,574)	$9,510,650
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 31, 2020.
Assuming the acquisition had been completed on January 1, 2019 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2019, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Growth	$5,783,582	$22,912	$4,691,965

PART C.    OTHER INFORMATION
Item 30.    Exhibits
Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
Exhibit Number	Name of Exhibit	Filed Herewith / Incorporated by Reference
(a)(i)	Resolution of the Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial Filing to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on July 10, 1997
(a)(ii)	Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I	Post-Effective Amendment No. 8 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-31011, filed on August 29, 2002
(b)	Custodian Agreement	Not Applicable
(c)(i)	Specimen of Distribution Agreement with Registered Representatives	Initial Filing of the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(c)(ii)	Principal Underwriting Agreement	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019
(d)(i)	Specimen Flexible Premium Variable Life Insurance Contracts	Initial Filing to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on January 10, 2008
(d)(ii)	Contract Riders and Endorsements	Initial Filing to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on January 10, 2008
(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 3 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 18, 2011
(e)(i)	Application Form -- IIPRC	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017.
(e)(ii)	Application Form – Alabama	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017.
(e)(iii)	Application Form – Illinois	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017.
(e)(iv)	Application Form – New York	Post-Effective Amendment No. 9 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-148578, filed on April 28, 2017.
(f)	Articles of Incorporation of Depositor and Bylaws of Depositor	Initial Filing to the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017
(g)(i)	Reinsurance Agreement with Swiss RE – I2107058US-18	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(ii)	Coinsurance Agreement with SCOR Global Life - 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019

Exhibit Number	Name of Exhibit	Filed Herewith / Incorporated by Reference
(g)(iii)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(iv)	Coinsurance Agreement with SCOR Global Life - Amendment 2 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(v)	Coinsurance Agreement with SCOR Global Life - 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(vi)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(vii)	Reinsurance Agreement with RGA Reinsurance - 1582-00-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(viii)	Reinsurance Agreement with RGA Reinsurance - 1582-00-01	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(g)(ix)	Reinsurance Agreement with RGA Reinsurance - 1582-01-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. Dated December 15, 2003	Post-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel	Filed herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Not Applicable
(r)	Form of Initial Summary Prospectus	Not Applicable
(s)	Powers of Attorney for Board of Directors	Filed herewith
Directors and Officers of the Depositor
The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Depositor
Deborah M. Ackerman 1115 Manor Drive Wilmette, IL 60091	Director
N. Cornell Boggs, III 412 W. Loomis Street Ludington, MI 49431	Director

Name and Principal Business Address	Positions and Offices with Depositor
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Bradford N. Creswell NCA Management, LLC 1200 Westlake Avenue N Suite 600 Seattle, WA 98109	Director
Lynn Crump-Caine 23 Ball Mill Place Sandy Springs, Georgia 30350	Director
Eric J. Draut 524 S. Banbury Road Arlington Heights, Illinois 60005	Director
Kirk D. Farney Wheaton College 501 College Avenue Wheaton, Illinois 60187	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Kathryn V. Marinello 107 Hispaniola Lane Bonita Springs, Florida 34134	Director
Nichole B. Pechet 533 B Simonds Loop San Francisco, CA 94129	Director
Bonnie E. Raquet 412 Rivers Edge Williamsburg, Virginia 23185-8945	Chair of the Board of Directors
Angela S. Reiger 5 Lands End Lane Dodgeville, WI 53593	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Vibhu R. Sharma	Executive Vice President, Chief Financial Officer and Treasurer
David S. Royal	Executive Vice President, Chief Investment Officer
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Paul R. Johnston (Interim)	Executive Vice President, Chief Human Resource Officer
Lisa J. Flanary	Executive Vice President, Chief Growth Officer
Mary Jane Fortin	Executive Vice President, Chief Commercial Officer
James M. Odland	Vice President and Chief Compliance Officer
Persons Controlled by or Under Common Control with Depositor or Registrant
Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent Financial. Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Education Funding, LLC[2]	Special purpose entity	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC3	Long-term care insurance agency	Minnesota
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter
Thrivent Trust Company of Tennessee, Inc.[2]	Public trust company	Tennessee
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
North Meadows Investment, Ltd.[1]	Real estate development and investment corporation	Wisconsin
White Rose GP I, LLC[4,7]	General partner	Delaware
White Rose Fund I Equity Direct, L.P.[5,8]	Private equity fund	Delaware
White Rose Fund I Fund of Funds, L.P.[5,9]	Private equity fund	Delaware
Thrivent White Rose GP II, LLC[4,10]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[5,11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[4,12]	General partner	Delaware
Thrivent White Rose Fund III Equity Direct, L.P.[5,13]	Private equity fund	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[5,14]	Private equity fund	Delaware
Thrivent White Rose Fund GP IV, LLC[4,15]	General partner	Delaware
Thrivent White Rose Fund IV Equity Direct, L.P.[5,16]	Private equity fund	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[5,17]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[4,18]	General partner	Delaware
Thrivent White rose Fund V Equity Direct, L.P.[5,19]	Private equity fund	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[5,20]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[4,21]	General partner	Delaware
Thrivent White Rose Fund VI Equity Direct, L.P.[5,22]	Private equity fund	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[5,23]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[4,24]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[5,25]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[5,26]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[4,27]	General partner	Delaware
Thrivent White Rose Fund VIII Equity Direct, L.P.[5,28]	Private equity fund	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[5,29]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[4,30]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[5,31]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[5,32]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[2,31]	General partner	Delaware
Thrivent White Rose Fund X, Equity Direct, L.P.[5,34]	Private equity fund	Delaware
Thrivent White Rose Fund X, Fund of Funds, L.P.[5,35]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[4,36]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[5,37]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[5,38]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC,[4,39]	General Partner	Delaware

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent White Rose Fund XII Equity Direct, L.P.[5,40]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[5,41]	Private equity fund	Delaware
Thrivent White Rose GP, XIII, LLC[4,42]	General Partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[5,43]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[5,44]	Private equity fund	Delaware
Thrivent White Rose GP, XIV, LLC[4]	General Partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP I, LLC[4,45]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.5, 46	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[4,47]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[5,48]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[4,49]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[5,50]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[5]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[4]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[5]	Private equity fund	Delaware
Twin Bridge Capital Partners, LLC[6]	Investment adviser	Delaware

[1]	Wholly owned subsidiary of Thrivent Financial.
[2]	Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent Financial is the ultimate controlling entity.
[3]	Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent Financial is the ultimate controlling entity.
[4]	Directly controlled by Thrivent Financial, which is the managing member and owns an interest in the limited liability company.
5
Directly controlled by Thrivent Financial. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent Financial’s general account.
6
Directly controlled by Thrivent Financial. Investment advisory clients include Pacific Street Fund and Twin Bridge Narrow Gate Fund limited partnerships.
7
Thrivent Financial has a 75.503% ownership interest.
8
Thrivent Financial has a 99.311% ownership interest.
[9]	Thrivent Financial has a 99.829% ownership interest.
[10]	Thrivent Financial has a 67.877% ownership interest.
[11]	Thrivent Financial has a 99.831% ownership interest.
[12]	Thrivent Financial has a 67.995% ownership interest.
[13]	Thrivent Financial has a 99.269% ownership interest.
[14]	Thrivent Financial has a 99.815% ownership interest.
[15]	Thrivent Financial has a 66.044% ownership interest.
[16]	Thrivent Financial has a 98.936% ownership interest.
[17]	Thrivent Financial has a 99.828% ownership interest.
[18]	Thrivent Financial has a 64.508% ownership interest.
[19]	Thrivent Financial has a 99.054% ownership interest.
[20]	Thrivent Financial has a 99.820% ownership interest.
[21]	Thrivent Financial has a 30.854% ownership interest.
[22]	Thrivent Financial has a 98.975% ownership interest.
[23]	Thrivent Financial has a 99.867% ownership interest.
[24]	Thrivent Financial has a 30.691% ownership interest.
[25]	Thrivent Financial has a 98.856% ownership interest.
[26]	Thrivent Financial has a 99.831% ownership interest.
[27]	Thrivent Financial has a 25.000% ownership interest.
[28]	Thrivent Financial has a 98.634% ownership interest.
[29]	Thrivent Financial has a 99.680% ownership interest.
[30]	Thrivent Financial has a 37.000% ownership interest.

[31]	Thrivent Financial has a 98.620% ownership interest.
32
Thrivent Financial has a 99.881% ownership interest.
[33]	Thrivent Financial has a 34.000% ownership interest.
34
Thrivent Financial has a 98.296% ownership interest.
35
Thrivent Financial has a 99.881% ownership interest.
36
Thrivent Financial has a 17.500% ownership interest.
37
Thrivent Financial has a 98.582% ownership interest.
38
Thrivent Financial has a 99.871% ownership interest.
[39]	Thrivent Financial has a 22.500% ownership interest.
40
Thrivent Financial has a 99.112% ownership interest.
41
Thrivent Financial has a 99.919% ownership interest.
42
Thrivent Financial has a 15.000% ownership interest.
43
Thrivent Financial has a 99.933% ownership interest.
44
Thrivent Financial has a 98.593% ownership interest.
45
Thrivent Financial has a 99.732% ownership interest.
46
Thrivent Financial has a 99.112% ownership interest.
47
Thrivent Financial has a 23.000% ownership interest.
48
Thrivent Financial has a 99.683% ownership interest.
49
Thrivent Financial has a 19.000% ownership interest.
50
Thrivent Financial has a 99.900% ownership interest.
The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Insurance Account B
4.	Thrivent Variable Insurance Account C
5.	Thrivent Variable Annuity Account I
6.	Thrivent Variable Annuity Account II
7.	Thrivent Variable Annuity Account A
8.	Thrivent Variable Annuity Account B
9.	Thrivent Variable Annuity Account C
Indemnification
Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between Depositor, the Accounts and the Fund contains a provision in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Fund and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity.    Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management.    The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Vibhu Sharma	Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Christopher J. Osborne	Vice President & Supervision
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Kurt S. Tureson	Director, Affiliate Finance, CFO and Treasurer
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Luke W. Winskowski	Director
Nikki L. Sorum	Director
Cynthia J. Nighbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Mary E. Faulkner	Chief Information Security Officer
(c) Compensation from Registrant.    Not Applicable.
Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Management Services
Not Applicable.
Item 37.    Fee Representation
Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-148578, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 26th day of April, 2021.
Thrivent Variable Life Account I (Registrant)
By:	Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 26th day of April, 2021.
Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Tonia Nicole James Gilchrist Vice President and Managing Counsel
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

Vibhu Sharma*	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

Bonnie E. Raquet*	Chair of the Board
N. Cornell Boggs, III*	Director
Kenneth A. Carow*	Director
Lynn Crump-Caine*	Director
Eric J. Draut*	Director
Kirk D. Farney*	Director
Mark A. Jeske*	Director
Kathryn V. Marinello*	Director
Bradford N. Creswell*	Director
Nichole B. Pechet*	Director
Deborah M. Ackerman*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 26, 2021
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.
Exhibit Number	Name of Exhibit
(k)	Opinion & Consent of Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(s)	Powers of Attorney for Board of Directors